                                                             File Nos. 811-1136
                                                                       2-19458
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|
         Post-Effective Amendment No.  76                         |X|
                                     ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |_|
         Amendment No.   76                                       |X|
                       ------

                        (Check appropriate box or boxes)
                              SECURITY EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)
                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)
               Registrant's Telephone Number, including area code:
                                 (913) 295-3127

                                                  Copies To:

          John D. Cleland, President        Amy J. Lee, Secretary
          Security Equity Fund              Security Equity Fund
          700 Harrison Street               700 Harrison Street
          Topeka, KS 66636-0001             Topeka, KS 66636-0001
          (Name and address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate  box):
|_|  immediately upon filing pursuant to paragraph (b)
|X|  on January 29, 1997, pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)(i)
|_|  on January 29, 1997, pursuant to paragraph (a)(i)
|_|  75 days after filing pursuant to paragraph (a)(ii)
|_|  on January 29, 1997, pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

|_|  this  post-effective  amendment  designates  a new   effective  date  for a
     previously filed post-effective amendment

                              --------------------

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. The Registrant filed the Notice required by 24f-2 on November 26, 1996.

                              SECURITY EQUITY FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET

Form N-1A
ITEM NUMBER        CAPTION

PART A             PROSPECTUS

       1.          Cover Page
       2.          Not Applicable
       2a.         Transaction and Operating Expense Table
       3.          Financial Highlights; Performance
       4.          Investment Objective and Policies of the Funds
       5.          Management of the Funds; Trading Practices and Brokerage
       6.          General Information; Dividends and Taxes; Foreign Taxes
       7.          How to Purchase Shares; Determination of Net Asset Value;
                   Shareholder Services; Appendix A
       8.          How to Redeem Shares
       9.          Not Applicable

                   EXPLANATORY NOTE

                   This Post-Effective Amendment No. 76 (the "Amendment") to the Registrant's Registration Statement on Form N-1A (File Nos. 2-19458 and 811-1136) does not affect the Registrant's currently effective Social Awareness Series prospectus, which prospectus is hereby incorporated by reference as most recently filed pursuant to Rule 497 under the Securities Act of 1933, as amended.

PART B             STATEMENT OF ADDITIONAL INFORMATION

      10.          Cover Page
      11.          Table of Contents
      12.          Not Applicable
      13.          Investment Objective and Policies of the Funds;
                   Investment Policy Limitations
      14.          Officers and Directors
      15.          Remuneration of Directors and Others
      16.          Investment Management; Distributor; Custodian,
                   Transfer Agent and Dividend-Paying Agent
      17.          Allocation of Portfolio Brokerage
      18.          Organization

PART B (Continued) STATEMENT OF ADDITIONAL INFORMATION

      19.          How to Purchase  Shares;  How Net Asset Value is  Determined;
                   How to Redeem Shares; How to Exchange Shares; Systematic Withdrawal Program; Accumulation Plan; Retirement Plans;
                   Individual Retirement Accounts (IRAs); Pension and Profit Sharing Plans; 403(b) Retirement Plans; Simplified Employee Pension Plans (SEPPs); Appendix B
      20.          Dividends and Taxes
      21.          Distributor
      22.          Performance Information
      23.          Financial Statements; Independent Auditors

SECURITY
FUNDS
================================================================================

PROSPECTUS
January 31, 1997


* Security Growth
  and Income Fund

* Security Equity
  Fund

  - Equity Series

  - Global Series

* Security Ultra
  Fund

* Application


[SDI Logo]

SECURITY FUNDS
PROSPECTUS
================================================================================

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND                   PROSPECTUS
   EQUITY SERIES                    JANUARY 31, 1997
   GLOBAL SERIES
SECURITY ULTRA FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001


     The investment objective of Security Growth and Income Fund ("Growth and Income Fund") is long-term growth of capital with a secondary emphasis on income. Growth and Income Fund seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks but may also include other securities when deemed advisable. Such other securities may include securities convertible into common stocks, preferred stocks and U.S. and foreign debt securities, which may include higher yielding, higher risk securities ("junk bonds") ordinarily characteristic of securities in the lower rating categories of the recognized rating services. BECAUSE GROWTH AND INCOME FUND INVESTS IN SUCH JUNK BONDS, IT MAY NOT BE SUITABLE FOR ALL INVESTORS. IN ADDITION TO OTHER RISKS, JUNK BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE LOWER YIELDING, HIGHER RATED BONDS.


     The investment objective of Security Equity Fund ("Equity Fund") is long-term capital growth. Equity Fund seeks this objective primarily through investment in equity securities, and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer basic value or above-average capital growth potential.

     The investment objective of Security Global Fund ("Global Fund") is long-term growth of capital. Global Fund seeks this objective primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Investments in foreign securities may involve risks not present in domestic investments.

     The investment objective of Security Ultra Fund ("Ultra Fund") is capital appreciation. Ultra Fund seeks this objective primarily through investment in equity securities. Ultra Fund will ordinarily invest in a diversified portfolio of common stocks and securities convertible into common stocks, and the portfolio may include the securities of smaller and less mature companies. ULTRA FUND MAY ENGAGE IN SHORT-TERM TRADING WHICH MAY BE CONSIDERED SPECULATIVE, AND INCREASES RISKS TO ULTRA FUND.


     This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. Certain additional information is contained in a "Statement of Additional Information" about the Funds, dated January 31, 1997, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461.



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------

                                                                         Page

SECURITY FUNDS
CONTENTS

================================================================================
Transaction and Operating Expense Table...................................   1
Financial Highlights......................................................   2
Investment Objective and Policies of the Funds............................   4
       Growth and Income Fund.............................................   4
       Equity Fund........................................................   7
       Global Fund........................................................   7
       Ultra Fund.........................................................  10
Investment Methods and Risk Factors.......................................  11
Management of the Funds...................................................  16
       Portfolio Management...............................................  17
How to Purchase Shares....................................................  18
       Alternative Purchase Options.......................................  19
       Class A Shares.....................................................  19
       Class B Shares.....................................................  20
       Class B Distribution Plan..........................................  21
       Calculation and Waiver of Contingent Deferred Sales Charges........  21
       Arrangements with Broker-Dealers and Others........................  22
       Purchases at Net Asset Value.......................................  23
How to Redeem Shares......................................................  23
       Telephone Redemptions .............................................  24
Dividends and Taxes.......................................................  25
       Foreign Taxes......................................................  26
Determination of Net Asset Value..........................................  27
Trading Practices and Brokerage...........................................  27
Performance...............................................................  28
Shareholder Services......................................................  29
       Accumulation Plan..................................................  29
       Systematic Withdrawal Program......................................  29
       Exchange Privilege.................................................  29
       Retirement Plans...................................................  30
General Information.......................................................  30
       Organization.......................................................  30
       Stockholder Inquiries..............................................  31
Appendix A - Class A Shares Reduced Sales Charges.........................  32
       Rights of Accumulation.............................................  32
       Statement of Intention.............................................  32
       Reinstatement Privilege............................................  32

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS

================================================================================

                     TRANSACTION AND OPERATING EXPENSE TABLE

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)                                    CLASS A SHARES     CLASS B SHARES(1)

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)        5.75%                     None
Maximum Sales Load Imposed on Reinvested Dividends                                 None                      None
Deferred Sales Load (as a percentage of original purchase price
   or redemption proceeds, whichever is lower)                                     None(2)         5% during the first year,
                                                                                                   decreasing to 0% in the
                                                                                                   sixth and following years

                                             GROWTH AND
                                             INCOME FUND           EQUITY FUND           GLOBAL FUND            ULTRA FUND
                                         CLASS A    CLASS B     CLASS A  CLASS B      CLASS A  CLASS B       CLASS A  CLASS B

ANNUAL FUND OPERATING EXPENSES
(as a percentage of netassets)


Management Fees                           1.29%       1.29%       1.04%    1.04%        2.00%    2.00%       1.31%     1.31%
12b-1 Fees(3)                              None       1.00%        None    1.00%         None    1.00%        None     1.00%
Other Expenses                             None        None        None     None         None     None        None      None
                                          -----       -----       -----    -----        -----    -----       -----     -----
Total Fund Operating Expenses             1.29%       2.29%       1.04%    2.04%        2.00%    3.00%       1.31%     2.31%
                                          =====       =====       =====    =====        =====    =====       =====     =====

EXAMPLE
  You would pay the following    1 Year    $ 70        $ 73        $ 68     $ 71         $ 77     $ 80        $ 70      $ 73
  expenses on a $1,000 invest-   3 Years     96         102          89       94          117      123          97       102
  ment assuming (1) 5 percent    5 Years    124         143         112      130          159      178         125       144
  annual return and (2) redemp- 10 Years    204         263         177      237          277      332         206       265
  tion at the end of each
  time period

EXAMPLE
  You would pay the following    1 Year    $ 70        $ 23        $ 68     $ 21         $ 77     $ 30        $ 70      $ 23
  expenses on a $1,000           3 Years     96          72          89       64          117       93          97        72
  investment, assuming           5 Years    124         123         112      110          159      158         125       124
  (1) 5 percent annual          10 Years    204         263         177      237          277      332         206       265
  return and (2) no redemption


(1) Class B shares convert tax-free to Class A shares automatically after eight years.

(2) Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 19.

(3) Long-term holders of Class B shares may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Growth and Income, Equity, Global and Ultra Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 16. See "How to Purchase Shares," page 18, for more information concerning the sales load. Also, see Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A shares.

--------------------------------------------------------------------------------
                                       1

SECURITY FUNDS
FINANCIAL HIGHLIGHTS
================================================================================


   The following financial highlights, for each of the years in the period ended September 30, 1996, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended September 30, 1996, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the September 30, 1996 Annual Report to Stockholders which is incorporated by reference in this prospectus. The Funds' Annual Report to Stockholders also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the years in the period ended September 30, 1991, is not covered by the report of Ernst & Young LLP.



                                                                                                                             Average
                                                                                                                              com-
                           Net                                                                                Ratio         mission
                          gains                                                                       Ratio    of            paid
         Net             (losses)          Divi-                                                        of     net            per
        asset            on sec-  Total    dends                                               Net   expenses income         invest-
Fiscal  value            urities   from    (from    Distri-                   Net             assets    to    (loss)   Port-  ment
year    begin-    Net    (real-   invest-   net     butions  Return          asset            end of   aver-    to     folio secu-
ended   ning    invest-  ized &    ment    invest-   (from     of   Total    value    Total   period    age   average  turn-  rity
Septem-  of      ment    unreal-  opera-    ment    capital  capi-  distri-  end of  return   (thou-    net     net    over  traded
ber 30  period  income    ized)    tions   income)   gains)   tal   butions  period    (a)    sands)  assets  assets   rate    (h)
------------------------------------------------------------------------------------------------------------------------------------

                    SECURITY GROWTH AND INCOME FUND (CLASS A)

1987     $9.61   $.51    $(.87)   $(.36)   $(.50)   $(.42)   $---   $(.92)    $8.33   (4.7%)    $84,493   .74%   5.02%    32%   ---
1988      8.33    .54      .55     1.09     (.54)    (.45)    ---    (.99)     8.43   13.8%      81,357   .78%   6.22%    47%   ---
1989(b)   8.43    .44     1.114    1.554    (.537)   (.387)   ---    (.924)    9.06   19.9%      84,964  1.10%   5.93%    49%   ---
1990      9.06    .52     (.978)   (.458)   (.509)   (.663)   ---   (1.172)    7.43   (5.8%)     70,588  1.28%   6.24%    66%   ---
1991      7.43    .45      .992    1.442    (.474)  (1.088)   ---   (1.562)    7.31   22.3%      77,418  1.28%   6.14%   103%   ---
1992      7.31    .35     (.016)    .334    (.343)   (.171)   ---    (.514)    7.13    4.7%      75,436  1.27%   4.79%    74%   ---
1993      7.13    .21      .876    1.086    (.218)   (.158)   ---    (.376)    7.84   15.6%      81,982  1.26%   2.80%   135%   ---
1994(g)   7.84    .13     (.713)   (.583)   (.128)   (.169)   ---    (.297)    6.96   (7.6%)     65,328  1.28%   1.70%   163%   ---
1995(g)   6.96    .16     1.183    1.343    (.158)   (.215)   ---    (.373)    7.93   20.25%     67,430  1.31%   2.21%   130%   ---
1996(g)   7.93    .18     1.373    1.553    (.158)   (.275)   ---    (.433)    9.05   20.31%     73,273  1.29%   2.09%    69%  .0625

                    SECURITY GROWTH AND INCOME FUND (CLASS B)

1994(e)  $7.83  $0.05   $(0.694) $(0.644) $(0.117) $(0.169)  $---  $(0.286)   $6.90   (8.00%)      $668  2.27%   1.03%   178%   ---
1995(g)   6.90   0.08     1.179    1.259   (0.094)  (0.215)   ---   (0.309)    7.85   19.07%      1,130  2.31%   1.21%   130%   ---
1996(g)   7.85   0.09     1.353    1.443   (0.078)  (0.275)   ---   (0.353)    8.94   19.01%      2,247  2.29%   1.09%    69%  .0625

                         SECURITY EQUITY FUND (CLASS A)

1987     $5.39   $.14    $1.88    $2.02    $(.14)   $(.32)   $---   $(.46)    $6.95   40.1%    $288,431   .66%   2.15%   151%   ---
1988      6.95    .14    (1.05)    (.91)    (.11)   (1.19)    ---   (1.30)     4.74  (10.6%)    231,807   .72%   2.78%   142%   ---
1989      4.74    .15     1.758    1.908    (.118)    ---     ---    (.118)    6.53   41.2%     283,662   .99%   2.62%    86%   ---
1990      6.53    .15    (1.115)   (.965)   (.166)   (.579)   ---    (.745)    4.82  (15.9%)    226,186  1.08%   2.72%    97%   ---
1991      4.82    .12     1.403    1.523    (.148)   (.375)   ---    (.523)    5.82   34.2%     295,030  1.08%   2.34%    61%   ---
1992      5.82    .09      .475     .565    (.132)   (.393)   ---    (.525)    5.86   10.2%     313,582  1.06%   1.48%    83%   ---
1993      5.86    .12     1.165    1.285    (.053)   (.362)   ---    (.415)    6.73   22.7%     375,565  1.06%   1.95%    95%   ---
1994(g)   6.73    .05      .085     .135    (.120)  (1.205)   ---   (1.325)    5.54    1.95%    358,237  1.06%    .86%    79%   ---
1995(g)   5.54    .04     1.377    1.417     ---     (.407)   ---    (.407)    6.55   27.77%    440,339  1.05%    .87%    95%   ---
1996(g)   6.55    .05     1.482    1.532    (.060)   (.482)   ---    (.542)    7.54   24.90%    575,680  1.04%    .75%    64%  .0609

                         SECURITY EQUITY FUND (CLASS B)

1994(e)  $6.81  $0.01   $(0.005)  $0.005  $(0.12)  $(1.205)  $---  $(1.325)   $5.49   (0.15%)    $7,452  2.07%  (0.01%)   80%   ---
1995(g)   5.49  (0.01)    1.357    1.347     ---    (0.407)   ---   (0.407)    6.43   26.69%     19,288  2.05%  (0.13%)   95%   ---
1996(g)   6.43  (0.02)    1.449    1.429   (0.017)  (0.482)   ---   (0.499)    7.36   23.57%     38,822  2.04%  (0.25%)   64%  .0609


--------------------------------------------------------------------------------
                                        2

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================


                                                                                                                             Average
                                                                                                                              com-
                           Net                                                                                Ratio         mission
                          gains                                                                       Ratio    of            paid
         Net             (losses)          Divi-                                                        of     net            per
        asset            on sec-  Total    dends                                               Net   expenses income         invest-
Fiscal  value            urities   from    (from    Distri-                   Net             assets    to    (loss)  Port-   ment
year    begin-    Net    (real-   invest-   net     butions  Return          asset            end of   aver-    to    folio  secu-
ended   ning    invest-  ized &    ment    invest-   (from     of   Total    value    Total   period    age   average  turn-  rity
Septem-  of      ment    unreal-  opera-    ment    capital  capi-  distri-  end of  return  (thou-     net     net    over  traded
ber 30  period  income    ized)    tions   income)   gains)   tal   butions  period    (a)   sands)   assets  assets  rate    (h)
------------------------------------------------------------------------------------------------------------------------------------

                         SECURITY GLOBAL FUND (CLASS A)

1994(f) $10.00 $(0.03)    $.87    $0.84     $---     $---    $---    $---    $10.84    8.40%    $20,128  2.00%  (0.01%)   73%   ---
1995(g)  10.84  (0.02)     .31     0.29      ---     (.19)    ---    (.19)    10.94    2.80%     16,261  2.00%  (0.17%)  141%   ---
1996(g)  10.94   0.01     1.874    1.884   (0.248)   (.156)   ---    (.404)   12.42   17.73%     19,644  2.00%   0.07%   142%  .0338

                         SECURITY GLOBAL FUND (CLASS B)

1994     $9.96 $(0.12)    $.91    $0.79     $---     $---    $---    $---    $10.75    7.90%     $3,960  3.00%  (0.01%)   73%   ---
(e)(f)
1995(g)  10.75  (0.12)     .30     0.18      ---     (.19)    ---    (.19)    10.74    1.79%      5,433  3.00%  (1.17%)  141%   ---
1996(g)  10.74  (0.10)    1.841    1.741   (0.145)   (.156)   ---    (.301)   12.18   16.57%      7,285  3.00%  (0.93%)  142%  .0338

                          SECURITY ULTRA FUND (CLASS A)

1987     $9.35   $.13   $(1.89)  $(1.76)   $(.35)  $(1.88)   $---  $(2.23)    $5.36  (24.1%)     62,246   .84%   1.45%   301%   ---
1988(c)   5.36   (.02)    1.135    1.115    (.125)   (.06)    ---    (.185)    6.29   21.4%      68,700  1.54%  (0.24%)  120%   ---
1989(b)(c)6.29   (.12)    1.72     1.60      ---      ---     ---     ---      7.89   25.4%      66,841  3.53%  (1.66%)   89%   ---
1990(c)   7.89   (.14)   (2.845)  (2.985)    ---     (.445)   ---    (.445)    4.46  (39.6%)     31,486  2.58%  (1.82%)   96%   ---
1991(c)(d)4.46   (.03)    2.525    2.495     ---     (.235)   ---    (.235)    6.72   58.4%      65,449  1.61%  (0.51%)  163%   ---
1992      6.72   (.09)     .202     .112     ---     (.172)   ---    (.172)    6.66    1.5%      57,128  1.32%  (0.46%)  142%   ---
1993      6.66   (.028)   1.791    1.763     ---     (.293)   ---    (.293)    8.13   26.8%      71,056  1.30%  (0.50%)  101%   ---
1994(g)   8.13   (.056)   (.188)   (.244)    ---    (1.066)   ---   (1.066)    6.82   (3.6%)     60,695  1.33%  (0.80%)  111%   ---
1995(g)   6.82   (.02)    1.535    1.515     ---     (.135)   ---    (.135)    8.20   22.69%     66,052  1.32%  (0.31%)  180%   ---
1996(g)   8.20   (.05)    1.096    1.046     ---     (.996)   ---    (.996)    8.25   15.36%     74,230  1.31%  (0.61%)  161%  .0606

                          SECURITY ULTRA FUND (CLASS B)

1994(e)  $8.30 $(0.103) $(0.321) $(0.424    $---   $(1.066)  $---  $(1.066)   $6.81   (5.7%)     $1,254  2.36%  (1.76%)  110%   ---
1995(g)   6.81  (0.09)    1.525    1.435     ---     (.135)   ---    (.135)    8.11   21.53%      5,428  2.32%  (1.32%)  180%   ---
1996(g)   8.11  (0.13)    1.046    0.916     ---     (.996)   ---    (.996)    8.03   13.81%      2,698  2.31%  (1.61%)  161%  .0606


(a) Total return information does not take into account any sales charge at time of purchase for Class A shares or upon redemption for Class B shares.


(b) Effective in 1989, the fiscal year ends of Growth and Income and Ultra Funds were changed from November 30 and October 31, respectively, to September 30. The information presented in the table above for the fiscal year ended September 30, 1989, represents 10 months of performance for Growth and Income Fund and 11 months of performance for Ultra Fund. The data for years 1987 and 1988 are for fiscal years ended November 30 for Growth and Income Fund and October 31 for Ultra Fund. Percentage amounts for the period have been annualized.



(c)                                          Debt           Weighted average       Weighted average     Average      Interest
                                          outstanding       debt outstanding       month-end shares     debt per      expense
                               Year    at end of period     during the period        outstanding         share       per share
                              ----------------------------------------------------------------------------------------------------
    Security Ultra Fund        1988          $---              $4,217,187            11,834,629           $.36          $.03
    Security Ultra Fund        1989        17,742,849          13,322,428             9,374,183           1.42           .17
    Security Ultra Fund        1990         8,207,425           5,948,569             7,713,750            .77           .08
    Security Ultra Fund        1991           ---                 970,096             8,817,652            .11           .01

    Borrowings and related interest, if any, were immaterial in 1987, 1992, 1993, 1994, 1995 and 1996.

(d) Portfolio turnover calculation excludes the portfolio investments acquired in the Security Omni Fund merger. Per share data has been calculated using the average month-end shares outstanding.

(e) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(f) Security Global Fund was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


--------------------------------------------------------------------------------
                                       3

SECURITY FUNDS
PROSPECTUS
================================================================================

INVESTMENT OBJECTIVE AND
POLICIES OF THE FUNDS


   Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund are diversified, open-end management investment companies, which were organized as Kansas corporations on February 2, 1944, November 27, 1961, and April 20, 1965, respectively. Equity Fund and Global Fund are series of Security Equity Fund. Each of Growth and Income Fund, Equity Fund, Global Fund, and Ultra Fund (collectively, the "Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, each Fund's investment objective and policies, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. If there is a change in investment objective, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Each of the Funds is also subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer or purchase more than 10 percent of the outstanding voting securities of any one issuer or invest more than 25 percent of its total assets in any one industry. The full text of the investment policy limitations of each Fund is set forth in the Statement of Additional Information of the Funds.


GROWTH AND INCOME FUND

   The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. Growth and Income Fund seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks, which may include American Depositary Receipts ("ADRs"), but may also include other securities when deemed advisable. (See the discussion of ADRs under "Investment Methods and Risk
Factors.") Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; and (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"). In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

   With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see the description of corporate bond ratings below), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation.

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Funds' Statement of Additional Information, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------
                                        4

SECURITY FUNDS
PROSPECTUS
================================================================================

Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

   As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15 percent of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5 percent of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds under "Investment Methods and Risk Factors."

   Growth and Income Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15 percent of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, Rule 144A securities, and repurchase agreements under "Investment Methods and Risk Factors."

   SPECIAL RISKS OF HIGH YIELD INVESTING -- Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of

--------------------------------------------------------------------------------
                                       5

SECURITY FUNDS
PROSPECTUS
================================================================================

such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Many of the high yield securities traded in today's market were issued relatively recently and have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high yield securities will be higher than in the past, especially during periods of deteriorating economic conditions.

   Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

          DESCRIPTION OF CORPORATE BOND RATINGS

    MOODY'S       STANDARD &
   INVESTORS        POOR'S
 SERVICE, INC.    CORPORATION          DEFINITION

      Aaa           AAA             Highest quality
      Aa            AA              High quality
       A             A              Upper medium grade
      Baa           BBB             Medium grade
      Ba            BB              Lower medium grade/
                                      speculative elements
       B             B              Speculative
      Caa           CCC             More speculative/
                                      possibly in or high
                                      risk of default
      --             D              In default
   Not rated     Not rated          Not rated

   A more complete description of the corporate bond ratings is found in the Appendix to the Funds' Statement of Additional Information.

   During the year ended September 30, 1996, the dollar weighted average of Growth and Income Fund's holdings (excluding equities) had the following credit quality characteristics.

--------------------------------------------------------------------------------
                                       6

SECURITY FUNDS
PROSPECTUS
================================================================================


                                        PERCENT OF
INVESTMENT                              NET ASSETS
U.S. Government Securities...............       0%
Cash and other Assets, Less Liabilities..    2.46%
Rated Fixed Income Securities
   A.....................................       0%
   Baa/BBB...............................    1.13%
   Ba/BB.................................    8.84%
   B.....................................    7.56%
   Caa/CCC...............................       0%
   D.....................................    1.02%
Unrated Securities Comparable in Quality to
   A.....................................       0%
   Baa/BBB...............................       0%
   Ba/BB.................................       0%
   B.....................................       0%
   Caa/CCC...............................       0%
                                           -------
                                            21.01%

The foregoing table is intended solely to provide disclosure about Growth and Income Fund's asset composition during the year ended September 30, 1996. The asset composition after this may or may not be approximately the same as shown above.


EQUITY FUND

   Equity Fund's objective is to seek long-term capital growth, and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer basic value or above-average capital growth potential. Income potential will be considered in the selection of securities, to the extent doing so is consistent with the Fund's investment objective of long-term capital growth.

   Equity Fund will ordinarily have at least 90 percent of its total assets invested in a broadly diversified portfolio of common stocks, which may include ADRs, and securities convertible into common stocks, although it reserves the right to invest in fixed income securities. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Equity Fund also reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, Equity Fund will maintain at least 65 percent of its assets invested in equity securities; the remaining 35 percent of the Fund's assets may be invested in investment grade debt securities (or unrated securities of comparable quality), which may include commercial paper or other debt securities issued by U.S. corporations, and U.S. Government securities. Equity Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

GLOBAL FUND

   The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. The Fund may purchase securities that are restricted as to disposition under federal securities laws, provided that such securities are eligible for resale pursuant

--------------------------------------------------------------------------------
                                       7

SECURITY FUNDS
PROSPECTUS
================================================================================

to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 10 percent of its assets will be invested in illiquid securities. See the discussion of Rule 144A securities under "Investment Methods and Risk Factors."

   Global Fund will at all times invest at least 65 percent or more of its assets in at least three countries, one of which may be the United States. The Fund is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of stocks, bonds or other securities in its portfolio. Global Fund may invest substantially or primarily in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. When a defensive position is deemed advisable in the judgment of Lexington Management Corporation (the "Sub-Adviser"), Global Fund may temporarily invest up to 100 percent of its assets in debt obligations consisting of repurchase agreements (with maturities of up to seven days), and money market instruments of foreign or domestic companies and the U.S. Government and foreign governments, governmental and international organizations. The Fund will limit its investments in debt securities to those obligations which are considered to be investment grade by the Sub-Adviser. The Fund will be moved into a defensive position when, in the judgment of the Sub-Adviser, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the shareholders. Global Fund may utilize bank demand accounts and repurchase agreements, pending investment in securities or to meet potential redemptions or expenses.

   Global Fund is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Sub-Adviser ordinarily considers such factors as prospects for relative economic growth between the U.S. and other countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social and national factors--all in relation to the prevailing prices of the securities in each country or region.

   Investments may be made in companies based in (or governments of or within) such areas and countries as the Sub-Adviser may determine from time to time. Global Fund may invest in companies located in developing countries without limitation. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of companies. Prices on these exchanges tend to be volatile and in the past these exchanges have offered greater potential for gain, as well as loss, than exchanges in developed countries. While Global Fund invests only in countries that it considers as having relatively stable and friendly governments, it is possible that certain Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Investment Methods and Risk Factors"--"Foreign Investment Risks" and "Currency Risk" for a discussion of the risks associated with investing in foreign securities.

--------------------------------------------------------------------------------
                                       8

SECURITY FUNDS
PROSPECTUS
================================================================================

   Although the Fund does not intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed whenever the Sub-Adviser deems it appropriate to do so, without regard to the length of time a particular security has been held. The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

   CERTAIN INVESTMENT METHODS. Global Fund may from time to time engage in the following investment practices:

   SETTLEMENT TRANSACTIONS -- Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

   To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e., cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

   Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

   PORTFOLIO HEDGING -- When, in the opinion of the Sub-Adviser, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that the Sub-Adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Sub-Adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Global Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit such transactions to not more than 70 percent of its total assets.

   FORWARD COMMITMENTS -- Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as Global Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other

--------------------------------------------------------------------------------
                                       9

SECURITY FUNDS
PROSPECTUS
================================================================================

assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. See the discussion of forward commitments under "Investment Methods and Risk Factors."

   COVERED CALL OPTIONS -- Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

ULTRA FUND
   Ultra Fund's objective is to seek capital appreciation and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer the greatest potential for appreciation. Current income will not be a factor in the selection of investments and any such income should be considered incidental.

   Ultra Fund will ordinarily invest in a diversified portfolio of common stocks, which may include ADRs, and securities convertible into common stocks, although it reserves the right to invest in fixed income securities. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Ultra Fund also reserves the right to invest its assets in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Ultra Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses.

   Stocks considered to have appreciation potential will often include securities of smaller and less mature companies which often have a unique proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risks than investments in more established companies with demonstrated earning power. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in limited volume. As a result, the securities of smaller companies may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. In seeking capital appreciation, Ultra Fund may, during certain periods, trade to a substantial degree in securities for the short term. That is, Ultra Fund may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.

   Ultra Fund may buy and sell futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Fund's net asset value. See the discussion of futures contracts and the risks associated with investing in such contracts under "Investment Methods and Risk Factors."

   Ultra Fund may make short sales if, at the time of such sale, it owns or has the right to acquire an equal amount of such securities without payment of any further consideration. Short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes. Ultra Fund may invest up to

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================================================================================

5 percent of its assets in companies having a record of less than three years continuous operation or in warrants.

INVESTMENT METHODS AND RISK FACTORS


   Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objective and Policies" section of this Prospectus and in the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.


   AMERICAN  DEPOSITARY  RECEIPTS  (ADRS)  -- Each  of the  Funds  may  purchase
American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks" below.

   FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect the investments of the Funds in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of

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================================================================================

savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

   CURRENCY RISK -- Funds that invest in securities denominated in currencies other than the U.S. dollar, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of a Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. In addition, the Fund may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.
Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.


   BRADY BONDS -- Growth and Income Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.


   Growth and Income Fund may invest in collateralized Brady Bonds, denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

   WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the

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================================================================================


commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager (or Sub-Adviser) deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.


   REPURCHASE AGREEMENTS -- A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although each of the Funds may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment polices and restrictions, it is each Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Funds intend to limit repurchase agreements to institutions believed by the Investment Manager (or Sub-Adviser) to present minimal credit risk.

   RULE 144A SECURITIES -- Certain Funds may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not. The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the

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================================================================================

Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

   CONVERTIBLE SECURITIES AND WARRANTS -- Convertible securities are debt or preferred equity securities convertible or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

   FUTURES CONTRACTS AND RELATED OPTIONS -- Certain Funds may buy and sell futures contracts (and options on such contracts) to hedge all or a portion of its portfolio or as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. Certain Funds may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Fund's securities from a decrease in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

   Financial futures contracts may include stock index futures contracts. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, each Fund that may invest in such instruments has filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that: (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid

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================================================================================


for options on futures contracts or stock indices would exceed 5 percent of the Fund's net assets; and (ii) with respect to each futures contract purchased or long position in an option contract, each Fund will set aside in a segregated account cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the market value of such contract less the initial margin deposit.

   The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment Company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account consisting of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and
(iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.


   Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

   FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Fund is unable to close out its position due to distortions in the market or lack of liquidity. A Fund's risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

   The use of futures and options involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Investment Manager seeks to protect a Fund against potential adverse movements in the securities markets using these instruments, and such markets do not move in a direction adverse to such Fund, such Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures and options include: (a) the risk that securities prices will not move in the direction anticipated; (b) imperfect correlation between the price of futures and options and movements in the prices of the securities being hedged; (c) the fact that skills needed to use these strategies are

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PROSPECTUS
================================================================================

different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Fund.


   The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Investment Manager (or Sub-Adviser) to correctly forecast general stock market price movements.


MANAGEMENT OF THE FUNDS


   The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison St., Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company with over $15 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Asset Allocation Fund, Security Social Awareness Fund, Security Income Fund, Security Tax-Exempt Fund, Security Cash Fund and SBL Fund. On September 30, 1996, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $3.4 billion.


   The Investment Manager has engaged Lexington Management Corporation (the "Sub-Adviser"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to Global Fund. The Sub-Adviser is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. The Sub-Adviser was established in 1938 and currently manages over $3.5 billion in assets.

   Subject to the supervision and direction of the Funds' Board of Directors, the Investment Manager manages the Funds' portfolios in accordance with each Fund's stated investment objective and policies and makes all investment decisions. As to Global Fund, the Investment Manager supervises the management of this Fund's portfolio by the Sub-Adviser. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for each of the Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that

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SECURITY FUNDS
PROSPECTUS
================================================================================

such total annual expenses do not exceed any such limitation.

   The Investment Manager also acts as the administrative agent and transfer agent and dividend disbursing agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Funds. The Investment Manager has arranged for the Sub-Adviser to provide certain administrative services to Global Fund, including performing certain accounting and pricing functions.


   For its services, the Investment Manager receives, with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, a fee of 2 percent of the first $10 million of the average net assets, 1 1/2 percent of the next $20 million of the average net assets and 1 percent of the remaining average net assets of these Funds, calculated daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2 percent of the first $70 million of the average net assets and 1 1/2 percent of the remaining average net assets of this Fund, calculated daily and payable monthly. The Investment Manager pays the Sub-Adviser an amount equal to 1/2 percent of the average net assets of Global Fund, calculated on a daily basis and payable monthly.

   For the year ended September 30, 1996, the total expenses, as a percentage of average net assets, were 1.29 percent for Class A and 2.29 percent for Class B shares of Growth and Income Fund; 1.04 percent for Class A and 2.04 percent for Class B shares of Equity Fund; 2.0 percent for Class A and 3.0 percent for Class B shares of Global Fund; and 1.31 percent for Class A and 2.31 percent for Class B shares of Ultra Fund.


PORTFOLIO MANAGEMENT


   The common stock portion of the GROWTH AND INCOME FUND portfolio is managed by the Investment Manager's Large Capitalization Team consisting of John Cleland, Chief Investment Strategist, Terry Milberger, and Chuck Lauber. Terry Milberger, Senior Portfolio Manager, has had day-to-day responsibility for managing this portion of the portfolio since 1995. The fixed income portion of the Growth and Income Fund portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Greg Hamilton, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison and Elaine Miller. Tom Swank, assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing the fixed income portion of the Growth and Income Fund portfolio since 1994. EQUITY FUND is managed by the Large Capitalization Team of the Investment Manager described above. Mr. Milberger has had day-to-day responsibility for managing the Equity Fund since 1981. GLOBAL FUND is managed by an investment management team of the Sub-Adviser. Richard T. Saler and Alan Wapnick the lead managers, have had day-to-day responsibility for managing Global Fund since 1994. ULTRA FUND is managed by the Investment Manager's Small Capitalization Team which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has had day-to-day responsibility for managing the Fund since 1994.


   MR. MILBERGER, Senior Portfolio Manager, has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and

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================================================================================

managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and a Masters of Business Administration from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.


   MR. SALER is a Senior Vice President of the Sub-Adviser and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining the Sub-Adviser in 1986. Most recently he was a strategist with Nomura Securities and rejoined the Sub-Adviser in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's graduate School of Business Administration.

   MS. SHIELDS joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst with seven years of investment experience.


   MR. SWANK has over ten years of experience in the investment field. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company Examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982. He earned a Master of Business Administration degree from the University of Colorado and is a Chartered Financial Analyst.


   MR. WAPNICK is a Senior Vice President of the Sub-Adviser and is responsible for portfolio management. He has 27 years investment experience. Prior to joining the Sub-Adviser in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide
Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.


HOW TO PURCHASE SHARES

   Security Distributors, Inc. (the "Distributor"), 700 Harrison St., Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for the Funds. Shares of the Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor, may make shares of the Funds available to their customers. The minimum initial purchase must be $100. Subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

   Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the New York Stock Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

   Orders for shares received by broker-dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund

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SECURITY FUNDS
PROSPECTUS
================================================================================

prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

   The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS The Funds offer two classes of shares:

   CLASS A SHARES -- FRONT-END LOAD OPTION -- Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may reduce the front-end sales charge on purchases of Class A shares.

   CLASS B SHARES -- BACK-END LOAD OPTION -- Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

   The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

   Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

   Class A shares are offered at net asset value plus an initial sales charge as follows:

                                         SALES CHARGE
                          ---------------------------------------------
   AMOUNT OF              PERCENTAGE     PERCENTAGE OF      PERCENTAGE
TRANSACTION AT            OF OFFERING      NET AMOUNT       REALLOWABLE
OFFERING PRICE               PRICE          INVESTED        TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000             5.75%           6.10%            5.00%

$50,000 but less than
   $100,000                   4.75%           4.99%            4.00%

$100,000 but less than
   $250,000                   3.75%           3.90%            3.00%

$250,000 but less than
   $500,000                   2.75%           2.83%            2.25%

$500,000 but less than
   $1,000,000                 2.00%           2.04%            1.75%

$1,000,000 or more            None            None          (See below)

   Purchases of Class A shares in an amount of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 21.

   The Distributor will pay a commission to dealers on Class A purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

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                                       19

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SECURITY FUNDS
PROSPECTUS
================================================================================

   The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Funds. Such services include assisting in maintaining records, processing purchase and redemption requests and establishing stockholder accounts, assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Funds and related developments.

   Currently, service fees are paid on the aggregate value of accounts opened after July 31, 1990, in Security Equity, Ultra, Global, Growth and Income, Asset Allocation, Social Awareness, and Tax-Exempt Funds at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5,000,000 and .30 percent for amounts of $5,000,000 or more.

   Additional information may be obtained by referring to the Funds' Statement of Additional Information.

CLASS B SHARES


   Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds or original purchase price, whichever is lower, otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.


   Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

     YEAR SINCE PURCHASE       CONTINGENT DEFERRED
      PAYMENT WAS MADE            SALES CHARGE
      ----------------            ------------
         First                         5%
         Second                        4%
         Third                         3%
         Fourth                        3%
         Fifth                         2%
    Sixth and following                0%

   Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more

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                                       20

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SECURITY FUNDS
PROSPECTUS
================================================================================

or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

   Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

   NASD Rules limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

   Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

   Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject

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                                       21

SECURITY FUNDS
PROSPECTUS
================================================================================

to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

   The contingent deferred sales charge is waived (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge may also be waived in the case of redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 29 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

   The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

   The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any

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SECURITY FUNDS
PROSPECTUS
================================================================================

capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.

   In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Funds' Statement of Additional Information for more detailed information about the marketing allowance.

PURCHASES AT NET ASSET VALUE

   Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

   Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

   A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

HOW TO REDEEM SHARES

   A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

   Shares will be redeemed on request of the stockholder in proper order to the Funds'

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                                       23

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SECURITY FUNDS
PROSPECTUS
================================================================================

Investment Manager, Security Management Company, LLC, 700 Harrison St., Topeka, Kansas 66636-0001, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

   The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager. Payment of the amount due, less any applicable deferred sales charge, will be made by check within seven days after receipt of the redemption request in proper order. Payment may also be made by wire at the sole discretion of the Investment Manager. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

   In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

   At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, the mailing of a redemption check may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days.

   Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

   A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be

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SECURITY FUNDS
PROSPECTUS
================================================================================


obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any telephone redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.


   During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described under "How to Redeem Shares."

DIVIDENDS AND TAXES

   It is each Fund's policy to distribute realized capital gains, if any, in excess of any capital losses and capital loss carryovers, at least once a year and to pay dividends from net investment income as the Funds' Board of Directors may declare from time to time, except Growth and Income Fund which pays dividends quarterly in March, June, September, and December. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares will generally be higher and, as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any dividend payment or capital gain distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

--------------------------------------------------------------------------------
                                       25

SECURITY FUNDS
PROSPECTUS
================================================================================

   Each of the series of Security Equity Fund is to be treated separately in determining the amounts of income and capital gains distributions, and for this purpose, each series will reflect only the income and gains, net of losses, of that series.

   Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

   Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and generally makes federal income tax upon income and capital gains generated by the Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

   Distributions of net investment income and realized net short-term capital gain are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Funds as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gains regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Stockholders should consult their tax adviser to determine the federal, state and local tax consequences to them from an investment in the Fund.

   Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

   Advice as to the tax status of each year's distributions will be mailed on or before January 31, of the following year. The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

   Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Funds) to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax redemptions whenever possible. While stockholders will bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Fund.

--------------------------------------------------------------------------------
                                       26

SECURITY FUNDS
PROSPECTUS
================================================================================

DETERMINATION OF NET ASSET VALUE

   The net asset value of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open.

   The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. In determining each Fund's total net assets, securities listed or traded on a recognized securities exchange will be valued on the basis of the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Funds' Board of Directors.

   Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

TRADING PRACTICES AND BROKERAGE


   The portfolio turnover rate for each of the Funds for the fiscal year ended September 30, 1996, was Growth and Income Fund - 69 percent; Equity Fund - 64 percent; Global Fund - 142 percent; and Ultra Fund - 161 percent. The portfolio turnover rates for Class A and B shares were the same for this period. Higher portfolio turnover (portfolio turnover of 100 percent or more) subjects a Fund to increased brokerage costs and may, in some cases, have adverse tax effects on the Fund or its stockholders. The annual portfolio turnover of Growth and Income and Global Funds generally will be less than 100 percent, that of Equity Fund generally will be in the area of 100 percent, and that of Ultra Fund generally will be more than 100 percent.


   Transactions in portfolio securities for each Fund are effected in the manner deemed to be in the best interests of the Fund. In selecting a broker to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker. Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the

--------------------------------------------------------------------------------
                                       27

SECURITY FUNDS
PROSPECTUS
================================================================================

Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis
(transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of trading and brokerage practices.

PERFORMANCE

   Each Fund may, from time to time, include quotations of its average annual total return and aggregate total return in advertisements or reports to stockholders or prospective investors.

   Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund). Such total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

   Quotations of aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return. Total return calculated in this manner reflects actual performance over a stated period of time while average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return.

   In addition, quotations of aggregate total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. The Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

   Quotations of average annual total return or aggregate total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

   In connection with communicating its average annual total return and aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Each Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund.

   For a more detailed description of the methods used to calculate the average annual total return and aggregate total return of the Funds, see the Funds' Statement of Additional Information.

--------------------------------------------------------------------------------
                                       28

SECURITY FUNDS
PROSPECTUS
================================================================================

SHAREHOLDER SERVICES

ACCUMULATION PLAN

   An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

   Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

   Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

   Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

   A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 21. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE


   Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, Security Asset Allocation Fund, Security Social Awareness Fund, Security Income Fund, Security Tax-Exempt Fund, or Security Cash Fund at net asset value. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Security Cash Fund, a money market fund that offers a single class of


--------------------------------------------------------------------------------
                                       29

SECURITY FUNDS
PROSPECTUS
================================================================================

shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

   To  exchange  shares  by  telephone,   a  stockholder  must  hold  shares  in
non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to stockholders.

   In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001.

RETIREMENT PLANS

   The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION


   Security Growth and Income, Equity and Ultra Funds are Kansas corporations, the Articles of Incorporation of which provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized


--------------------------------------------------------------------------------
                                       30

SECURITY FUNDS
PROSPECTUS
================================================================================

capital stock of $.25 par value and currently issues its shares in four series, Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional series at the present time. Growth and Income and Ultra Funds have authorized capital stock of $1.00 par value and $.50 par value, respectively.

   Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

   On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.


   The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of the corporation's outstanding shares.


   Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in this prospectus relating to another of the Funds. The Funds' Board of Directors has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES

   Stockholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

--------------------------------------------------------------------------------
                                       31

SECURITY FUNDS
PROSPECTUS                                                          APPENDIX A
================================================================================

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

   Initial  sales   charges  may  be  reduced  or  eliminated   for  persons  or
organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

   For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

   To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

   Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION

   A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

   A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE

   Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.

--------------------------------------------------------------------------------

SECURITY FUNDS
APPLICATION

1. ACCOUNT REGISTRATION (THE OWNER(S) MUST COMPLETE SECTION 10 "CERTIFICATION AND SIGNATURE" TO ESTABLISH AN ACCOUNT.)

I hereby authorize the establishment of the account marked below and acknowledge receipt of the Fund's current prospectus. Check is enclosed for
$                   (minimum $100)  payable  to  SECURITY DISTRIBUTORS, INC.  as
 ------------------
an initial investment. I am of legal age in the state of my residence and wish to purchase shares of the Fund indicated below. By the execution of this application, the undersigned represents and warrants that the investor has full right, power and authority to make this investment and the undersigned is duly authorized to sign this application and to purchase or redeem shares of the Fund on behalf of the investor. No stock certificate is to be issued unless I so request. See the prospectus for information about an Accumulation Plan which allows a minimum investment of $100 and subsequent investments of $20.

-------------------------------------------------------------
Owner/Custodian/Trustee Name (Print)

-------------------------------------------------------------
Social Security Number                          Date of Birth

-------------------------------------------------------------
Joint Owner/Minor Name (Print) [ ] Check if UGMA/UTMA Account

-------------------------------------------------------------
Social Security Number                          Date of Birth


2. ADDRESS AND TELEPHONE NUMBER

------------------------------   -----------------------------------------------
Street Address                   Daytime Telephone
(for first individual)

------------------------------   Citizenship [ ] U.S.  [ ] Other
City, State, Zip Code                                           ----------------
                                                                Indicate Country

3. INITIAL INVESTMENT

CLASS OF SHARES (MUST SELECT ONE ONLY) ( ) A SHARES ( ) B SHARES (IF NO CLASS IS SELECTED, PURCHASE(S) WILL BE MADE OF A SHARES)

SECURITY EQUITY FUND           $           SECURITY LIMITED MATURITY BOND FUND  $
                                ------                                           ------
SECURITY GLOBAL FUND           $           SECURITY U.S. GOVERNMENT FUND        $
                                ------                                           ------
SECURITY ASSET ALLOCATION FUND $           SECURITY GLOBAL AGGRESSIVE BOND FUND $
                                ------                                           ------
SECURITY GROWTH & INCOME FUND  $           SECURITY HIGH YIELD FUND             $
                                ------                                           ------
SECURITY ULTRA FUND            $           SECURITY TAX-EXEMPT FUND             $
                                ------                                           ------
SECURITY CASH FUND             $           SECURITY SOCIAL AWARENESS FUND       $
                                ------                                           ------
SECURITY CORPORATE BOND FUND   $
                                ------

4. DIVIDEND OPTION (CHECK ONE ONLY)

(If no option is selected, distributions will be reinvested into the Fund that pays them.)

[ ] Reinvest all dividends and capital gains
[ ] Reinvest only capital gains and pay dividends in cash
[ ] Cash payment of dividends and capital gains
[ ] Invest dividends and capital gains into another Security Fund account
(must be same  class of  shares;  if new  account,  number  will be  assigned)
Fund Name                                      Account Number
          ------------------------------------                ------------------

[ ] Send distributions to third party below

Account No. (if applicable)
                            ----------------------------------------------------
Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PROGRAM (FOR ACCOUNTS OF $5,000 OR MORE)

You are hereby authorized to send a check(s) beginning:
    Month                  Day [ ] 11th or [ ] 26th 19
          ----------------                            ----
    (if no date is selected withdrawal will be made on the 26th)

Payable: [ ] monthly [ ] quarterly [ ] semi-annually [ ] annually

Fund Name                               Fund Name
          -----------------------------           ------------------------------

Account No. (if known)                  Account No. (if known)
                       ----------------                          ---------------
(if 3 or more funds, please send written instructions)

Level Payment $         ($25 minimum)   Level Payment $         ($25 minimum)
               --------                                --------
Variable Payment based on fixed number  Variable Payment based on fixed number
of shares or a percentage of account    of shares or a percentage of account
value ($25 minimum)                     value ($25 minimum)
Number of shares:             or        Number of shares:             or
                  -----------                             -----------
Percentage of account value:            Percentage of account value:
                             ---------                               ---------

Note: For Class B shares, annual withdrawals in excess of 10% of value of account at time program is established may be subject to a contingent deferred sales charge.

Complete this section only if you want check payable and sent to another address (please print):

Name                              Signature(s) of all registered owners required
     ----------------------------

Address                           Individual Signature
        -------------------------                      -------------------------

City, State, Zip Code             Joint Owner Signature
                     ------------                       ------------------------

6. SECUR-O-MATIC[Registration Mark] BANK DRAFT PLAN

I wish to make investments directly from my checking account. (Please attach a voided check to this application.)

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Date: [ ] 7th Day of Month [ ] 14th Day of Month [ ] 21st Day of Month
      [ ] 28th Day of Month
      (if no date is selected investment will be made on the 21st)

Mode: [] Monthly ($20 minimum) [] Bi-Monthly ($40 minimum)
      [] Quarterly ($50 minimum) [] Semiannually ($100 minimum)
      [] Annually ($200 minimum)

You should notify your bank that you are going to use this service to ensure they accept preauthorized electronic drafts.

                              (continued on back)

7. RIGHTS OF ACCUMULATION

I own shares in other Security Funds which may entitle this purchase to have a reduced sales charge under the provisions in the Fund Prospectus.

--------------------------------  ---------------------------  -----------------
Current Account Registration      Fund Name                    Account Number(s)

--------------------------------  ---------------------------  -----------------

--------------------------------  ---------------------------  -----------------

8. STATEMENT OF INTENTION

[ ] Please check here if you wish to receive a Statement of Intention. This form allows you to purchase shares at reduced sales charges if you plan to invest more than: (Please check one) [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000
[ ] $1,000,000 in installments during the next 13 months (36 months for purchases of $1 million or more). See the current prospectus for more information.

9. TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

If you would like to have telephone exchange and/or redemption privileges, please mark one or more of the boxes below:

   Yes, I want [ ] telephone exchange [ ] telephone redemption privileges.

By checking the applicable box(es) and signing this Application, you authorize the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line. Neither the Fund, the Investment Manager nor the Underwriter will be liable for any loss, liability, cost or expense arising out of any telephone request, provided that the Investment
Manager complied with its procedures. Thus, a stockholder may bear the risk of loss from a fraudulent or unauthorized request.

10. CERTIFICATION AND SIGNATURE

                     TAX IDENTIFICATION NUMBER CERTIFICATION

UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
Signature of Owner                                      Date

--------------------------------------------------------------------------------
Signature of Joint Owner                                Date

In case of joint ownership, both must sign. If no form of ownership is indicated then it will be assumed the ownership is as "joint tenants, with right of survivorship" and not as "tenants in common."

CERTIFICATION INSTRUCTIONS - You must cross out item (2) to the left if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

11. INVESTMENT DEALER

I (we) agree to act as dealer under this account in accordance with the provisions of the Dealer Agreement and appoint Security Distributors, Inc. to act as my (our) agent pursuant thereto. I (we) represent that the appropriate prospectus was delivered to the above indicated owner(s).

--------------------------------------------------------------------------------
Name of Firm (Print)

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Signature of Authorized Dealer

-----------------------------------------------------   ------------------------
Representative's Name                                   Account Executive Number

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Representative's Telephone Number

 SEND COMPLETED APPLICATION TO SECURITY DISTRIBUTORS, INC., 700 SW HARRISON ST.,
                              TOPEKA, KS 66636-0001
                           1-800-888-2461, EXT. 3127


                            Attach Voided Check Here
         (Check must be preprinted with the bank account registration)

[SDI LOGO]

700 SW Harrison St.
Topeka, KS 66636-0001
(913) 295-3127

SECURITY
FUNDS
================================================================================

PROSPECTUS
January 31, 1997


* Security Asset
  Allocation Fund


[SDI Logo]

SECURITY FUNDS
PROSPECTUS
================================================================================
SECURITY EQUITY FUND
   ASSET ALLOCATION SERIES
A MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001



                                   PROSPECTUS
                                January 31, 1997



Security Asset Allocation Fund (the "Fund") is a series of a diversified, open-end management investment company.

The Fund seeks high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); and domestic money market instruments. An investment in the Fund involves risk which is described more fully in this Prospectus and the Fund's Statement of Additional Information.


This Prospectus sets forth concisely the information that a prospective investor should know about the Fund. It should be read and retained for future reference. Certain additional information is contained in a "Statement of Additional Information" about the Fund, dated January 31, 1997, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or
(800) 888-2461.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

SECURITY FUNDS
CONTENTS
================================================================================

                                                                            Page

Transaction and Operating Expense Table.....................................  1
Financial Highlights........................................................  2
Investment Objective and Policies of the Fund...............................  3
Investment Methods and Risk Factors.........................................  5
Management of the Fund...................................................... 14
   Portfolio Management..................................................... 15
How to Purchase Shares...................................................... 15
   Alternative Purchase Options............................................. 16
   Class A Shares........................................................... 16
   Class B Shares........................................................... 17
   Class B Distribution Plan................................................ 18
   Calculation and Waiver of Contingent Deferred Sales Charges.............. 18
   Arrangements with Broker-Dealers and Others.............................. 19
   Purchases at Net Asset Value............................................. 20
How to Redeem Shares........................................................ 20
   Telephone Redemptions.................................................... 21
Dividends and Taxes......................................................... 22
   Foreign Taxes............................................................ 23
Determination of Net Asset Value............................................ 23
Trading Practices and Brokerage............................................. 24
Performance................................................................. 24
Shareholder Services........................................................ 25
   Accumulation Plan........................................................ 25
   Systematic Withdrawal Program............................................ 25
   Exchange Privilege....................................................... 26
   Retirement Plans......................................................... 27
General Information......................................................... 27
   Organization............................................................. 27
   Stockholder Inquiries.................................................... 28
Appendix A - Class A Shares Reduced Sales Charges........................... 29
   Rights of Accumulation................................................... 29
   Statement of Intention................................................... 29
   Reinstatement Privilege.................................................. 29

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES                                                CLASS A SHARES          CLASS B SHARES(1)
--------------------------------                                                --------------          -----------------

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)        5.75%                      None
Maximum Sales Load Imposed on Reinvested Dividends                                 None                       None
Deferred Sales Load (as a percentage of original purchase price or                 None(2)          5% during the first year,
  redemption proceeds, whichever is lower)                                                          decreasing to 0% in the
                                                                                                    sixth and following years


                                                                                CLASS A SHARES          CLASS B SHARES
                                                                                --------------          --------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)
Management Fees (after fee waiver)                                                 0.30%                      0.30%
12b-1 Fees(3)                                                                      None                       1.00%
Other Expenses (after expense reimbursement)                                       1.70%                      1.70%
                                                                                   -----                      -----
Total Fund Operating Expenses(4)                                                   2.00%                      3.00%
                                                                                   =====                      =====

EXAMPLE
   You would pay the following expenses on a                     1 Year             $ 77                       $ 80
   $1,000 investment, assuming (1) 5 percent                     3 Years             117                        123
   annual return and (2) redemption at the                       5 Years             159                        178
   end of each time period(5)                                   10 Years             277                        332


EXAMPLE
   You would pay the following expenses on a                     1 Year          $ 77                          $ 30
   $1,000 investment, assuming (1) 5 percent                     3 Years          117                            93
   annual return and (2) no redemption                           5 Years          159                           158
                                                                10 Years          277                           332

(1) Class B shares convert tax-free to Class A shares automatically after eight years.

(2) Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 16.

(3) The 12b-1 fee of 1.00% consists of .75% for distribution expense and .25% for service fees. Long-term holders of Class B shares may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.


(4) During the fiscal year ending September 30, 1996, the Investment Manager waived a portion of the Fund's management fee and reimbursed certain expenses; absent such fee waiver, the management fee would have been .75% and absent such expense reimbursement, "Total Fund Operating Expenses" would have been 3.1% for Class A shares and 3.9% for Class B shares.

(5) This example does not reflect deduction of (i) the $15 wire transfer fee discussed under "How to Redeem Shares" on page 20 or (ii) the contingent deferred sales charge which is imposed upon redemption of Class A shares purchased in amounts of $1,000,000 or more.


THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

     The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more detailed discussion of the Fund's fees and expenses, see the discussion under "Management of the Fund," page 14. See "How to Purchase Shares," page 15, for more information concerning the sales load. Also, see Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A shares.

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS
================================================================================


     The following financial highlights for each of the years in the period ended September 30, 1996, has been audited by Ernst & Young LLP. Such information should be read in conjunction with the financial statements of the Fund and the report of Ernst & Young LLP, the Fund's independent auditors, appearing in the September 30, 1996 Annual Report to Stockholders which is incorporated by reference in this Prospectus. The Fund's Annual Report to Stockholders also contains additional information about the performance of the Fund and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461.

                                                                                                            Ratio
                                                                                                            of net
                             Net gains  Total                                              Net    Ratio of  income         Average
Fiscal                       (losses)    from   Dividends  Distri-           Net          assets  expenses  (loss)  Port- commission
year    Net asset   Net         on      invest- (from net  butions          asset         end of     to      to     folio  paid per
ended     value    invest-  securities   ment    invest-    (from   Total   value   Total period  average  average  turn- investment
Septem- beginning   ment    (realized & opera-    ment     capital  distri- end of return (thou-    net      net    over  security
ber 30  of period  income   unrealized)  tions   income)    gains)  butions period   (a)  sands)   assets   assets   rate  traded(e)
------------------------------------------------------------------------------------------------------------------------------------

                     SECURITY ASSET ALLOCATION FUND (CLASS A)

1995      $10.00   $0.04      $0.50     $0.54      $---      $---    $---   $10.54  5.40% $1,906   2.00%    1.33%    129%     ---
(b)(c)(d)
1996(c)(d) 10.54    0.25       0.765     1.015   (0.328)   (0.167)  (0.495)  11.06 10.01%  2,449   2.00%    2.32%     75%   0.0247

                     SECURITY ASSET ALLOCATION FUND (CLASS B)

1995      $10.00   $0.01      $0.49     $0.50      $---      $---    $---   $10.50  5.00% $1,529   3.00%    0.31%    129%     ---
(b)(c)(d)
1996(c)(d) 10.50    0.14       0.77      0.91    (0.273)   (0.167)  (0.44)   10.97  8.97%  2,781   3.00%    1.32%     75%   0.0247


(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Security Asset Allocation Fund was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:


                                        1995     1996
                                        ----     ----
                            Class A     3.6%     3.1%
                            Class B     4.7%     3.9%


(d) Net investment income (loss) was computed using average shares outstanding throughout the period.


(e) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     Security Asset Allocation Fund (the "Fund") is a series of Security Equity Fund, a diversified, open-end management investment company of the series type, which was organized as a Kansas corporation on November 27, 1961. The Fund's investment objective and policies are described below. There, of course, can be no assurance that such investment objective will be achieved. While there is no present intention to do so, the Fund's investment objective and policies, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. If there is a change in investment objective, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund is subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that the Fund will not, with respect to 75 percent of its total assets, invest more than 5 percent of the value of its assets in any one issuer or purchase more than 10 percent of the outstanding voting securities of any one issuer. In addition, the Fund will not invest 25 percent or more of its total assets in any one industry. The full text of the investment policy limitations of the Fund is set forth in the Statement of Additional Information.

     The investment objective of the Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); and domestic money market instruments. See "Investment Methods and Risk Factors" for a discussion of the additional risks associated with investment in foreign securities and REITs, and see the discussion of the risks associated with investment in gold stocks below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, under normal circumstances, will maintain a minimum of 35 percent of its total assets in equity securities and 10 percent in debt securities. The Fund will

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Fund's Statement of Additional Information, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------
                                         3
not invest more than 55 percent of its total assets in money market instruments (except when in a temporary defensive position), more than 80 percent of its total assets in foreign securities, nor more than 20 percent of its total assets in gold stocks. The Fund will not invest 25 percent or more of its assets in the securities of any single country, other than the United States.

     The Investment Manager receives quantitative investment research from Meridian Investment Management Corporation ("Meridian"), which research the Investment Manager uses in strategically allocating the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk.

     The Investment Manager then determines (based on the results of Meridian's analysis) which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential. Although the Investment Manager anticipates relying on much of the research provided by Meridian, the Investment Manager has ultimate responsibility for the selection of the investment categories and the sectors within those categories.

     The Investment Manager identifies sectors of the domestic and international economy (based on the research provided by Meridian) in which the Fund will invest and then determines which equity securities to purchase within the identified countries and/or sectors. The Investment Manager may utilize certain analytical research provided by Templeton/Franklin Investment Services, Inc. ("Templeton") in selecting equity securities, including gold stocks, for the Fund. Templeton analyzes and monitors analytical research provided by third parties and makes recommendations regarding equity securities in the identified sectors based on such research. The Investment Manager has ultimate responsibility for all buy and sell decisions of the Fund and may determine not to use analytical research provided by Templeton.

     With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

     The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality.

--------------------------------------------------------------------------------

Securities rated BBB by S&P or Baa by Moody's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5 percent of its net assets.

     The Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25 percent or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" -- "Mortgage-Backed Securities," below.


     The Fund may invest up to 10 percent, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" for a discussion of restricted securities. The Fund may also invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.


     The Fund may write covered call options and purchase put options and may buy and sell futures contracts (and options on such contracts). The Fund may purchase a futures contract or option to hedge a position. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5 percent of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25 percent of its total assets. The Fund will not commit more than 5 percent of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

     The Fund does not intend to lend any of its assets other than by purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques are described in the "Investment Objective and Policies" section of this Prospectus and in the Fund's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, it is not required to do so.

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                                       5

INVESTMENT VEHICLES


SHARES OF OTHER INVESTMENT COMPANIES -- The Fund may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.


CONVERTIBLE SECURITIES AND WARRANTS -- Convertible securities are debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. The Fund will not invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and

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                                       6
a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its
obligations.   Obligations  issued  by  U.S.   Government-related  entities  are
guaranteed as to the payment of principal and interest by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee the Fund's investment in MBSs will be successful, and the Fund's total return could be adversely affected as a result.

ASSET-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, automobile, credit card or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

     The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

REAL ESTATE INVESTMENT TRUSTS (REITS) -- A REIT is a trust that invests in a diversified portfolio of real estate holdings. Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment

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                                       7
for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.


RESTRICTED SECURITIES -- Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. The Fund may purchase only restricted securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Trading restricted securities pursuant to Rule 144A may enable the Fund to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of the Fund's investment in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

    The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing

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                                       8
these securities. It is the Fund's policy that not more than 15 percent of its net assets will be invested in illiquid securities. Included in this category are "restricted" securities deemed illiquid by the Investment Manager under procedures adopted by the Board, and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation.

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The ADRs in which the Fund invests are dollar-denominated receipts sponsored by U.S. banks which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

REPURCHASE AGREEMENTS -- A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate of the purchased security. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities.

MANAGEMENT PRACTICES

CASH RESERVES -- The Fund may establish and maintain reserves as the Investment Manager believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities) or for temporary, defensive purposes. Such reserves will be invested in domestic money market instruments rated within the top two credit categories by a national rating organization, or if unrated, the Investment Manager equivalent. The Fund may also invest in certificates of deposit issued by banks and bank demand accounts.

BORROWING -- The Fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and policies. As a fundamental policy which may not be changed without stockholder approval, the Fund's borrowings may not exceed 33 1/3 percent of the Fund's total assets; the Fund, however, does not expect borrowings to exceed 10 percent of total assets. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these

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                                       9
requirements would increase the cost of borrowing over the stated interest rate.

FORWARD CURRENCY TRANSACTIONS -- In seeking to protect against currency exchange rate or interest rate changes that are adverse to their present or prospective positions, the Fund may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. There can be no assurance that such risk management practices will succeed.

     To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, if the Investment Manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Investment Manager expects to decline in an amount up to the value of the portfolio securities held by the Fund denominated in a foreign currency.

     The Fund's use of forward currency contracts or options and futures transactions involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the Investment Manager's ability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Fund's currency risks are different from those needed to select the securities in which the Fund invests. The Fund also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

OPTIONS -- The Fund may purchase put options and write covered call options on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. When the Fund writes a covered call option, it gives the purchaser of the option the right, but not the obligation, to buy the underlying security owned by the Fund at the agreed upon exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The purchase price (premium) paid to the Fund is the consideration for undertaking the obligations of the option contract. The Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents profit. By writing a call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Fund's portfolio securities

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                                       10
will be offset to the extent of the premiums received (net of transaction costs).


     The Fund may write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. During the option period, the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Fund's ability to close out options it has written.


    A put option gives the Fund the right, but not the obligation, to sell the underlying security to the writer of the option at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The writer may be forced to purchase a security from the Fund at a price much higher than the market price at the time the option is exercised. The Fund in purchasing a put option risks the loss of the entire purchase price (premium) of the option. The Fund may sell a put option which it has previously purchased prior to sale of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put which is sold.

FUTURES CONTRACTS AND RELATED OPTIONS -- The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Fund's securities from a decrease in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

     Financial futures contracts include interest rate futures contracts and stock index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures

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                                       11
contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, the Fund filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that: (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of its assets; and (ii) with respect to each futures contract purchased or long position in an option contract, the Fund will set aside in a segregated account cash, cash equivalents, U.S. Government securities or other liquid securities, in an amount equal to the market value of such contract less the initial margin deposit.

     The Staff of the Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account ("segregated account") consisting of cash, cash equivalents, U.S. Government securities or other liquid securities, in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and (iv) writes put options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a segregated account in an amount equal to the value of its obligation under the option, or otherwise.


     The fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

RISK FACTORS

GENERAL -- The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if invested in foreign securities, its net currency exposure. The value of fixed income securities generally fluctuates inversely with interest rate movements. Longer term bonds held by the Fund are subject to greater interest rate risk. There is no assurance that the Fund will achieve its investment objective.

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                                       12

FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of the Fund's total return, and the Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from futures could be significant if the Fund is unable to close out its position due to distortions in the market or lack of liquidity. The Fund's risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures and options involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager seeks to protect the Fund against potential adverse movements in the securities or interest rate markets using these instruments and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures and options include: (1) the risk that interest rates or securities prices will not move in the directions anticipated;
(2) imperfect correlation between the price of futures and options and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. Certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities may involve risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. The Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

CURRENCY RISK -- Because the Fund invests in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the

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                                       13
exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. In addition, the Fund may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

MANAGEMENT OF THE FUND


     The management of the Fund's business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, is responsible for selection and management of the Fund's portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company with over $15 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Growth and Income Fund, Security Ultra Fund, Security Income Fund, Security Tax-Exempt Fund, Security Cash Fund and SBL Fund. On September 30, 1996, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $3.4 billion.


     The Investment Manager has entered into a quantitative research agreement with Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112 ("Meridian"). Meridian provides research which the Investment Manager uses in strategically allocating the assets of the Fund among investment categories and market sectors. The Investment Manager pays Meridian an annual fee equal to .20 percent of the average daily net assets of the Fund, calculated daily and payable quarterly. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation.

     The Investment Manager has entered into an analytical research agreement with Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404 ("Templeton"). Templeton provides research used by the Investment Manager in the selection of equity securities for the Fund. The Investment Manager pays Templeton an annual fee equal to .30 percent of the average net assets of the Fund invested in equity securities. Templeton is an indirect wholly-owned subsidiary of Templeton Worldwide, Inc. which in turn is a direct wholly-owned subsidiary of Franklin Resources, Inc.

     Subject to the supervision and direction of the Fund's Board of Directors, the Investment Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies and makes all investment decisions. The Investment Manager has agreed that total annual expenses of the Fund (including for any fiscal year, the management fee, but

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                                       14
excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. The Investment Manager will contribute such funds to the Fund or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation.

     The Investment Manager also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Fund.


     For its services, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1.00 percent of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045 percent of the average daily net assets of the Fund plus the greater of .10 percent of its average net assets or (i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter.

     For the year ended September 30, 1996, the total expenses of the Fund, as a percentage of average net assets, were 2.0 percent for Class A shares and 3.0 percent for Class B shares.


PORTFOLIO MANAGEMENT

     The Fund is managed by an investment management team of Portfolio Managers and Research Analysts of the Investment Manager. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team is responsible for the day-to-day management of the Fund's portfolio. Jane Tedder, Senior Portfolio Manager, has day-to-day responsibility for managing the fixed-income portion of the Fund's portfolio and for supervising the services provided by Meridian and Templeton. She has had responsibility for the Fund since January 1996.

     Ms. Tedder, Vice President and Senior Portfolio Manager of the Investment Manager, has 20 years of experience in the investment field. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst.

HOW TO PURCHASE SHARES

     Security Distributors, Inc. (the "Distributor"), 700 Harrison Street, Topeka, Kansas, a wholly-owned subsidiary of the Investment Manager, is principal underwriter of the Fund. Shares of the Fund may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor, may make shares of the Fund available to their customers. The minimum initial purchase must be $100. Subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

     Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the New York Stock Exchange on that day) plus the

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                                       15
sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker-dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

     The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Fund offers two classes of shares:

CLASS A SHARES -- FRONT-END LOAD OPTION -- Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may reduce the front-end sales charge on purchases of Class A shares.

CLASS B SHARES -- BACK-END LOAD OPTION -- Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Fund will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                     SALES CHARGE
                                      ------------------------------------------
   AMOUNT OF                          PERCENTAGE    PERCENTAGE OF    PERCENTAGE
TRANSACTION AT                        OF OFFERING     NET AMOUNT     REALLOWABLE
OFFERING PRICE                          PRICE          INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000                        5.75%          6.10%           5.00%
$50,000 but less than $100,000           4.75%          4.99%           4.00%
$100,000 but less than $250,000          3.75%          3.90%           3.00%
$250,000 but less than $500,000          2.75%          2.83%           2.25%
$500,000 but less than $1,000,000        2.00%          2.04%           1.75%
$1,000,000 or more                       None           None         (See below)

     Purchases of Class A shares in an amount of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1.00 percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see

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                                       16

"Calculation and Waiver of Contingent Deferred Sales Charges" on page 18.

     The Distributor will pay a commission to dealers on Class A purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Fund and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Fund. Such services include assisting in maintaining records, processing purchase and redemption requests and establishing stockholder accounts, assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Fund and related developments.

     Currently, service fees are paid at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5,000,000 and .30 percent for amounts of $5,000,000 or more.

     Additional information may be obtained by referring to the Fund's Statement of Additional Information.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

                   YEAR SINCE PURCHASE     CONTINGENT DEFERRED
                    PAYMENT WAS MADE          SALES CHARGE

                        First                      5%
                        Second                     4%
                        Third                      3%
                        Fourth                     3%
                        Fifth                      2%
                   Sixth and following             0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because

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                                       17
the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     The Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of Class B shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. Amounts paid under the Fund's Class B Distribution Plan may exceed actual distribution expenses.

     NASD Rules limit the aggregate amount that the Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

     The Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sale of its shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon

--------------------------------------------------------------------------------
redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund;
(2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of the Fund pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 25 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. The Distributor may also provide financial assistance to dealers in connection with advertising. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law

--------------------------------------------------------------------------------
expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Fund's Statement of Additional Information for more detailed information about the marketing allowance.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Fund may be purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

     Class A shares of the Fund may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.


     Shares will be redeemed on request of the stockholder in proper order to the Fund's Investment Manager, Security Management Company, LLC, 700 Harrison Street, Topeka, Kansas 66636-0001, which serves as the Fund's transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share


--------------------------------------------------------------------------------
certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like.
Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

     The  redemption  price  will be the net  asset  value  of the  shares  next computed after the redemption request in proper order is received by the Investment Manager. Payment of the amount due, less any applicable deferred sales charge, will be made by check within seven days after receipt of the redemption request in proper order. Payment may also be made by wire at the sole discretion of the Investment Manager. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     In addition to the foregoing redemption procedure, the Fund repurchases shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, the mailing of a redemption check may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the date of purchase.

     Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Fund at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time.

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                                       21

Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of an account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Fund.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares."

DIVIDENDS AND TAXES

     It is the Fund's policy to distribute realized capital gains, if any, in excess of any capital losses and capital loss carryovers, at least once a year and to pay dividends from net investment income as the Fund's Board of Directors may declare from time to time. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class B shares will generally be higher and, as a result, income distributions paid by the Fund with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any dividend payment or capital gain distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     The Fund is to be treated separately from the other series of Security Equity Fund in determining the amounts of income and capital gains distributions, and for this purpose, each series will reflect only the income and gains, net of losses, of that series.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and generally makes federal income tax upon income and capital gains generated by the Fund's

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                                       22
investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Fund generally will not be subject to excise taxes imposed on certain regulated investment companies provided that it distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Distributions of net investment income and realized net short-term capital gain are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Fund as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gains regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Stockholders should consult their tax adviser to determine the federal, state and local tax consequences to them from an investment in the Fund.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice as to the tax status of each year's distributions will be mailed on or before January 31, of the following year. The Fund is required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Fund intends to operate so as to qualify for such reduced tax rates or tax redemptions whenever possible. While stockholders will bear indirectly the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open.

     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. In determining the Fund's total net assets, securities listed or traded on a recognized securities exchange will be valued on the basis of the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed unsatisfactory by the Board

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                                       23
of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. Valuations of the Fund's securities are supplied by a pricing service approved by the Fund's Board of Directors.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

TRADING PRACTICES AND BROKERAGE


     The portfolio turnover rate for the Fund for the fiscal year ended September 30, 1996, was 75 percent for Class A and Class B shares. Higher portfolio turnover (over 100 percent) subjects a Fund to increased brokerage costs and may, in some cases, have adverse tax effects on the Fund or its stockholders. The annual portfolio turnover of the Fund generally will be more than 100 percent but is not expected to exceed 200 percent.


     Transactions in portfolio securities for the Fund are effected in the manner deemed to be in the best interests of the Fund. In selecting a broker to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Fund. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker. Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Fund's Statement of Additional Information for a more detailed description of aggregated transactions.

PERFORMANCE

     The Fund may, from time to time, include quotations of its average annual total return and aggregate total return in advertisements or reports to stockholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund). Such total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of aggregate total return will be calculated for any specified period by assuming a

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                                       24
hypothetical investment in the Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return. Total return calculated in this manner reflects actual performance over a stated period of time while average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return.

     In addition, quotations of aggregate total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. The Fund may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

     Quotations of average annual total return or aggregate total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return and aggregate total return to current or prospective stockholders, the Fund also may compare these figures to the performance of other mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. The Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund.

     For a more detailed description of the methods used to calculate the average annual total return and aggregate total return of the Fund, see the Fund's Statement of Additional Information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN

     An investor may choose to invest in the Fund through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Fund.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic

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                                       25

Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 18. A Systematic Withdrawal form may be obtained from the Fund.

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Fund may exchange those shares for shares of another series of Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Income Fund, Security Tax-Exempt Fund, or Security Cash Fund (the "Security Funds") at net asset value. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Fund may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Fund at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day on which the Exchange is open. A

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                                       26
stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Security Funds. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to stockholders.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001.

RETIREMENT PLANS

     The Fund has available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION


     The Articles of Incorporation of Security Equity Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in four series, Equity Fund, Global Fund, Social Awareness Fund, and Asset Allocation Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.


    The Fund currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by that class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and

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                                       27
assignable and have cumulative voting privileges for the election of directors.

    On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

    The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of Security Equity Fund's outstanding shares.

STOCKHOLDER INQUIRIES

    Stockholders who have questions concerning their account or wish to obtain additional information, may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.

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                                       28

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A
================================================================================

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

    Initial  sales  charges  may  be  reduced  or  eliminated   for  persons  or
organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of certain other Security Funds.

    For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

     A Statement of Intention may be revised during the 13-month (or if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.

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                                       29

SECURITY FUNDS
APPLICATION

1. ACCOUNT REGISTRATION (THE OWNER(S) MUST COMPLETE SECTION 10 "CERTIFICATION AND SIGNATURE" TO ESTABLISH AN ACCOUNT.)

I hereby authorize the establishment of the account marked below and acknowledge receipt of the Fund's current prospectus. Check is enclosed for
$                   (minimum $100)  payable  to  SECURITY DISTRIBUTORS, INC.  as
 ------------------
an initial investment. I am of legal age in the state of my residence and wish to purchase shares of the Fund indicated below. By the execution of this application, the undersigned represents and warrants that the investor has full right, power and authority to make this investment and the undersigned is duly authorized to sign this application and to purchase or redeem shares of the Fund on behalf of the investor. No stock certificate is to be issued unless I so request. See the prospectus for information about an Accumulation Plan which allows a minimum investment of $100 and subsequent investments of $20.

-------------------------------------------------------------
Owner/Custodian/Trustee Name (Print)

-------------------------------------------------------------
Social Security Number                          Date of Birth

-------------------------------------------------------------
Joint Owner/Minor Name (Print) [ ] Check if UGMA/UTMA Account

-------------------------------------------------------------
Social Security Number                          Date of Birth


2. ADDRESS AND TELEPHONE NUMBER

------------------------------   -----------------------------------------------
Street Address                   Daytime Telephone
(for first individual)

------------------------------   Citizenship [ ] U.S.  [ ] Other
City, State, Zip Code                                           ----------------
                                                                Indicate Country

3. INITIAL INVESTMENT

CLASS OF SHARES (MUST SELECT ONE ONLY) ( ) A SHARES ( ) B SHARES (IF NO CLASS IS SELECTED, PURCHASE(S) WILL BE MADE OF A SHARES)

SECURITY EQUITY FUND           $           SECURITY LIMITED MATURITY BOND FUND  $
                                ------                                           ------
SECURITY GLOBAL FUND           $           SECURITY U.S. GOVERNMENT FUND        $
                                ------                                           ------
SECURITY ASSET ALLOCATION FUND $           SECURITY GLOBAL AGGRESSIVE BOND FUND $
                                ------                                           ------
SECURITY GROWTH & INCOME FUND  $           SECURITY HIGH YIELD FUND             $
                                ------                                           ------
SECURITY ULTRA FUND            $           SECURITY TAX-EXEMPT FUND             $
                                ------                                           ------
SECURITY CASH FUND             $           SECURITY SOCIAL AWARENESS FUND       $
                                ------                                           ------
SECURITY CORPORATE BOND FUND   $
                                ------

4. DIVIDEND OPTION (CHECK ONE ONLY)

(If no option is selected, distributions will be reinvested into the Fund that pays them.)

[ ] Reinvest all dividends and capital gains
[ ] Reinvest only capital gains and pay dividends in cash
[ ] Cash payment of dividends and capital gains
[ ] Invest dividends and capital gains into another Security Fund account
(must be same  class of  shares;  if new  account,  number  will be  assigned)
Fund Name                                      Account Number
          ------------------------------------                ------------------

[ ] Send distributions to third party below

Account No. (if applicable)
                            ----------------------------------------------------
Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PROGRAM (FOR ACCOUNTS OF $5,000 OR MORE)

You are hereby authorized to send a check(s) beginning:
    Month                  Day [ ] 11th or [ ] 26th 19
          ----------------                            ----
    (if no date is selected withdrawal will be made on the 26th)

Payable: [ ] monthly [ ] quarterly [ ] semi-annually [ ] annually

Fund Name                               Fund Name
          -----------------------------           ------------------------------

Account No. (if known)                  Account No. (if known)
                       ----------------                          ---------------
(if 3 or more funds, please send written instructions)

Level Payment $         ($25 minimum)   Level Payment $         ($25 minimum)
               --------                                --------
Variable Payment based on fixed number  Variable Payment based on fixed number
of shares or a percentage of account    of shares or a percentage of account
value ($25 minimum)                     value ($25 minimum)
Number of shares:             or        Number of shares:             or
                  -----------                             -----------
Percentage of account value:            Percentage of account value:
                             ---------                               ---------

Note: For Class B shares, annual withdrawals in excess of 10% of value of account at time program is established may be subject to a contingent deferred sales charge.

Complete this section only if you want check payable and sent to another address (please print):

Name                              Signature(s) of all registered owners required
     ----------------------------

Address                           Individual Signature
        -------------------------                      -------------------------

City, State, Zip Code             Joint Owner Signature
                     ------------                       ------------------------

6. SECUR-O-MATIC[Registration Mark] BANK DRAFT PLAN

I wish to make investments directly from my checking account. (Please attach a voided check to this application.)

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Date: [ ] 7th Day of Month [ ] 14th Day of Month [ ] 21st Day of Month
      [ ] 28th Day of Month
      (if no date is selected investment will be made on the 21st)

Mode: [] Monthly ($20 minimum) [] Bi-Monthly ($40 minimum)
      [] Quarterly ($50 minimum) [] Semiannually ($100 minimum)
      [] Annually ($200 minimum)

You should notify your bank that you are going to use this service to ensure they accept preauthorized electronic drafts.

                              (continued on back)

7. RIGHTS OF ACCUMULATION

I own shares in other Security Funds which may entitle this purchase to have a reduced sales charge under the provisions in the Fund Prospectus.

--------------------------------  ---------------------------  -----------------
Current Account Registration      Fund Name                    Account Number(s)

--------------------------------  ---------------------------  -----------------

--------------------------------  ---------------------------  -----------------

8. STATEMENT OF INTENTION

[ ] Please check here if you wish to receive a Statement of Intention. This form allows you to purchase shares at reduced sales charges if you plan to invest more than: (Please check one) [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000
[ ] $1,000,000 in installments during the next 13 months (36 months for purchases of $1 million or more). See the current prospectus for more information.

9. TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

If you would like to have telephone exchange and/or redemption privileges, please mark one or more of the boxes below:

   Yes, I want [ ] telephone exchange [ ] telephone redemption privileges.

By checking the applicable box(es) and signing this Application, you authorize the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line. Neither the Fund, the Investment Manager nor the Underwriter will be liable for any loss, liability, cost or expense arising out of any telephone request, provided that the Investment
Manager complied with its procedures. Thus, a stockholder may bear the risk of loss from a fraudulent or unauthorized request.

10. CERTIFICATION AND SIGNATURE

                     TAX IDENTIFICATION NUMBER CERTIFICATION

UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
Signature of Owner                                      Date

--------------------------------------------------------------------------------
Signature of Joint Owner                                Date

In case of joint ownership, both must sign. If no form of ownership is indicated then it will be assumed the ownership is as "joint tenants, with right of survivorship" and not as "tenants in common."

CERTIFICATION INSTRUCTIONS - You must cross out item (2) to the left if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

11. INVESTMENT DEALER

I (we) agree to act as dealer under this account in accordance with the provisions of the Dealer Agreement and appoint Security Distributors, Inc. to act as my (our) agent pursuant thereto. I (we) represent that the appropriate prospectus was delivered to the above indicated owner(s).

--------------------------------------------------------------------------------
Name of Firm (Print)

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Signature of Authorized Dealer

-----------------------------------------------------   ------------------------
Representative's Name                                   Account Executive Number

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Representative's Telephone Number

 SEND COMPLETED APPLICATION TO SECURITY DISTRIBUTORS, INC., 700 SW HARRISON ST.,
                              TOPEKA, KS 66636-0001
                           1-800-888-2461, EXT. 3127


                            Attach Voided Check Here
         (Check must be preprinted with the bank account registration)

[SDI LOGO}                                                          BULK RATE
                                                                   U.S. POSTAGE
700 SW Harrison St.                                                    PAID
Topeka, KS 66636-0001                                               TOPEKA, KS
(913) 295-3127                                                    PERMIT NO. 385

SECURITY GROWTH AND INCOME FUND
  (formerly Security Investment Fund)

SECURITY EQUITY FUND
  EQUITY SERIES
  GLOBAL SERIES
  ASSET ALLOCATION SERIES
  SOCIAL AWARENESS SERIES

SECURITY ULTRA FUND




STATEMENT OF ADDITIONAL INFORMATION

JANUARY 31, 1997
RELATING TO THE PROSPECTUS DATED JANUARY 31, 1997,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

(913) 295-3127
(800) 888-2461




INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

UNDERWRITER
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106


  The Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245


INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SECURITY GROWTH AND INCOME FUND
(formerly Security Investment Fund)
SECURITY EQUITY FUND
SECURITY ULTRA FUND
Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001



                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                January 31, 1997
               (RELATING TO THE PROSPECTUS DATED JANUARY 31, 1997,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)


     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated January 31, 1997, as it may be supplemented from time to time. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461, ext. 3127.


                                TABLE OF CONTENTS

                                                                          Page

General Information...............................................          1
Investment Objective and Policies of the Funds....................          2
  Security Growth and Income Fund.................................          2
  Security Equity Fund............................................          4
    Equity Fund...................................................          4
    Global Fund...................................................          4
    Asset Allocation Fund.........................................          6
    Social Awareness Fund.........................................          8
  Security Ultra Fund.............................................          8
Investment Methods and Risk Factors...............................          8
Investment Policy Limitations.....................................          8
  Security Growth and Income Fund's Fundamental Policies..........          8
  Security Equity Fund's Fundamental Policies.....................          8
  Security Ultra Fund's Fundamental Policies......................          8
Officers and Directors............................................          8
Remuneration of Directors and Others..............................          8
How to Purchase Shares............................................          8
  Alternative Purchase Options....................................          8
  Class A Shares..................................................          8
  Class B Shares..................................................          8
  Class B Distribution Plan.......................................          8
  Calculation and Waiver of Contingent Deferred Sales Charges.....          8
  Arrangements With Broker-Dealers and Others.....................          8
  Purchases at Net Asset Value....................................          8
Accumulation Plan.................................................          8
Systematic Withdrawal Program.....................................          8
Investment Management.............................................          8
  Portfolio Management............................................          8
  Code of Ethics..................................................          8
Distributor.......................................................          8
Allocation of Portfolio Brokerage.................................          8
How Net Asset Value is Determined.................................          8
How to Redeem Shares..............................................          8
  Telephone Redemptions...........................................          8
How to Exchange Shares............................................          8
  Exchange by Telephone...........................................          8
Dividends and Taxes...............................................          8
Organization......................................................          8
Legal Proceedings.................................................          8
Custodian, Transfer Agent and Dividend-Paying Agent...............          8
Independent Auditors..............................................          8
Performance Information...........................................          8
Retirement Plans..................................................          8
Individual Retirement Accounts (IRAs).............................          8
Pension and Profit-Sharing Plans..................................          8
403(b) Retirement Plans...........................................          8
Simplified Employee Pension Plans (SEPPs).........................          8
Financial Statements..............................................          8
Appendix A........................................................          8
Appendix B........................................................          8

GENERAL INFORMATION

     Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund and Security Ultra Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The name of Security Growth and Income Fund (formerly Security Investment Fund) was changed effective July 6, 1993. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 8.)

     Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), and Social Awareness Series ("Social Awareness Fund") of Security Equity Fund, and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 8. An investment in one of the Funds does not constitute a complete investment program.

     The value of the shares of each Fund fluctuates, reflecting fluctuations in the value of the portfolio securities and, to the extent it is invested in foreign securities, its net currency exposure. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 8.)

     The Funds' shares are sold to the public at net asset value, plus a sales commission which is allocated between the principal underwriter and dealers who sell the shares ("Class A Shares"), or at net asset value with a contingent deferred sales charge ("Class B Shares"). (See "How to Purchase Shares," page 8.)

     Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). The Investment Manager has appointed Lexington Management Corporation ("Lexington") to provide certain investment advisory services to Global Fund. The Investment Manager has arranged for Meridian Investment Management Corporation ("Meridian") to provide quantitative investment research, and Templeton/Franklin Investment Services, Inc. ("Templeton") to provide analytical research, to the Asset Allocation Fund.

     The Funds receive investment advisory, administrative, accounting, and transfer agency services from the Investment Manager for a fee. The fee for each Fund, except Global, Asset Allocation and Social Awareness Funds, on an annual basis, is 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the respective Funds, determined daily and payable monthly. The fee paid by Global Fund, on an annual basis, is 2% of the first $70 million of the average net assets, and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

     Separate fees are paid by Asset Allocation and Social Awareness Funds to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for both the Asset Allocation Fund and the Social Awareness Fund on an annual basis is equal to 1% of the average daily net assets of each Fund, calculated daily and payable monthly. The administrative fee for Asset Allocation Fund on an annual basis is equal to
 .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or (i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; or (iii) $60,000 thereafter. The administrative fee for Social Awareness Fund on an annual basis is equal to .09% of the average daily net assets of the Fund. The transfer agency fee for the Asset Allocation Fund and the Social Awareness Fund consists of an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

     The Investment Manager bears all expenses of the Funds (except Asset Allocation and Social Awareness Funds) except for its fees and the expenses of brokerage commissions, interest, taxes, Class B distribution fees, and extraordinary expenses approved by the Board of Directors of the Funds. The Asset Allocation and Social Awareness Funds pay all of their expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") as described under "Investment Management," page 8.

     The Investment Manager has agreed that the total annual expenses of any class or Series of a Fund (including the management fee and its other fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) will not exceed any expense limitation imposed by any state. See "Investment Management," page 8 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

     Under Distribution Plans adopted with respect to the Class B shares of the Funds, pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund is authorized to pay the Distributor an annual fee of 1.00% of the average daily net assets of the Class B shares of the respective Funds to finance various distribution-related activities. (See "Class B Distribution Plan," page 8.)

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND

     The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. The value of Growth and Income Fund's shares will fluctuate with changes in the market value of the Fund's investments. The investment objective and policies of Growth and Income Fund may be altered by the Board of Directors without the approval of stockholders of the Fund. There can be no assurance that the stated investment objective will be achieved.

     The policy of Growth and Income Fund is to invest in a diversified portfolio which will ordinarily consist principally of common stocks (which may include ADRs), but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; and (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"). The Fund may also invest in warrants. However, such investment may not exceed 5% of its total assets valued at the lower of cost or market. Included in that amount, but not to exceed 2% of the value of the Fund's assets may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

     Except when in a temporary defensive position, Growth and Income Fund will maintain at least 25% of its assets invested in securities selected for their capital growth potential, principally common stocks, and at least another 25% of its total assets invested in securities which provide income.

     With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see Appendix A for a more complete description of the corporate bond ratings), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

     As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds and emerging markets under "Investment Methods and Risk Factors."

     Growth and Income Fund may purchase securities on a "when issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may also utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when issued securities, Rule 144A securities, and repurchase agreements under "Investment Methods and Risk Factors."

     Growth and Income Fund's policy is to diversify its investments among various industries, but freedom of action is reserved (at times when deemed appropriate for the attainment of its investment objectives) to invest up to 25% of its assets in one industry. This is a fundamental policy of Growth and Income Fund which cannot be changed without stockholder approval.


     There is no restriction on Growth and Income Fund's portfolio turnover, but it is the Fund's practice to invest its funds for long-term growth and secondarily for income. The portfolio turnover rate of Class A shares for the fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 69%, 1995 - 130% and 1994 - 163%. The portfolio turnover rate of Class B shares of Growth and Income Fund for the fiscal years ended September 30, 1996 and 1995 was 69% and 130%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 178%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. The Fund will not usually trade securities for short-term profits.


     SPECIAL RISKS OF HIGH YIELD INVESTING. Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

SECURITY EQUITY FUND

     Security Equity Fund currently issues its shares in four series--Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund") and Social Awareness Series ("Social Awareness Fund"). The assets of each Series are held separate from the assets of the other Series and each Series has an investment objective which differs from that of the other Series. The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved.

     Although there is no present intention to do so, the investment objective of the Funds may be altered by the Board of Directors without the approval of stockholders of the Fund.

EQUITY FUND

     The investment objective of Equity Fund is to provide a medium for investment in equity securities to complement fixed-obligation types of investments. Emphasis will be placed upon selection of those securities which in the opinion of the Investment Manager offer basic value and have the most long-term capital growth potential. Income potential will be considered in selecting investments, to the extent doing so is consistent with Equity Fund's investment objective of long-term capital growth.

     Equity Fund ordinarily will have at least 90% of its total assets invested in a broadly diversified selection of common stocks (which may include ADRs) and of preferred stocks convertible into common stocks. However, the Fund reserves the right to invest temporarily in fixed income securities or in cash and money market instruments. Equity Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Equity Fund's investment policy, with emphasis on investing in securities for potential capital enhancement possibilities, may involve a more rapid portfolio turnover than other investment companies.


     The portfolio turnover rate of Class A shares of Equity Fund for fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 64%, 1995 - 95% and 1994 - 79%. The portfolio turnover rate for Class B shares of Equity Fund for the fiscal years ended September 30, 1996 and 1995 was 64% and 95%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 80%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


     It is not the policy of Equity Fund to purchase securities for trading purposes. Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed advisable in order to meet the Fund's investment objective. Equity Fund does not intend to purchase restricted stock.

GLOBAL FUND

     The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of the Fund's investment objective and policies, see the Prospectus.

     In seeking to achieve its investment objective, Global Fund may from time to time engage in the following investment practices:

     SETTLEMENT TRANSACTIONS. Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transactions. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

     PORTFOLIO HEDGING. When, in the opinion of the Fund's Sub-Adviser, Lexington Management Corporation ("Lexington"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Lexington. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund intends to limit such transactions to not more than 70% of its total assets.

     FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so.

     COVERED CALL OPTIONS. Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

     REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which Global Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund may enter into repurchase agreements only with
(a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10%. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

     RULE 144A SECURITIES. Global Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's investment policy limitation that not more than 10% of its total assets will be invested in restricted securities. The Investment

Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not.


     Portfolio turnover rates for Global Fund, Class A shares, for the fiscal years ended September 30, 1996 and 1995 was 142% and 141%, respectively. The portfolio turnover rate of Class A shares for the period October 5, 1993 to September 30, 1994 was 73%. The portfolio turnover rate for Global Fund, Class B shares, for the fiscal years ended September 30, 1996 and 1995 was 142% and 141%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 73%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


ASSET ALLOCATION FUND

     The investment objective of Asset Allocation Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, ADRs, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of the additional risks associated with investment in foreign securities, and see the discussion of the risks associated with investment in gold stocks and REITs below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     Asset Allocation Fund may invest in real estate investment trusts ("REITs"). A REIT is a trust that invests in a diversified portfolio of real estate holdings. Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, will maintain under normal circumstances a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Fund will not invest more than 55% of its total assets in money market instruments (except for temporary defensive purposes), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks. The Fund will not invest 25% or more of its assets in the securities of any single country other than the United States.

     The Investment Manager receives quantitative investment research from Meridian Investment Management Corporation ("Meridian"), which research the Investment Manager uses in strategically allocating the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk. The Investment Manager then determines (based on the results of Meridian's analysis) which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential. Although the Investment Manager anticipates relying on much of the research provided by Meridian, the Investment Manager has ultimate responsibility for the selection of the investment categories and the sectors within those categories.

     The Investment Manager identifies sectors of the domestic and international economy (based on the research provided by Meridian) in which the Fund will invest and then determines which equity securities to purchase within the identified sectors. The Investment Manager may utilize certain analytical research provided by Templeton/Franklin Investment Services, Inc. ("Templeton") in selecting equity securities, including gold stocks, for Asset Allocation Fund. Templeton analyzes and monitors analytical research provided by third parties and makes recommendations regarding equity securities in the identified sectors based on such research. The Investment Manager has ultimate responsibility for all buy and sell decisions of Asset Allocation Fund and may determine not to use analytical research provided by Templeton.

     With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

     The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5% of its net assets. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics as described in Appendix A.

     Asset Allocation Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25% or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" - "Mortgage-Backed Securities" in the Prospectus.


     The Fund may invest up to 10%, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of restricted securities. The Fund may also invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.


     The Fund may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25% of its total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

     The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if, at the time of investment, its aggregate investment in such securities would exceed 5% of its total assets.

     The Fund's investment in warrants may not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the

New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are deemed to be without value. The portfolio turnover rate for Asset Allocation Fund, for the fiscal year ended September 30, 1996 was 75%. The portfolio turnover rate for Asset Allocation Fund, for the period June 1, 1995 (inception) to September 30, 1995 was 129%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


SOCIAL AWARENESS FUND

     The investment objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Fund. Social Awareness Fund will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.

     The Social Awareness Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." Under normal circumstances, the Social Awareness Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.

     The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the

Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory firms that provide social research on U.S. corporations, such as Kinder, Lydenberg & Domini & Co., Inc. and Franklin Insight, Inc. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.

     If after purchase of an issuer's securities by Social Awareness Fund, it is determined that such securities do not comply with the Fund's social criteria, the securities will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

SECURITY ULTRA FUND

     The investment objective of Ultra Fund is to seek capital appreciation. Investment securities will be selected on the basis of their appreciation possibilities. Current income will not be a factor in selecting investments and any such income should be considered incidental.

     There can be no assurance that the investment objective of Ultra Fund will be achieved. Nevertheless, Ultra Fund hopes, by careful selection of individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.

     Stocks considered to have growth potential will include securities of newer, unseasoned companies and may involve greater risks than investments in companies with demonstrated earning power. At times Ultra Fund may invest in warrants to purchase (or securities convertible into) common stocks or in other classes of securities which the Investment Manager believes will contribute to the attainment of its investment objective. Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income securities except for defensive purposes or to employ uncommitted cash balances. Ultra Fund expects that it may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Ultra Fund will not concentrate its investments in a particular industry or group of industries. As a matter of operating policy, Ultra Fund may not invest in illiquid securities in excess of 15% of its total assets.

     The Fund may enter into futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

     In seeking capital appreciation, Ultra Fund expects to trade to a substantial degree in securities for the short term. That is, Ultra Fund will be engaged essentially in trading operations based on short term market considerations, as distinct from long-term investments, based upon fundamental evaluation of securities. Investments for long-term profits are made when such action is considered to be sound and helpful to Ultra Fund's overall objective. This investment policy is very speculative and involves substantial risk. An investor should not consider a purchase of Ultra Fund's shares as equivalent to a complete investment program. Ultra Fund does not presently purchase letter or restricted stock.


     Since Ultra Fund will trade securities for the short term, the annual portfolio turnover rate generally may be expected to be greater than 100%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in Ultra Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds. The portfolio turnover rate of Class A shares of Ultra Fund for the fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 161%, 1995 - 180% and 1994 - 111%. The portfolio turnover rate of Class B shares of Ultra Fund for the fiscal years ended September 30, 1996 and 1995 was 161% and 180%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to December 30, 1994 was 110%.


     Short-term investments increase portfolio turnover and brokerage costs to Ultra Fund and thus to its stockholders. Moreover, to the extent short-term transactions result in the realization of net gains in securities held less than one year, Ultra Fund's stockholders will be taxed on any such gains at ordinary income tax rates.

     Ultra Fund will not make short sales of securities unless at the time of such sales it owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. Should such securities be sold short, the underlying security will be valued at the asked price. Such short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes.

     The foregoing investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of stockholders.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the applicable Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.


     SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.


     REPURCHASE AGREEMENTS. Each of the Funds may utilize repurchase agreements on an overnight basis (or with maturities of up to seven days in the case of Global Fund) wherein the Fund acquires a debt instrument for the short period, subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Funds will enter into repurchase agreements only with (i) banks which are members of the Federal Reserve System, or (ii) securities dealers (if permitted to do so under the Investment Company Act of 1940) who are members of a national securities exchange or market makers in government securities--in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Such repurchase agreements may subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party. In the opinion of the Investment Manager, such risks are not material.


     WHEN ISSUED AND FORWARD COMMITMENT SECURITIES. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.


     AMERICAN DEPOSITARY RECEIPTS. Each of the Funds may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. Although the Funds intend to invest only in nations which are considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), political or social instability or diplomatic developments which could affect investment in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments may be subject to taxation abroad. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

     FOREIGN INVESTMENT RISKS. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     BRADY BONDS. Growth and Income Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland, and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date, the largest proportion having been issued by Mexico and Venezuela. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Growth and Income Fund may invest in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     EMERGING COUNTRIES. Growth and Income Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, Growth and Income Fund could lose its entire investment in any such country.

     An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by Growth and Income Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which Growth and Income Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Growth and Income Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities held by Growth and Income Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of Growth and Income Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

     NON-U.S. WITHHOLDING TAXES. The Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing Growth and Income Fund's investment income and gains.

PUT AND CALL OPTIONS:

     WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

     Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all Fund securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

     Certain Funds may write put options on a covered basis, which means that the Fund would either (i) maintain in a segregated account cash, cash equivalents, U.S. Government securities or other high grade, liquid debt obligations in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.

     PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

     Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

     Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

     CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT
OPTIONS: During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index.

In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

     When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES. Certain Funds may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

     An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to BUY 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to SELL 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, cash equivalents, U.S. Government securities or other liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

     Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or series of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

     A  public  market  exists  in  interest  rate  futures  contracts  covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

     Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash, cash equivalents, U.S. Government securities or other high grade, liquid debt securities equal in value to the current value of the underlying instrument less the margin deposit.

     LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

     Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

     Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager might not result in a successful hedging transaction over a very short time period.

     CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Funds may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, cash equivalents, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.


     In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

INVESTMENT POLICY LIMITATIONS

     Each of the Funds operates within certain fundamental investment policy limitations which may not be changed without the approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Investments bound by the following limitations are adhered to at the time of investment, but later increases or decreases in percentages resulting from change in value or net assets will not result in violation of such limitations.

SECURITY GROWTH AND INCOME FUND'S FUNDAMENTAL POLICIES

     Growth and Income Fund's fundamental investment policy limitations are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer.

 2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4.  Not to act as an underwriter, either directly or indirectly.

 5. Not to borrow money or securities for any purpose except to the extent that borrowing up to 5% of the Fund's total assets is permitted for emergency purposes, provided such borrowing is made on a temporary basis from commercial banks and is not used for investment purposes.

 6. Not to lend money or securities to any person, corporation, securities dealer, or bank, other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

 7.  Not to buy securities on margin or effect short sales of securities.

 8. Not to mortgage, pledge or hypothecate any securities or funds of the Fund other than as might become necessary to furnish bond to governmental agencies required for the conduct of the business of the Fund.

 9. Not to purchase any security other than securities listed on a national securities exchange registered under the Securities Exchange Act of 1934, or actively traded over-the-counter.

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

12. Not to invest in the securities of other investment companies except in the open market at ordinary broker's commissions.

13. Not to allow officers or directors of the Fund, Underwriter or Manager to purchase shares of the Fund except for investment at current net asset value.

14.  Not to own, buy or sell real estate, commodities or commodity contracts.

15. Not to invest in puts, calls, straddles, spreads or any combination thereof.

16. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     Although Fundamental Policy 16 is intended to apply only to certain oil, gas and other mineral exploration development programs and not to securities traded on national securities exchanges, the Board of Directors reviewed and considered in 1986 the scope of this limitation. Prior to that time, the Fund had made an investment, which incurred a loss, in an oil and gas company which was organized as a limited partnership with its securities traded on the New York Stock Exchange. The directors concluded that the limitation was not intended to apply to such investments, but in order to avoid possible future questions regarding the permissibility of such investments, have determined that Growth and Income Fund will not purchase limited partnership securities of any type in the future. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in financial futures contracts.

SECURITY EQUITY FUND'S FUNDAMENTAL POLICIES

     Security Equity Fund's fundamental policy limitations, which are applicable to each of Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund, are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer; provided, however, that for Asset Allocation Fund and Social Awareness Fund this limitation applies only with respect to 75% of its total assets.

 2. Not to purchase more than 10% of the outstanding voting securities of any one issuer; provided, however, that for Asset Allocation Fund and Social Awareness Fund this limitation applies only with respect to 75% of its total assets.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4. Not to underwrite securities of other issuers, provided that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

 5. With respect to Equity Fund and Global Fund, not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes on a temporary basis from banks and will not be made for investment purposes. Asset Allocation Fund and Social Awareness Fund may borrow up to 33 1/3% of total assets and may borrow for emergency, temporary or investment purposes from a variety of sources, including banks. Each of the Funds may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.

 6. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund.

 7. Not to buy securities on margin or effect short sales of securities; provided, however, that Asset Allocation Fund and Social Awareness Fund may make margin deposits in connection with transactions in options, futures, and options on futures.

 8. Not to issue senior securities; provided, however, that Asset Allocation Fund and Social Awareness Fund may issue senior securities in compliance with the Investment Company Act of 1940.


 9. Not to invest in the securities of other investment companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund which may invest in the securities of other investment companies. (Social Awareness Fund does not presently intend to invest in the securities of other investment companies.)


10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, the Underwriter or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

12. Not to allow officers or directors of the Fund, the Underwriter or Investment Manager to purchase shares of the Fund except for investment at current net asset value.

13. Not to invest 25% or more of the Fund's total assets in a particular industry.

14. Not to own, buy or sell real estate, commodities or commodity contracts; provided, however, that Asset Allocation Fund and Social Awareness Fund may enter into forward currency contracts and forward commitments, and transactions in futures, options, and options on futures. (This policy shall not prevent any of the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

15. Not to invest in warrants unless acquired as a unit or attached to other securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund.

16. Not to invest more than 10% of its total assets in restricted securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund which may invest in restricted securities. (Restricted securities are those securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition.)

17. Not to invest more than 2% of its total assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment limitation does not apply to Asset Allocation Fund and Social Awareness Fund which may invest in such instruments. (With respect to Equity Fund and Global Fund, there is no present intention to invest any of the Fund's assets in puts, calls, straddles, spreads, or any combination thereof.)

18. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases or other mineral exploration development programs; provided, however, that the Funds may invest in the securities of other corporations whose activities include such exploration and development.

     The Fund interprets Fundamental Policy 14 to prohibit the purchase of real estate limited partnerships. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in options, financial futures contracts or options on financial futures contracts; however, with respect to Equity and Global Funds, transactions in options and options on financial futures contracts are subject to the limits set forth in Fundamental Policy 17.

SECURITY ULTRA FUND'S FUNDAMENTAL POLICIES

     Ultra Fund's fundamental policy limitations are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than the United States of America).

 2. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4.  Not to underwrite securities of other issuers.

 5.  Not to purchase restricted securities.

 6.  Not to pledge any portion of its assets.

 7. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

 8. Not to buy securities on margin but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

 9. Not to issue senior securities, except that it may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the Fund's total assets, provided that the Fund will not purchase portfolio securities at any time it has outstanding borrowings.

10.  Not to invest in the securities of other investment companies.

11. Not to make short sales of securities unless at the time it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through the conversion or exchange of such other securities an equal amount of securities sold short.

12. Not to invest more than 25% of the Fund's total assets in a particular industry.

13.  Not to own, buy or sell real estate, commodities or commodity contracts.

14. Not to invest more than 5% of the value of the Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount (but not to exceed 2% of the value of the Fund's net assets) may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

16. Not to invest in puts, calls, straddles, spreads, or any combination thereof.

17. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     The Fund does not interpret Fundamental Policy 8 or 13 as prohibiting transactions in financial futures contracts.

OFFICERS AND DIRECTORS

     The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

JOHN D. CLELAND,* President and Director                     Senior Vice President and Managing Member Representative, Security
                                                             Management Company, LLC; Senior Vice President, Security Benefit Group,
                                                             Inc. and Security Benefit Life Insurance Company.

WILLIS A. ANTON, JR., Director                               Partner, Classic Awning & Design.  Prior to October 1991, President,
3616 Yorkway                                                 Classic Awning & Design.
Topeka, Kansas 66604
------------------------------------------------------------------------------------------------------------------------------------

                                       25

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------


DONALD A. CHUBB, JR.,** Director                             President, Neon Tube Light Company, Inc.
2222 SW 29th Street
Topeka, Kansas 66611


DONALD L. HARDESTY, Director                                 President, Central Research Corporation.
900 Bank IV Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                 Vice President, Palmer News, Inc.  Prior to October 1991, Secretary and
3616 Canterbury Town Road                                    Director, Palmer Companies, Inc. (Wholesale Periodicals).
Topeka, Kansas 66610

MARK L. MORRIS, JR.,** Director                              President, Mark Morris Associates (Veterinary Research and Education).
5500 SW 7th Street
Topeka, Kansas 66606

JEFFREY B. PANTAGES,* Director                               Prior to June 1996, President, Chief Investment Officer and Director,
1266 South Street                                            Security Management Company; Senior Vice President, Security Benefit
Needham, MA 02192                                            Group, Inc. and Security Benefit Life Insurance Company.  Prior to
                                                             April 1992, Managing Director, Prudential Life.

HUGH L. THOMPSON, Director                                   President, Washburn University.
1700 College
Topeka, KS 66621

JAMES R. SCHMANK, Vice President and Treasurer               President (Interim), Treasurer, Chief Fiscal Officer and Managing
                                                             Member Representative, Security Management Company, LLC; Vice President
                                                             and Interim Chief Investment Officer, Security Benefit Group, Inc. and
                                                             Security Benefit Life Insurance Company.

MARK E. YOUNG, Vice President                                Vice President - Operations, Security Management Company, LLC;
                                                             Assistant Vice President, Security Benefit Group, Inc. and Security
                                                             Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                               Vice President and Senior Portfolio Manager, Security Management
(Equity Fund only)                                           Company, LLC; Vice President, Security Benefit Group, Inc. and Security
                                                             Benefit Life Insurance Company.

TERRY A. MILBERGER, Vice President                           Vice President and Senior Portfolio Manager, Security Management
(Equity Fund only)                                           Company, LLC; Vice President, Security Benefit Group, Inc. and Security
                                                             Benefit Life Insurance Company.

AMY J. LEE, Secretary                                        Secretary, Security Management Company, LLC; Vice President, Associate
                                                             General Counsel and Assistant Secretary, Security Benefit Group, Inc.
                                                             and Security Benefit Life Insurance Company.


BRENDA M. HARWOOD, Assistant Treasurer                       Assistant Vice President, Assistant Treasurer and Assistant Secretary,
and Assistant Secretary                                      Security Management Company, LLC; Assistant Vice President, Security
                                                             Benefit Group, Inc. and Security Benefit Life Insurance Company.


CINDY L. SHIELDS, Assistant Vice President                   Assistant Vice President and Portfolio Manager, Security Management
(Ultra Fund only)                                            Company, LLC; Assistant Vice President, Security Benefit Group, Inc.
                                                             and Security Benefit Life Insurance Company. Prior to August 1994,
                                                             Junior Portfolio Manager, Research Analyst, Junior Research Analyst and
                                                             Portfolio Assistant, Security Management Company.
------------------------------------------------------------------------------------------------------------------------------------

                                       26

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

GREGORY A. HAMILTON, Assistant Vice President                Second Vice President, Security Management Company, LLC, Security
(Equity Fund only)                                           Benefit Group, Inc. and Security Benefit Life Insurance Company.  Prior
                                                             to December 1992, First Vice President and Manager of Investments
                                                             Division, Mercantile National Bank.

THOMAS A. SWANK, Assistant Vice President                    Second Vice President and Portfolio Manager, Security Management
(Growth and Income Fund only)                                Company, LLC; Second Vice President, Security Benefit Group, Inc. and
                                                             Security Benefit Life Insurance Company.

CHRISTOPHER D. SWICKARD, Assistant Secretary                 Assistant Counsel, Security Benefit Group, Inc. and Security Benefit
                                                             Life Insurance Company.  Prior to June 1992, student at Washburn
                                                             University School of Law.
------------------------------------------------------------------------------------------------------------------------------------
 *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These  directors serve on the Funds' joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to review the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting functions for the Funds.
------------------------------------------------------------------------------------------------------------------------------------


     The directors and officers of the Funds hold identical offices in the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Income Fund, Mr. Milberger who is also Vice President of SBL Fund, Ms. Shields who is Assistant Vice President of SBL Fund, Mr. Swank who is Assistant Vice President of SBL Fund, and Mr. Hamilton who is Assistant Vice President of SBL Fund, Security Tax-Exempt Fund and Security Income Fund. (See the table under "Investment Management," on page 8, for positions held by such persons with the Investment Manager.) Mr. Young and Ms. Lee hold identical offices for the Funds' distributor, Security Distributors, Inc., and Messrs. Cleland and Schmank serve as Vice President and Director, while Ms. Harwood serves as Treasurer of the distributor.


REMUNERATION OF DIRECTORS AND OTHERS

     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each of Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund an annual retainer of $1,042 and a fee of $133 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $100 per hour with a minimum fee of $200 and reasonable travel costs for each meeting of the Funds' audit committee attended. Such fees and travel costs are paid by the Investment Manager for each Fund, except Asset Allocation Fund and Social Awareness Fund, pursuant to its Investment Management and Services Agreements with the Funds which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors and Class B distribution fees. Asset Allocation and Social Awareness Funds pay their respective share of directors' fees and travel costs. (See page 8, "Investment Management.")


     The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended September 30, 1996, and the aggregate compensation paid to each of the directors during calendar year 1996 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

--------------------------------------------------------------------------------------------------------------------------
                                                               PENSION OR RETIREMENT
                                                                BENEFITS ACCRUED AS
                          AGGREGATE COMPENSATION               PART OF FUND EXPENSES                          TOTAL
                       -----------------------------      -------------------------------                  COMPENSATION
                       SECURITY                           SECURITY                           ESTIMATED       FROM THE
                        GROWTH                             GROWTH                             ANNUAL      SECURITY FUND
                          AND    SECURITY   SECURITY        AND      SECURITY    SECURITY    BENEFITS        COMPLEX,
NAME OF DIRECTOR        INCOME    EQUITY      ULTRA        INCOME     EQUITY      ULTRA        UPON         INCLUDING
OF THE FUND              FUND      FUND       FUND          FUND       FUND        FUND     RETIREMENT      THE FUNDS
--------------------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.   $1,508      $1,508     $1,508        $0          $0         $0           $0           $18,100
Donald A. Chubb, Jr.    1,541       1,591      1,518         0           0          0            0            18,300
John D. Cleland             0           0          0         0           0          0            0                 0
Donald L. Hardesty      1,508       1,508      1,508         0           0          0            0            18,100
Penny A. Lumpkin        1,541       1,591      1,518         0           0          0            0            18,300
Mark L. Morris, Jr.     1,541       1,591      1,518         0           0          0            0            18,300
Jeffrey B. Pantages         0           0          0         0           0          0            0                 0
Hugh Thompson             788         788        788         0           0          0            0             9,450
--------------------------------------------------------------------------------------------------------------------------

     The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On January 1, 1997, the Funds' officers and directors (as a group) beneficially owned 26,483; 247,931; 12,714; 3,093; and 73,205 of Class A shares of Growth and Income Fund, Equity Fund,
Global Fund, Asset Allocation Fund and Ultra Fund, respectively, which represented approximately .308%, .297%, .728%, 1.211% and .765% of the total outstanding Class A shares of each Fund on that date.


HOW TO PURCHASE SHARES

     Investors may purchase shares of the Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. (See "Accumulation Plan," page 8.) An application may be obtained from the Investment Manager.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

     The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Funds offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                    SALES CHARGE
                                  ----------------------------------------------
                                                                     PERCENTAGE
AMOUNT OF PURCHASE                 PERCENTAGE OF  PERCENTAGE OF NET  REALLOWABLE
AT OFFERING PRICE                 OFFERING PRICE  AMOUNT INVESTED    TO DEALERS
--------------------------------------------------------------------------------

Less than $50,000.................     5.75%           6.10%            5.00%
$50,000 but less than $100,000....     4.75            4.99             4.00
$100, 000 but less than $250,000..     3.75            3.90             3.00
$250,000 but less than $500,000...     2.75            2.83             2.25
$500,000 but less than $1,000,000.     2.00            2.04             1.75
$1,000,000 and over...............     None            None          (See below)
--------------------------------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

   YEAR SINCE PURCHASE PAYMENT WAS MADE      CONTINGENT DEFERRED SALES CHARGE
   ------------------------------------      --------------------------------
           First                                           5%
           Second                                          4%
           Third                                           3%
           Fourth                                          3%
           Fifth                                           2%
           Sixth and Following                             0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program," page 8.)

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The applicable marketing allowance factors are set forth below.

-------------------------------------------------------------------------------
                                                           APPLICABLE MARKETING
AGGREGATE NEW SALES                                          ALLOWANCE FACTOR*
-------------------------------------------------------------------------------

Less than $2 million.................................              .00%
$2 million but less than $5 million..................              .15%
$5 million but less than $10 million.................              .25%
$10 million but less than $15 million................              .35%
$15 million but less than $20 million................              .50%
or $20 million or more...............................              .75%
-------------------------------------------------------------------------------
*The maximum  marketing  allowance  factor  applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
-------------------------------------------------------------------------------

PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

     Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under these provisions.

     A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a stockholder may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

ACCUMULATION PLAN

    Investors may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

    A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program.

    Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

    A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 8.

    The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

    Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund, and Security Ultra Fund, respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Tax-Exempt Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a mutual life insurance company with over $15 billion of insurance in force, is incorporated under the laws of Kansas.

    The Investment Manager serves as investment adviser to Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund, respectively, under Investment Management and Services Agreements, which were approved by the shareholders of the Funds on March 29, 1989, December 8, 1988 and December 30, 1988, and which became effective on March 31, 1989, January 31, 1989 and February 28, 1989. Security Equity Fund's Agreement was amended by its Board of Directors at a regular meeting held on July 23, 1993, to provide for the Investment Manager to serve as investment adviser to Global Fund and on April 3, 1995 and July 26, 1996 respectively, to provide for the Investment Manager to serve as investment adviser to Asset Allocation Fund and Social Awareness Fund. The Agreements were last renewed by the Funds' Board of Directors at a regular meeting held on November 3, 1995.

    Pursuant to the Investment Management and Services Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.


    The Investment Manager has retained Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to furnish certain advisory services to Global Fund pursuant to a Sub-Advisory
Agreement, dated October 1, 1993. Pursuant to this agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Funds' Board of Directors and the Investment Manager. For such services, the Investment Manager pays Lexington an amount equal to .50% of the average net assets of Global Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.


    Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.5 billion in assets.

    The Investment Manager has entered into a quantitative research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Meridian provides research which the Investment Manager uses in strategically allocating the assets of Asset Allocation Fund among investment categories and market sectors. The Investment Manager pays Meridian an annual fee equal to .20% of the average daily net assets of Asset Allocation Fund, calculated daily and payable quarterly. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation.

    The Investment Manager has entered into an agreement with Templeton/Franklin Investment Services, Inc. ("Templeton"), 777 Mariners Island Boulevard, San Mateo, California 94404, to provide analytical research used by the Investment Manager in the selection of equity securities for Asset Allocation Fund. The Investment manager pays Templeton an annual fee equal to .30% of the average net assets of Asset Allocation Fund invested in equity securities, calculated daily and payable monthly. Templeton is an indirect wholly-owned subsidiary of Templeton Worldwide, Inc., which in turn is a direct wholly-owned subsidiary of Franklin Resources, Inc.

    Pursuant to the Investment Management and Services Agreements, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. The Investment Manager has arranged for Lexington to provide certain administrative services to Global Fund, including certain accounting and pricing functions.

    The Investment Manager has also agreed to arrange for others (or itself) to provide to the Funds, except Asset Allocation and Social Awareness Funds, all other services, including custodian and independent accounting services, required by the Funds. The Investment Manager will when necessary engage the services of third parties such as a custodian bank or independent auditors, in accordance with applicable legal requirements, including approval by the Funds' Board of Directors. The Investment Manager bears the expenses of providing the services it is required to furnish under the Agreement for each Fund, except Asset Allocation and Social Awareness Funds. Thus, those Funds' expenses include only fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors, and Class B distribution fees.

    Asset Allocation and Social Awareness Funds will pay all of their respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of its custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Asset Allocation and Social Awareness Funds will also pay for the preparation and distribution of the prospectus to their shareholders and all expenses in connection with registration under the Investment Company Act of 1940 and the registration of their capital stock under federal and state securities laws. Asset Allocation and Social Awareness Funds will pay nonrecurring expenses as may arise, including litigation expenses affecting them.

    The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale.

    The most restrictive expense limitation currently imposed by state securities regulation, of which the Investment Manager is aware, provides that the aggregate annual expenses of an investment company shall not exceed 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets of the investment company for any fiscal year, determined at least monthly. For this limitation, "aggregate annual expenses" include management fees, but exclude interest, taxes, brokerage commissions, extraordinary expenses (such as litigation) and Class B distribution fees.

    As compensation for its services, the Investment Manager receives with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the Funds, determined daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

     Separate fees are paid by Asset Allocation and Social Awareness Funds to the Investment Manager for investment advisory, administrative and transfer agency services. With respect to Asset Allocation Fund the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045% of the average daily net assets of the Asset Allocation Fund plus the greater of .10% of its average net assets or (i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter. With respect to the Social Awareness Fund, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager has agreed to waive the investment advisory fee of Social Awareness Fund for the fiscal year ending September 30, 1997. The Investment Manager also receives, on an annual basis, an administrative fee equal to .09% of the average daily net assets of the Social Awareness Fund. For transfer agency services provided to each of the Asset Allocation and Social Awareness Funds, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.


    During the fiscal years ended September 30, 1996, 1995 and 1994, the Funds paid the following amounts to the Investment Manager for its services: 1996 - $919,674, 1995 - $839,358 and 1994 - $948,953 for Growth and Income Fund; 1996 -
$5,528,818,  1995 - $4,185,144 and 1994 - $3,926,084 for Equity Fund; and 1996 -
$862,190,  1995 - $816,039 and 1994 - $819,550 for Ultra Fund.  Global Fund paid the Investment Manager for its services for 1996 - $470,077, 1995 - $457,489, and for the period October 5, 1993 to September 30, 1994 - $346,421. Asset Allocation Fund paid the Investment Manager for its services for fiscal year ended September 30, 1996 - $39,560 and the period June 1, 1995 to September 30, 1995 - $10,134.

    The total expenses for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1996 were 1.29%, 1.04%, 2.00%, 2.00% and 1.31% of the average net assets of each Fund's Class A shares for the fiscal year. Total expenses of Class B shares for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1996 were 2.29%, 2.04%, 3.00%, 3.00% and 2.31% of the average net assets of each Fund's Class B shares for the fiscal year. Expense information is not yet available for Social Awareness Fund as it did not begin operations until November of 1996.


    The Funds' Investment Management and Services Agreements are renewable annually by the Funds' Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

    The following persons are affiliated with the Funds and also with the Funds' investment adviser, Security Management Company, LLC, in these capacities:

--------------------------------------------------------------------------------
                                                      POSITION(S) WITH SECURITY
NAME                  POSITION(S) WITH THE FUNDS      MANAGEMENT COMPANY, LLC
--------------------------------------------------------------------------------
James R. Schmank      Vice President and Treasurer    President (Interim),
                                                      Treasurer, Chief Fiscal
                                                      Officer and Managing
                                                      Member Representative

John D. Cleland       President and Director          Senior Vice President
                                                      and Managing Member
                                                      Representative

Jane A. Tedder        Vice President                  Vice President and
                      (Equity Fund only)              Senior Portfolio Manager

Terry A. Milberger    Vice President                  Vice President and
                      (Equity Fund only)              Senior Portfolio Manager

Mark E. Young         Vice President                  Vice President-Operations

Amy J. Lee            Secretary                       Secretary


Brenda M. Harwood     Assistant Treasurer and         Assistant Vice President,
                      Assistant Secretary             Assistant Treasurer and
                                                      Assistant Secretary


Cindy L. Shields      Assistant Vice President        Assistant Vice President
                      (Ultra Fund only)               and Portfolio Manager

Gregory A. Hamilton   Assistant Vice President        Second Vice President
                      (Equity Fund only)

Thomas A. Swank       Assistant Vice President        Second Vice President and
                      (Growth and Income Fund only)   Portfolio Manager
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

     The common stock portion of the GROWTH AND INCOME FUND portfolio is managed by the Investment Manager's Large Capitalization Team consisting of John Cleland, Chief Investment Strategist, Terry Milberger and Chuck Lauber. Terry Milberger, Senior Portfolio Manager has had day-to-day responsibility for managing this portion of the portfolio since 1995. The fixed income portion of the Growth and Income Fund portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Greg Hamilton, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison and Elaine Miller. Tom Swank, Assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing the fixed income portion of the Growth and Income Fund portfolio since 1994. EQUITY FUND is managed by the Large Capitalization Team of the Investment Manager described above. Mr. Milberger has had day-to-day responsibility for managing the Equity Fund since 1981. GLOBAL FUND is managed by an investment management team of Lexington. Alan Wapnick and Richard T. Saler, the lead managers, have had day-to-day responsibility for managing Global Fund since 1994. ASSET ALLOCATION FUND is managed by an investment management team of Portfolio Managers and research analysts of the Investment Manager. The team is responsible for day-to-day management of the Fund. Jane Tedder, Senior Portfolio Manager, has day-to-day responsibility for managing the fixed-income portion of the Fund's portfolio and for supervising the services provided by Meridian and Templeton. She has had responsibility for the Fund since January 1996. SOCIAL AWARENESS FUND and ULTRA FUND are managed by the Investment Manager's Small Capitalization Team and Social Responsibility Team, respectively, each of which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has had day-to-day responsibility for managing the Ultra Fund since 1994 and for managing Social Awareness Fund since its inception in 1996.

     Terry A. Milberger is a Vice President and Senior Portfolio Manager of the Investment Manager. Mr. Milberger has more than 20 years of investment experience and has managed Equity Fund's portfolio since 1981. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr.
Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     Cindy L. Shields is Portfolio Manager of the Investment Manager. She has seven years experience in the securities field and joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

     Tom Swank has over ten years of experience in the investment field. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company Examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982. He earned a Master of Business Administration degree from the University of Colorado and is a Chartered Financial Analyst.

     Jane Tedder, Vice President and Senior Portfolio Manager of the Investment Manager, has 20 years of experience in the investment field. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst.


     Alan Wapnick is a Senior Vice President of Lexington and is responsible for portfolio management. He has 27 years investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's degree in Business Administration from Columbia University.



     Richard Saler is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.


CODE OF ETHICS

     The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund and Ultra Fund pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal underwriter for the following investment companies: Security Income Fund, Security Tax-Exempt Fund, and The Parkstone Advantage Fund.

     The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.


     For the fiscal years ended September 30, 1996, 1995 and 1994, the Distributor received gross underwriting commissions on the sale of Class A shares of the Funds as follows: 1996 - $38,156, 1995 - $30,840 and 1994 -
$80,457 for Growth and Income Fund; 1996 - $869,310,  1995 - $610,460 and 1994 -
$597,792 for Equity Fund; 1996 - $42,335,  1995 - $86,682 and 1994 - $75,084 for
Ultra Fund. For these years, the Distributor retained net underwriting commissions as follows: 1996 - $7,615, 1995 - $5,020 and 1994 - $12,674 for
Growth and Income

Fund;  1996 - $107,976,  1995 - $96,169 and 1994 - $98,610 for Equity Fund;  and
1996 - $9,163,  1995 - $14,803 and 1994 - $15,554 for Ultra Fund. For 1996, 1995
and the period October 5, 1993 through September 30, 1994, the Distributor received gross underwriting commissions on the sale of Class A shares of $29,472, $25,278 and $93,332, respectively, for Global Fund and retained net underwriting commissions of $,3,907, $4,002 and $14,560, respectively. For the fiscal year ended September 30, 1996 and the period June 1, 1995 through September 30, 1995, the Distributor received gross underwriting commissions on the sale of Class A shares of $7,393 and $819, respectively, for Asset
Allocation Fund retained net underwriting commissions of $911 and $198, respectively. The Distributor also receives compensation from Lexington Management Corporation ("Lexington") to defray expenses it incurs in the distribution of certain mutual funds sub-advised by Lexington and variable insurance products certain underlying funds of which are sub-advised by Lexington and for the access which the Distributor permits Lexington to have to its network of brokers and dealers. The Agreement is currently in effect with respect to the Global Series of Security Equity Fund and Series D of SBL Fund, the underlying investment vehicle for certain variable insurance products distributed by the Distributor (collectively referred to as the "Sub-Advised
Portfolios"). Pursuant to the terms of the Agreement, Lexington pays the Distributor a fee, ranging from 0% of the average daily net assets of the Sub-Advised Portfolios below $50 million to .25% of the average daily net assets of the Sub-Advised Portfolios of $400 million or more. The fee is calculated daily and payable monthly.


     The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the SEC. The Distributor has not acted as a broker.

     The Funds' Distribution Agreements are renewable annually either by the Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

     In addition, brokerage transactions may be placed with broker-dealers who sell shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services.

The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Funds in the selection of a broker.

     The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not purchase investment information or research services in connection with such principal transactions.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts, subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

     The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:


--------------------------------------------------------------------------------------------------------------------
                                                                                          FUND TRANSACTIONS DIRECTED
                                                                                          TO AND COMMISSIONS PAID TO
                                                                   FUND BROKERAGE          BROKER-DEALERS WHO ALSO
                                                                  COMMISSIONS PAID            PERFORMED SERVICES
                        CLASS A SHARES             FUND              TO SECURITY         ----------------------------
                       ANNUAL PORTFOLIO      TOTAL BROKERAGE      DISTRIBUTORS INC.,                       BROKERAGE
        YEAR             TURNOVER RATE       COMMISSIONS PAID      THE UNDERWRITER       TRANSACTIONS     COMMISSIONS
---------------------------------------------------------------------------------------------------------------------
  Security Growth
  and Income Fund
---------------------------------------------------------------------------------------------------------------------
        1996                  69%               $   98,516                0              $ 15,375,167      $ 22,566
        1995                 130%                  257,300                0                33,932,170        57,450
        1994                 163%                  448,925                0                21,666,518        53,256
---------------------------------------------------------------------------------------------------------------------
Security Equity Fund
   Equity Series
---------------------------------------------------------------------------------------------------------------------
        1996                  64%               $  919,879                0              $181,146,205      $227,747
        1995                  95%                1,234,947                0               168,226,033       327,825
        1994                  79%                1,073,763                0                74,497,202       182,980
---------------------------------------------------------------------------------------------------------------------
Security Equity Fund
   Global Series
---------------------------------------------------------------------------------------------------------------------
        1996                 142%               $  194,768                0              $ 11,476,297      $ 20,493
        1995                 141%                  193,540                0                11,472,063        32,292
        1994                  73%                  186,281                0                 7,774,273        16,685
---------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
Asset Allocation Series
---------------------------------------------------------------------------------------------------------------------
        1996                  75%               $   10,674                0              $    259,602      $    724
        1995*                129%                    3,904                0                         0             0
---------------------------------------------------------------------------------------------------------------------
Security Ultra Fund
---------------------------------------------------------------------------------------------------------------------
        1996                 161%               $  200,614                0              $ 45,866,810      $ 76,520
        1995                 180%                  277,069                0                24,047,026        42,679
        1994                 111%                  296,484                0                10,321,410        44,151
---------------------------------------------------------------------------------------------------------------------
*Asset Allocation Fund's figures are based on the period June 1, 1995 (date of inception) to September 30, 1995.
------------------------------------------------------------------------------------------------------------------------

Class B shares' annual portfolio turnover rates for the fiscal years ended September 30, 1996 and 1995 were the same as Class A shares. Class B shares' annual portfolio turnover rates for the period October 19, 1993 to September 30, 1994 were 178%, 80%, 73% and 110% for Growth and Income Fund, Equity Fund, Global Fund and Ultra Fund, respectively. The annual portfolio turnover rate for the period June 1, 1995 to September 30, 1995 was 129% for Asset Allocation Fund. Portfolio turnover information is not yet available for Social Awareness Fund as it did not begin operations until November of 1996.


HOW NET ASSET VALUE IS DETERMINED

     The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its net asset value per share plus, in the case of Class A shares, the applicable sales charge. The net asset value and offering price are computed once daily as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The offering price determined at the close of business on the New York Stock Exchange on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early). Orders accepted by the dealer after the close of business of the Exchange or on a day when the Exchange is closed will be filled on the basis of the offering price determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the responsibility of the dealer to promptly transmit orders to the Funds.

     In determining net asset value, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

HOW TO REDEEM SHARES

     Stockholders may turn in their shares directly to the Investment Manager for redemption at net asset value (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

     The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the stockholders, may adopt a plan to redeem at net asset value all shares in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a stockholder before involuntary redemption, and that the stockholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

     When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     The Funds have committed themselves to pay in cash all requests for redemptions by any stockholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 8.)

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares" above.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor (which also acts as principal underwriter for Security Income Fund and Security Tax-Exempt Fund) and with Security Cash Fund, stockholders of the Funds may exchange their shares for shares of another of the Funds, Security Income Fund, Security Tax-Exempt Fund or Security Cash Fund at net asset value. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale.

     Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another Fund or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.

     Exchanges are made promptly upon receipt of a properly completed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the stockholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares," page 8.)

     This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that the privilege will be extended in the absence of objection by regulatory authorities and provided shares of the respective companies are available and may be legally sold in the jurisdiction in which the stockholder resides. A current prospectus of the Fund into which an exchange is made will be given each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer
Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127 on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

     The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

     For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the Funds designate the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by the Funds cannot exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the stockholder or reinvested in shares of the Funds, are taxable as ordinary income.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them and designated by the Fund as a capital gain dividend, whether or not reinvested in the Fund, and regardless of the period of time such shares have been owned by the stockholders. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

     A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     Generally,  gain or loss  realized  upon the sale or  redemption  of shares
(including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     The Funds are required by law to withhold 31% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses of that series.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

     The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in four series, Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional series at the present time. Growth and Income and Ultra Funds each have authorized capital stock of $1.00 par value and $.50 par value, respectively.

     Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 8, but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the Series of Security Equity Fund, Equity Fund, Global Fund, Asset Allocation Fund and Social Awareness Fund, vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

LEGAL PROCEEDINGS

     Ultra Fund has been named as a class defendant in an adversary proceeding filed on March 14, 1995 in a pending bankruptcy, captioned IN RE: INTEGRA REALTY RESOURCES, INC., INTEGRA-A HOTEL AND RESTAURANT COMPANY,

AND BHC OF DENVER, INC., United States Bankruptcy Court for the District of Colorado. The adversary proceeding was brought by Jeffrey A. Weinman, as Trustee for the Integra Unsecured Creditors against the principal defendant Fidelity Capital Appreciation Fund and over 6,000 other class defendants, including the Ultra Fund. The Trustee alleges that the defendants, former shareholders of Integra Realty Resources, Inc., improperly received a distribution of Integra's assets in December 1988 when Integra distributed all of the shares of its subsidiary, ShowBiz Pizza Time, to its shareholders, leaving insufficient resources for Integra to continue to operate to the detriment of the Integra Unsecured Creditors. Ultra Fund has been advised that its maximum exposure in the lawsuit should be less than $361,000.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, acts as the custodian for the portfolio securities of Growth and Income Fund, Equity Fund, Social Awareness Fund and Ultra Fund. Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Global and Asset Allocation Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by the Funds' Board of Directors to serve as the Funds' independent auditors, and as such, the firm will perform the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

     (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Growth and Income Fund was 13.45%, 8.78% and 9.00%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Growth and Income Fund was 14.01%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Growth and Income Fund was 8.55%.

     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Equity Fund was 17.71%, 15.70% and 15.24%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Equity Fund was 18.57%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Equity Fund was 15.58%.

     For the 1-year period ended September 30, 1996, the average annual total return of Class A shares of Global Fund was 10.94%. For the period October 5, 1993 (date of inception) to September 30, 1996, the average annual total return of Class A shares of Global Fund was 7.33%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Global Fund was 11.57%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return of Class B shares of Global Fund was 7.88%.

     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Ultra Fund was 8.73%, 10.61% and 6.70%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Ultra Fund was 8.81%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Ultra Fund was 8.56%.

     For the 1-year period ended September 30, 1996 the average annual total return of Class A and Class B shares of Asset Allocation Fund was 3.69% and 3.97%, respectively. For the period June 1, 1995 (date of inception) through September 30, 1996, the average annual total return of Class A and Class B shares of Asset Allocation Fund was 6.88% and 7.71%, respectively.


     Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P
                                   ------- = T
                                      P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.


     The total return on an investment made in Class A shares of Growth and Income Fund, Equity Fund and Ultra Fund calculated as described above for the period from September 30, 1986 through September 30, 1996 was 136.82%, 313.00% and 91.27%, respectively. Total return on an investment made in Class A shares of Global Fund calculated as described above for the period October 1, 1993 through September 30, 1996 was 23.66%. Total return on an investment made in Class B shares of Growth and Income, Equity, Global and Ultra Funds calculated as described above for the period October 19, 1993 through September 30, 1996 was 27.40%, 53.31%, 25.07% and 27.42%, respectively. Total return made on an investment made in Class A and Class B shares of Asset Allocation Fund calculated as described above for the period June 1, 1995 through September 30, 1996 was 9.29% and 10.42%, respectively. These figures reflect deduction of the maximum sales load. Performance information is not yet available for Social Awareness Fund as it did not begin operations until November 1996.


     In addition, quotations of total return will also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return or aggregate total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for both Class A and Class B Shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts. Such
unmanaged indexes include the following: S&P 500; the Dow Jones Industrial Average; NASDAQ 100 and NASDAQ 200; Russell 2000 and Russell 2500; the Wilshire 1750 and Wilshire 4500; and the Domini Social Index. When comparing the Funds' performance with that of other alternatives, investors should understand that shares of the Funds may be subject to greater market risks than are certain other types of investments.

RETIREMENT PLANS

     The Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend, voting and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100 plus $15 to cover the fees for opening and maintaining the account for the first year.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. If contributions are also made to an IRA of a nonworking spouse, the maximum is raised to a total for the two accounts of $2,250; the taxpayers may choose how to allocate the $2,250 between the accounts, as long as no more than $2,000 is contributed to either account. If both husband and wife work, each may establish his or her own IRA and contribute up to the maximum allowed for individuals.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

PENSION AND PROFIT-SHARING PLANS

     Prototype   corporate   pension  or   profit-sharing   plans   meeting  the
requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of the other Funds in the Security Group under a Section 403(b) Plan. Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS


     The audited financial statements of the Funds, which are contained in the Funds' September 30, 1996 Annual Report is incorporated herein by reference. A copy of the Annual Report dated September 30, 1996 is provided to every person requesting a Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B

REDUCED SALES CHARGES

CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     A Purchaser may combine all previous purchases with his or her contemplated current purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced front-end sales charge of 4.75% on the latter purchase. The Underwriter must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holding through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter covering purchases of Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Funds if the investor is required to pay additional sales charges which may be due if the amount of purchases made by the Purchaser during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or a 36-month period for purchases of $1 million or more). Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor considering signing such an agreement should read the Statement of Intention carefully.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Income Fund and Security Tax-Exempt Fund, without a sales charge up to the dollar amount of the redemption proceeds. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

SECURITY FUNDS

ANNUAL REPORT

SEPTEMBER 30, 1996

*  SECURITY GROWTH AND INCOME FUND
*  SECURITY EQUITY FUND
   -  EQUITY SERIES
   -  GLOBAL SERIES
   -  ASSET ALLOCATION SERIES
*  SECURITY ULTRA FUND



[SDI LOGO]

PRESIDENT'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY FUNDS

To Our Shareholders:

The fiscal year completed September 30 has been another very rewarding period for equity investors. The Dow Jones Industrial Average increased 23.54% in the past twelve months, the Standard & Poor's 500 gained 20.32%, and the Russell 2000 Index was up 12.83%. Your equity portfolios in the Security Funds family all turned in excellent performances, with double-digit total returns.

ECONOMIC CONTRIBUTIONS TO EQUITY PERFORMANCE

The leading contributor to strong markets this fiscal year was moderate but stable growth of the economy in an environment marked by the absence of accelerating inflation. Moreover, the global inflation story was positive as well, with declining rates of inflation in most of the world's major economies. This was a powerful contributor to global economic growth and interest rate stability throughout the year. Such a climate is extremely favorable for corporate earnings.

A second factor encouraging equity growth was productivity improvement. As the technological revolution has progressed, both workers and plant assets have been employed more efficiently and costs have been reduced. This has generated uninterrupted growth in corporate earnings and accordingly, equity market growth.

A CORRECTION MAY BE IN THE CARDS

As the next fiscal year unfolds, we expect some changes to develop in the economic picture. An economic slowdown, while not necessarily inevitable, may take place in the second half of 1997 that might be sufficient to produce a short-lived consumer recession. This would be accompanied by declining corporate profits and the possibility of a correction in stock prices.

                           [PHOTO OF JOHN CLELAND]
                            JOHN CLELAND, PRESIDENT

We expect, however, that the correction would be short in time. In our view, the globalization of the world's economy makes it unlikely that any one country's economic contraction would last very long. Many companies in Europe and Asia are early in their productivity improvement processes. Competitiveness, as well as earnings which are global in nature, will keep companies worldwide working hard at cost efficiency and earnings growth.

OUR VIEW OF THE LONG TERM

Volatility remains the constant companion of equity investors. Because of ever-growing liquidity in the financial markets, traders can more rapidly respond to reports of all kinds, moving markets oftentimes in wide swings. However, long-term investors are able to step back and view the broader upward trends in the market indexes without overreacting to daily changes.

We believe that the long-term bull market for financial assets remains intact. The world in general is at peace with the United States, the only surviving global superpower. This continues to provide a positive outlook for financial markets as we approach the dawn of the twenty-first century.

As always, we are pleased that you have chosen us to manage your investments. We invite your questions or comments at any time.

Sincerely,

JOHN CLELAND

John Cleland
President

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY GROWTH AND INCOME FUND

To Our Shareholders:

At the close of the fiscal year completed September 30 we look back with surprise at the strength of the market. A year ago we felt that corporate earnings in 1996 would slow, in turn limiting the stock market to a modest upside movement. Instead earnings remained strong even in the face of rising interest rates, and the stock markets reached record highs. Your Growth and Income Fund returned 20.31% for the year, topping last year's return and paralleling the 20.32% gain for the Standard & Poor's 500 Index.*

CONTRIBUTORS TO STRONG PERFORMANCE

The greatest exposure in the portfolio was to companies with high quality, consistently above-average earnings and low economic sensitivity. Our analytical efforts paid off as we worked to identify good earnings prospects. Many, such as Walgreens Company, a chain of retail drug stores, were in the consumer nondurable goods sector and had low economic sensitivity.

Issues including Smithkline Beecham PLC ADR and Merck & Company, Inc. in the health care industry generated solid earnings as they felt little impact from rising interest rates. Albertson's, Inc., a food retailer, also was a strong performer, showing very little sensitivity to a moderating economy.

Even though the technology sector was more volatile than many other areas, a strong-performing stock in the portfolio was Microsoft Corporation, increasing over 65% since purchase in early 1996. Another outstanding performer was U.S. Industries, Inc., a manufacturing and distribution conglomerate, which posted a 75% gain in its stock price since we added it to our holdings.

THE FIXED INCOME PORTION OF THE PORTFOLIO

Consistently throughout the fiscal year about 20% of the fund's portfolio was invested in high yield bonds. This portion contained both BB and B-rated issues, Standard & Poor's two highest rating categories in the high yield area of the fixed income market. Companies in these rating categories exhibit stronger balance sheets than their lower-rated counterparts, and generally will hold their value better in the event of an economic slowdown.

Corporate buyouts played a substantial part in the total return contribution of the bond holdings. Cable television operator Continental Cablevision was purchased by U.S. West, Inc., a telecommunications service provider. Because U.S. West was rated higher, our Continental Cablevision bonds benefitted from an upgrade after the purchase. A similar situation in the finance industry involved Keystone Group, a mutual fund company, and its acquiror, a bank holding company called First Union Corporation. The perception that Keystone will soon be upgraded to First Union's ranking drove the price upward.

             [PHOTO OF THE SECURITY MANAGEMENT GROWTH-INCOME TEAM]
                  THE SECURITY MANAGEMENT GROWTH-INCOME TEAM:
                (L-R) CHUCK LAUBER, TERRY MILBERGER, TOM SWANK,
                      JIM SCHIER AND (SEATED) JOHN CLELAND

LOOKING AHEAD

We expect the long-awaited economic slowdown to unfold sometime in 1997. The path we pursued in 1996-focusing on stable growth companies-should continue to serve us well in that event. When economic strength resumes after this period of moderation, it is likely that we will increase our exposure to stocks of a more cyclical nature such as chemicals, paper producers, capital goods-related industries and the housing industry.

Terry Milberger
Senior Portfolio Manager

Tom Swank
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY GROWTH AND INCOME FUND

PERFORMANCE  -------------------------------------------------------------------

                  SECURITY GROWTH AND INCOME FUND VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                         BLENDED INDEX
                                                        OF 80% S&P 500
                                                        AND 20% LEHMAN
                                                        BROTHERS LONG BB
                   SECURITY GROWTH                         HIGH YIELD
                   AND INCOME FUND        S&P 500          BOND INDEX
        ----------------------------------------------------------------

        12/31/86       9,647.52           10,558.65        10,539
         3/31/87      11,073.61           12,811.51        12,471
         6/30/87      11,466.66           13,452.05        12,960
         9/30/87      11,765.21           14,340.79        13,608
        12/31/87       9,732.90           11,108.76        11,213
         3/31/88      10,287.69           11,639.74        11,898
         6/30/88      10,629.71           12,411.48        12,607
         9/30/88      10,482.14           12,450.80        12,732
        12/31/88      10,776.56           12,830.71        13,152
         3/31/89      11,437.43           13,738.04        13,920
         6/30/89      12,146.18           14,948.76        15,054
         9/30/89      12,714.35           16,546.27        16,427
        12/31/89      12,978.10           16,882.45        16,783
         3/31/90      12,493.36           16,371.56        16,418
         6/30/90      12,572.14           17,396.25        17,347
         9/30/90      11,978.80           15,017.92        15,365
        12/31/90      12,589.17           16,355.85        16,483
         3/31/91      13,681.07           18,723.54        18,691
         6/30/91      13,895.14           18,684.26        19,449
         9/30/91      14,645.95           19,683.96        19,743
        12/31/91      15,341.48           21,321.71        21,257
         3/31/92      15,050.76           20,786.06        20,991
         6/30/92      14,903.63           21,182.53        21,434
         9/30/92      15,329.00           21,683.89        22,092
        12/31/92      16,079.63           22,770.27        23,126
         3/31/93      16,803.06           23,758.75        24,163
         6/30/93      16,955.43           23,873.65        24,497
         9/30/93      17,721.93           24,488.58        25,191
        12/31/93      17,394.03           25,053.11        25,820
         3/31/94      16,974.35           24,111.23        24,852
         6/30/94      15,908.79           24,217.77        24,838
         9/30/94      16,368.88           25,402.86        25,888
        12/31/94      16,027.39           25,397.70        25,924
         3/31/95      16,967.16           27,864.59        28,376
         6/30/95      18,571.77           30,516.98        31,107
         9/30/95      19,683.37           32,938.57        33,285
        12/31/95      20,475.35           34,917.17        35,236
         3/31/96      21,867.19           36,787.15        36,693
         6/30/96      22,730.29           38,433.91        38,018
         9/30/96      23,681.51           39,610.93        39,196

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $23,682. By comparison, the same $10,000 investment would have grown to $39,611 based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Fund invests. The blended index consists of 80% S&P 500 and 20% Lehman Brothers Long BB High Yield Index. The same $10,000 investment in the blended index would have grown to $39,005.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                         % OF
                                                      NET ASSETS
                                                      ----------
                 Monsanto Company                        1.7%
                 Oracle Corporation                      1.7%
                 American Home Products Corporation      1.7%
                 Chase Manhattan Corporation             1.6%
                 Eastman Kodak Company                   1.6%
                 **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                         1 year    5 years   10 years
                                         ----------------------------
           A Shares                      20.31%    10.09%     9.65%
           A Shares with sales charge    13.45%     8.78%     9.00%
           B Shares                      19.01%     9.41%      N/A
                                                 (10-19-93)
           B Shares with CDSC            14.01%     8.55%      N/A
                                                 (10-19-93)

                        ONE YEAR RETURN PARALLELS INDEX
                   A SHARES - 20.31%        S&P 500 - 20.32%


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - EQUITY SERIES

To Our Shareholders:

The stock markets during the fiscal year completed September 30 surprised us with their strength. Your Equity Series showed outstanding growth, returning 24.90% for the year compared with the Standard & Poor's 500 Index return of 20.32%.* A year ago at this time we anticipated that corporate earnings would slow in 1996, limiting the stock market to a modest rise at best. Instead earnings remained strong despite slightly higher interest rates, and the equity markets reached record high levels.

GROWTH ORIENTATION PRODUCES EXCELLENT RETURNS

Throughout the year we have maintained a preference for growth companies. The basic portfolio mix has been heavily weighted toward firms exhibiting high quality, above-average earnings growth. For example, one of our best performers has been Safeway, Inc. a grocery retailing chain which has been restructuring to improve their expense structure. This realignment has produced increasing profit margins, resulting in a stock price that more than doubled in the past twelve months.

We have kept a large exposure to the healthcare industry, a sector which is now reaping the benefits of cost cutting and many promising new products. The stock of American Home Products Corporation has exhibited steady growth since the company purchased American Cyanamid. Investors perceive that the merger will bring cost efficiencies to the combined company which will lead to higher value. Another company in this sector, Shering-Plough Corporation, has an excellent outlook because of its new product flow.

In the highly volatile technology sector we held Microsoft Corporation stock which appreciated over 65% since we purchased it. We also maintained an overweighted position in the aerospace/defense area, including such names as Lockheed Martin Corporation and McDonnell Douglas Corporation. On the negative side, we held a lower weighting than the S&P 500 Index in banking and in the energy sector. Banks were surprisingly strong performers despite rising interest rates, and oil prices have increased much more than anticipated.

               [PHOTO OF THE SECURITY MANAGEMENT LARGE CAP TEAM]
                     THE SECURITY MANAGEMENT LARGE CAP TEAM
                  JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

PLANS FOR THE COMING YEAR

We think our blend of growth issues and selected value stocks is unique among growth funds. We believe that over time, this combination lowers the fund's volatility while increasing the potential for strong returns. We expect to continue our same strategy over the coming months, given our outlook for a moderating economy in 1997.

We plan to maintain an emphasis on companies with above-average earnings growth, including those with exposure to foreign earnings. We think that many foreign economies have the potential to show better growth in the months ahead than the U.S. economy will generate.


Terry Milberger
Portfolio Manager


*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - EQUITY SERIES

PERFORMANCE  -------------------------------------------------------------------

                       SECURITY EQUITY SERIES VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                               Equity Series          S&P 500
            ------------------------------------------------------
            12/31/86              9,821.47          10,558.65
             3/31/87             11,736.94          12,811.51
             6/30/87             12,233.07          13,452.05
             9/30/87             13,181.37          14,340.79
            12/31/87             10,238.37          11,108.76
             3/31/88             10,934.18          11,639.74
             6/30/88             11,331.79          12,411.48
             9/30/88             11,754.25          12,450.80
            12/31/88             12,200.27          12,830.71
             3/31/89             13,219.09          13,738.04
             6/30/89             14,543.55          14,948.76
             9/30/89             16,632.11          16,546.27
            12/31/89             15,953.97          16,882.45
             3/31/90             15,518.86          16,371.56
             6/30/90             16,505.10          17,396.25
             9/30/90             13,981.48          15,017.92
            12/31/90             15,215.92          16,355.85
             3/31/91             17,827.12          18,723.54
             6/30/91             17,859.35          18,684.26
             9/30/91             18,762.00          19,683.96
            12/31/91             20,576.87          21,321.71
             3/31/92             20,823.93          20,786.06
             6/30/92             20,541.58          21,182.53
             9/30/92             20,682.76          21,683.89
            12/31/92             22,781.62          22,770.27
             3/31/93             24,177.18          23,758.75
             6/30/93             23,988.59          23,873.65
             9/30/93             25,384.15          24,488.58
            12/31/93             26,113.40          25,053.11
             3/31/94             25,179.11          24,111.23
             6/30/94             24,758.69          24,217.77
             9/30/94             25,879.83          25,402.86
            12/31/94             25,444.24          25,397.70
             3/31/95             27,917.98          27,864.59
             6/30/95             30,694.64          30,516.98
             9/30/95             33,067.42          32,938.57
            12/31/95             35,220.14          34,917.17
             3/31/96             38,068.41          36,787.15
             6/30/96             39,711.67          38,433.91
             9/30/96             41,300.13          39,610.93

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $41,300. By comparison, the same $10,000 investment would have grown to $39,611 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                      % OF
                                                   NET ASSETS
                                                   ----------
         AlliedSignal, Inc.                           1.7%
         American Home Products Corporation           1.7%
         U.S. Industries, Inc.                        1.6%
         Bristol-Myers Squibb Company                 1.6%
         Chase Manhattan Corporation                  1.6%
         **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                               1 year    5 years   10 years
                                               ----------------------------
          A Shares                             24.90%    17.09%     15.92%
          A Shares with sales charge           17.71%    15.70%     15.24%
          B Shares                             23.57%    16.34%       N/A
                                                       (10-19-93)
          B Shares with CDSC                   18.57%    15.58%       N/A
                                                       (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - GLOBAL SERIES

[LEXINGTON LOGO]
SUBADVISOR - LEXINGTON MANAGEMENT CORPORATION


To Our Shareholders:

The Global Series of Security Equity Fund had an outstanding year in the fiscal year completed September 30, posting a 17.73% gain.* This compares favorably with both the 13.01% average return of its peer group and the 12.98% advance of its benchmark, the Morgan Stanley Capital International World Index.**

WORLD EQUITY MARKET PERFORMANCE

Stock markets in both Europe and North America performed well the past year while many Far Eastern markets suffered. Japan and Thailand, for example, both declined over the most recent quarter. Hong Kong, conversely, continued to post strong gains due to an improving outlook for interest rates and property prices there.

The Global Series portfolio benefitted from its overweighting in Europe. Interest sensitive stocks did well as weak economies and rising expectations for monetary union pushed interest rates lower. Our holdings in Greece and Poland also added to overall gains. The portfolio's underweighting in the United States dampened performance, however, as that market turned in strong results.

THE GLOBAL ECONOMIC PICTURE

The outlook for the global economy remains mixed. The U.S. economy is doing well with growth in the 2% to 3% range and inflation remaining subdued. Global equity markets should continue to enjoy a positive environment unless U.S. growth and inflation accelerate, forcing global bond yields higher. The U.S. stock market looks less appealing than those overseas due to an anemic profit outlook combined with high prices for stocks.

      [PHOTO OF RICHARD SALER]                     [PHOTO OF ALAN WAPNICK]
           RICHARD SALER                                ALAN WAPNICK
         PORTFOLIO MANAGER                           PORTFOLIO MANAGER

European communities are struggling to maintain any growth at all. Governments are attempting to reduce budget deficits in order to qualify for European
Monetary Union membership. This fiscal drag, along with double digit unemployment rates, is keeping growth to a minimum. Equity investors are benefitting from several factors. Because inflation remains low and deficits are being cut, interest rates continue to fall, propelling stock prices to record highs in many European markets. The European profit outlook is excellent as companies are aggressively cutting costs to improve competitiveness.

The Japanese economy has finally emerged from recession, but with government fiscal stimulus slowing and a planned 2% increase in consumption taxes, the outlook going forward is muted. Most Japanese companies continue to be managed for the worker rather than the shareholder, reducing their long-term attractiveness.

LOOKING FORWARD INTO 1997

We believe European stocks will continue to look attractive because interest rates should remain low for some time. Profits should continue to expand rapidly in many companies undergoing restructuring, as cost cutting will provide several years of margin expansion. The outlook for European monetary union has improved, and several sectors and countries will benefit from this.

Japanese stocks are less exciting. Because of a subdued long-term profit outlook, their future remains cloudy. We believe that profits will surprise positively only if the yen continues to decline. In the emerging markets, Poland provides favorable opportunities. Greece is attractive also because of low equity valuations and the potential for falling interest rates if the newly elected government succeeds in bringing down the budget deficit. We feel that U.S. equities may underperform given their high valuations currently and the potential for profit disappointments.


Richard Saler and Alan Wapnick
Portfolio Managers


*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

**Peer group performance information based on data provided by Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - GLOBAL SERIES

PERFORMANCE  -------------------------------------------------------------------

                   SECURITY GLOBAL SERIES VS. MORGAN STANLEY
                       CAPITAL INTERNATIONAL WORLD INDEX

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              Global Series         MSCI
                   ------------------------------------------
                   12/93         9,745.28          9,899.23
                    3/94         9,773.58          9,971.48
                    6/94        10,009.43         10,282.89
                    9/94        10,226.42         10,515.81
                   12/94         9,869.12         10,451.79
                    3/95         9,744.20         10,954.69
                    6/95         9,955.61         11,436.49
                    9/95        10,512.97         12,089.93
                   12/95        10,892.47         12,679.75
                    3/96        11,590.07         13,210.98
                    6/96        12,217.90         13,609.02
                    9/96        12,377.35         14,189.26

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,377. By comparison, the same $10,000 investment would have grown to $14,189 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                    PORTFOLIO BREAKDOWN BY COUNTRY (TOP 5)**
                                                 % OF
                                               NET ASSETS
                                               ----------
                      United States              17.9%
                      Japan                      12.8%
                      United Kingdom              8.1%
                      Germany                     6.1%
                      France                      6.0%
                      **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                           1 year    Since Inception
                                           ------    ---------------
         A Shares                          17.73%        9.47%
                                                       (10-1-93)
         A Shares with sales charge        10.94%        7.33%
                                                       (10-1-93)
         B Shares                          16.57%        8.75%
                                                       (10-19-93)
         B Shares with CDSC                11.57%        7.88%
                                                       (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

[TEMPLETON LOGO]
[MERIDIAN INVESTMENT MANAGEMENT LOGO]
[SECURITY MANAGEMENT COMPANY, LLC LOGO]

MANAGED BY SECURITY MANAGEMENT COMPANY, LLC
RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION AND TEMPLETON/FRANKLIN INVESTMENT SERVICES, INC. TEMPLETON/FRANKLIN'S
RESEARCH IS DERIVED FROM RESEARCH PROVIDED BY A THIRD PARTY WHICH IS ANALYZED AND MONITORED BY TEMPLETON/FRANKLIN.

To Our Shareholders:

The newest member of the Security Equity Fund family, the Asset Allocation Series, returned a respectable 10.01% to its shareholders in the fiscal year ended September 30.* It is difficult in years when one asset category far outperforms the others, as the U.S. stock market has done the past twelve months, to compare an allocation funds results with those of other types of portfolios. Over the longer term, however, we believe the theories of reduced risk and favorable return that spawned the asset allocation concept will reward its investors.

PERFORMANCE IN FISCAL YEAR 1996

The portfolio for the Asset Allocation Series can be divided among seven asset categories: U.S. stocks, foreign stocks, U.S. bonds, foreign bonds, real estate (through Real Estate Investment Trusts), gold stocks, and cash.** For most of the past year we have used all of these categories except gold stocks and cash. The sector allocations recommended by our outside provider of research, Meridian Investment Management Corporation, have been timely. Country recommendations in the foreign equity sector have been strong. However, certain industry choices within the U.S. equity sector have been disappointing. It appears that some of these shifts were too early. Meridian remains positive in their outlook for the industries now held in the portfolio.

ALLOCATION CHANGES SINCE MID-YEAR

Since the semiannual report was written, Meridian has recommended four allocation changes. The first, in early May, was to sell completely our position in the United Kingdom, and to sell the chemical stock portion of the U.S. equity portfolio. Proceeds from these sales were invested in Italy, raising exposure there to 5.4% of the total portfolio.

                             [PHOTO OF JANE TEDDER]
                                  JANE TEDDER
                               PORTFOLIO MANAGER

In mid-June Meridian suggested that the Fund's entire cash position (2.65% of the total portfolio) be moved into the real estate sector. They believed that yields were very attractive relative both to the sector's long-term averages and to interest rates in general. This move was followed in July by sales of holdings in the shoe and housing industries in the U.S. equity sector, reinvesting a month later in restaurant and broadcast stocks.

THOUGHTS ABOUT NEXT YEAR

Going forward, we are considering the value of increasing exposure to bonds, both in the U.S. and foreign sectors. The money would be taken from the U.S. equity sector, which may be nearing a correction as economic growth slows. The research we have been receiving from Meridian indicates that foreign equities will likely outperform U.S. stocks in coming months, especially in Italy and Germany.

From an economic standpoint, we believe the potential for rising inflation is slim. Therefore a position in gold stocks, a traditional inflation hedge, is not expected to be added.


Jane Tedder
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

**Investing  in  foreign   countries  may  involve   risks,   such  as  currency
fluctuations   and  political   instability,   not  associated   with  investing
exclusively in the U.S.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

PERFORMANCE  -------------------------------------------------------------------

                  SECURITY ASSET ALLOCATION SERIES VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                       ASSET                               MERIDIAN
                   ALLOCATION SERIES      S&P 500        BLENDED INDEX
        -----------------------------------------------------------------
        6/30/95        9,500.47          10,277.96          10,083
        7/31/95        9,820.92          10,604.75          10,391
        8/31/95        9,811.50          10,601.17          10,348
        9/30/95        9,934.02          11,090.91          10,607
       10/31/95       10,056.55          11,035.31          10,520
       11/30/95       10,056.55          11,488.30          10,829
       12/31/95       10,158.02          11,756.45          11,109
        1/31/96       10,424.82          12,139.91          11,320
        2/29/96       10,464.34          12,224.09          11,348
        3/31/96       10,563.16          12,385.41          11,445
        4/30/96       10,770.67          12,551.95          11,599
        5/31/96       10,899.12          12,838.99          11,694
        6/30/96       10,790.43          12,941.36          11,784
        7/31/96       10,405.06          12,349.31          11,479
        8/31/96       10,592.80          12,581.65          11,640
        9/30/96       10,928.77          13,339.23          12,052

This chart assumes a $10,000 investment in Class A shares of Asset Allocation Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $10,929. By comparison, the same $10,000 investment would have grown to $13,339, based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Series has invested over the past fiscal year. The blended index consists of 40% S&P 500, 5% U.S. 30-day Treasury, 20% Lehman Brothers Aggregate Bond, 25% Financial Times World Index (excluding U.S.), 10% Wilshire Real Estate Securities. The same $10,000 investment in the blended index would have grown to $12,052.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                  ASSET MIX**
                                                       % OF
                                                    NET ASSETS
                                                    ----------
          International Equities & Equivalents        32.9%
          U. S. Equities                              34.5%
          U. S. Bonds                                 15.9%
          Real Estate                                 14.8%
          Cash & Equivalents                           1.9%
          **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                            1 year      Since Inception
                                            ------      ---------------
          A Shares                          10.01%          11.73%
                                                           (6-1-95)
          A Shares with sales charge         3.69%           6.88%
                                                           (6-1-95)
          B Shares                           8.97%          10.63%
                                                           (6-1-95)
          B Shares with CDSC                 3.97%           7.71%
                                                           (6-1-95)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving a portion of the management fee for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY ULTRA FUND

To Our Shareholders:

The strength of the stock markets in the fiscal year completed September 30 has surprised us all. Small-cap and mid-cap stocks have turned in a fine performance over the year. Your Ultra Fund shares generated a 15.36% total return, strongly outperforming the 12.32% return of the fund's benchmark, the Standard & Poor's 400 Midcap Growth Stock Index.*

CONTRIBUTORS TO A SUCCESSFUL YEAR

Our nearly 30% weighting in technology for most of the year has proven to be a wise decision. We reduced the position prior to the summer months when the market experienced a period of correction, and reinvested in late summer as the upward movement resumed. Many of our holdings in this sector generated very strong returns.

A software manufacturer called Viasoft, Inc. gained over 280% since we purchased the stock in January. The company has developed software which helps correct the "millenium" issue in mainframe computers. Many applications which still run on the COBOL language (the Department of Motor Vehicles, for example, still uses this system) will read the two-digit "00" as the year 1900 instead of 2000. The Viasoft program determines how much of the code must be changed and where in the program it appears.

Another issue which we purchased in February, Cascade Communications Corporation, rose over 130% during the balance of the year. Cascade specializes in the networking area, manufacturing switches which are used in wide-area networks. These systems allow companies to communicate more rapidly with remote sites by speeding up the flow of data through the telephone lines.

OTHER STRONG PERFORMING SECTORS

The health care area has helped portfolio performance this year also. Dura Pharmaceuticals, Inc. has capitalized on the mergers of major pharmaceutical manufacturers by buying smaller market-share drugs from them. These products usually receive little attention from the major companies in terms of sales efforts. Dura is purchasing these drugs after they have already received FDA approval, and can concentrate their sales efforts to increase market penetration. Another holding in the health care sector is Guidant Corporation, a manufacturer of cardiac defibrillators which can be implanted in pectoral muscles to regulate heartbeats.

               [PHOTO OF THE SECURITY MANAGEMENT SMALL CAP TEAM]
                     THE SECURITY MANAGEMENT SMALL CAP TEAM
          LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND

In the business services arena, an outstanding performer is Cambridge Technology Partners (Massachusetts), Inc. The company performs information technology consulting and software development. They assist companies in projects such as moving from their old mainframe computer systems to newer client/server environments. Protecting their clients from cost overruns, Cambridge performs these services for a guaranteed fixed cost and within a guaranteed time period.

A LOOK FORWARD TO THE NEXT YEAR

We think the U.S. economy will be slowing and inflation will remain under control. We expect small- and mid-cap stocks to outperform the large-cap issues in the months ahead. Large companies have been achieving earnings growth through cutting costs, while small companies have been expanding earnings through sales growth. In our opinion, investors may be willing to pay more for companies showing revenue gains from sales increases than through cost reductions. Overall, we believe the fiscal year ahead will be another favorable one for equity investors.


Cindy Shields
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY ULTRA FUND

PERFORMANCE  -------------------------------------------------------------------

                     SECURITY ULTRA FUND VS. S&P MIDCAP 400

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                           Security Ultra Fund      S&P Midcap 400
       ----------------------------------------------------------------
           Dec-86               9,349.19               10,231.21
           Mar-87              11,076.90               12,371.30
           Jun-87              11,076.90               12,266.45
           Sep-87              11,480.96               12,816.07
           Dec-87               7,654.05               10,023.15
           Mar-88               8,687.99               11,328.66
           Jun-88               9,492.16               11,951.35
           Sep-88               9,075.72               11,794.81
           Dec-88               9,414.11               12,114.83
           Mar-89               9,774.53               13,271.13
           Jun-89              10,178.20               14,599.23
           Sep-89              11,374.78               16,192.45
           Dec-89              10,538.74               16,420.52
           Mar-90              10,492.52               15,908.44
           Jun-90              11,678.90               16,852.55
           Sep-90               6,871.76               13,856.38
           Dec-90               7,647.54               15,580.30
           Mar-91              10,450.55               19,156.41
           Jun-91               9,948.29               19,015.77
           Sep-91              10,888.02               20,826.68
           Dec-91              12,215.99               23,385.48
           Mar-92              12,332.17               23,267.27
           Jun-92              10,606.01               22,543.45
           Sep-92              11,054.15               23,419.84
           Dec-92              13,157.80               26,171.07
           Mar-93              13,261.27               27,028.62
           Jun-93              13,209.53               27,659.14
           Sep-93              14,020.03               29,051.46
           Dec-93              14,464.52               29,825.72
           Mar-94              13,671.95               28,694.22
           Jun-94              12,443.46               27,648.94
           Sep-94              13,513.43               29,521.48
           Dec-94              13,506.57               28,759.69
           Mar-95              13,971.61               31,112.96
           Jun-95              14,901.70               33,826.76
           Sep-95              16,579.92               37,128.28
           Dec-95              16,112.61               37,658.64
           Mar-96              17,248.61               39,976.91
           Jun-96              18,662.81               41,128.06
           Sep-96              19,126.48               42,325.44

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $19,126. In comparison, the same $10,000 investment would have grown to $42,325 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                       % OF
                                                     NET ASSETS
                                                     ----------
                 Franklin Resources, Inc.               1.9%
                 Viasoft, Inc.                          1.8%
                 Dura Pharmaceuticals, Inc.             1.7%
                 Cognos, Inc. (Cl. F)                   1.7%
                 HFS, Inc.                              1.6%
                 **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                            1 year    5 years   10 years
                                            ----------------------------
               A Shares                     15.36%     11.93%     7.34%
               A Shares with sales charge    8.73%     10.61%     6.70%
               B Shares                     13.81%      9.42%      N/A
                                                     (10-19-93)
               B Shares with CDSC            8.81%      8.56%      N/A
                                                     (10-19-93)

                          ONE YEAR RETURN BEATS INDEX
                A SHARES - 15.36%           S&P MIDCAP 400 - 12.32%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                        SECURITY GROWTH AND INCOME FUND

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            AUTOMOTIVE - 0.4%
  $300,000  Exide Corporation,
              10.75% - 2002 ......................................    $313,500

            BUILDING MATERIALS - 0.4%
   250,000  Knoll, Inc.,
              10.875% - 2006 .....................................     265,000

            CHEMICALS - 0.4%
   250,000  Environdyne Industries, Inc.,
              12% - 2000 .........................................     267,813

            COMMUNICATIONS - 2.9%
   250,000  Allbritton Communication Company,
              11.5% - 2004 .......................................     265,625
   750,000  Century Communications Corporation,
              9.5% - 2005 ........................................     753,750
   500,000  Comcast Corporation,
              9.125% - 2006 ......................................     496,250
   250,000  Heritage Media Corporation,
              8.75% - 2006 .......................................     237,500
   500,000  Rogers Cablesystems, Ltd.,
              9.625% - 2002 ......................................     503,750
                                                                    __________
                                                                     2,256,875

            CONGLOMERATE - 1.0%
   250,000  Jordan Industries, Inc.,
              10.375% - 2003 .....................................     245,625
   500,000  Sequa Corporation,
              9.375% - 2003 ......................................     503,750
                                                                    __________
                                                                       749,375

            CONSUMER GOODS & SERVICES - 0.6%
   800,000  Semi-Tech Corporation,
              0% - 2003(1) .......................................     482,000

            ELECTRIC & GAS COMPANIES - 0.8%
   250,000  AES Corporation,
              10.25% - 2006 ......................................     265,000
   300,000  CalEnergy Company, Inc.,
              9.5% - 2006(2) .....................................     304,500
                                                                    __________
                                                                       569,500

            ENTERTAINMENT - 1.0%
   250,000  AMF Group, Inc.,
              10.875% - 2006 .....................................     256,875
   500,000  Harrah's Operating Company, Inc.,
              8.75% - 2000 .......................................     508,125
                                                                    __________
                                                                       765,000

            FINANCE - 1.0%
 1,000,000  Home Holdings,
              7.75% - 1998 .......................................     765,000


PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            FOOD & BEVERAGES - 1.4%
  $500,000  Cott Corporation,
              9.375% - 2005 ......................................    $500,000
   500,000  TLC Beatrice International Holdings,
              11.5% - 2005 .......................................     524,375
                                                                    __________
                                                                     1,024,375

            GROCERY STORES - 0.6%
   500,000  Penn Traffic Company,
              10.65% - 2004 ......................................     443,750

            INDUSTRIAL PRODUCT - 0.4%
   300,000  Shop Vac Corporation,
              10.625% - 2003(2) ..................................     308,250

            MEDICAL & HEALTH SERVICES - 1.0%
   500,000  Regency Health Services,
              9.875% - 2002 ......................................     503,750
   250,000  Tenet Healthcare Corporation,
              10.125% - 2005 .....................................     271,250
                                                                    __________
                                                                       775,000

            OIL & GAS COMPANIES - 0.7%
   500,000  Seagull Energy Corporation,
              8.625% - 2005 ......................................     503,750

            PUBLISHING & PRINTING - 1.3%
   250,000  Golden Books Publishing,
              7.65% - 2002 .......................................     224,375
 1,000,000  Marvel Holdings,
              0% - 1998 ..........................................     790,000
                                                                    __________
                                                                     1,014,375

            REFINERY - 0.7%
   500,000  Crown Central Petroleum,
              10.875% - 2005 .....................................     508,125

            RESTAURANTS - 0.7%
   500,000  Carrols Corporation,
              11.5% - 2003 .......................................     525,000

            TEXTILE - 0.7%
   500,000  Westpoint Stevens Inc.,
              9.375% - 2005 ......................................     501,250

            TOBACCO PRODUCTS - 0.3%
   250,000  Dimon, Inc.,
              8.875% - 2006 ......................................     251,250
                                                                    __________
            Total corporate bonds -
              (cost $12,254,780) - 16.3% .........................  12,289,188

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                   SECURITY GROWTH AND INCOME FUND (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     PREFERRED STOCKS                                            VALUE
--------------------------------------------------------------------------------

            BANKING & CREDIT - 1.2%
     8,250  First Nationwide Bank ................................    $932,250

            ENTERTAINMENT - 0.7%
       524  Time Warner, Inc.,(2) ................................     552,883

            PUBLISHING & PRINTING - 0.6%
     5,000  K-III Communications Corporation .....................     467,500

            RADIO & TELEVISION - 0.7%
     5,139  Cablevision Systems Corporation ......................     498,483
                                                                    __________

            Total preferred stocks
              (cost $2,344,749) - 3.2% ...........................   2,451,116

            COMMON STOCKS
            -------------
            ADVERTISING - 1.5%
    25,000  Omnicom Group, Inc. ..................................   1,168,750

            AEROSPACE & DEFENSE - 4.8%
    10,000  Lockheed Martin Corporation ..........................     901,250
    20,000  McDonnell Douglas Corporation ........................   1,050,000
    15,000  Raytheon Company .....................................     834,375
    15,000  Rockwell International Corporation ...................     845,625
                                                                    __________
                                                                     3,631,250

            BANKING & FINANCE - 1.6%
    15,000  Chase Manhattan Corporation ..........................   1,201,875

            CHEMICALS - BASIC - 3.6%
    15,000  Hercules, Inc. .......................................     821,250
    35,000  Monsanto Company .....................................   1,277,500
     8,000  Olin Corporation .....................................     672,000
                                                                    __________
                                                                     2,770,750

            CHEMICALS - SPECIALTY - 2.5%
    20,000  Morton International, Inc. ...........................     795,000
    25,000  Praxair, Inc. ........................................   1,075,000
                                                                    __________
                                                                     1,870,000

            COMMUNICATION EQUIPMENT - 0.9%
    10,000  U.S. Robotics Corporation* ...........................     646,250

            COMPUTER SERVICES - 3.5%
    20,000  Ceridian Corporation* ................................   1,000,000
    10,000  Computer Sciences Corporation* .......................     768,750
    15,000  Electronic Data Systems Corporation ..................     920,625
                                                                    __________
                                                                     2,689,375


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE - 3.1%
     8,000  Microsoft Corporation* ...............................  $1,055,000
    30,000  Oracle Corporation* ..................................   1,276,875
                                                                    __________
                                                                     2,331,875

            CONGLOMERATE - 6.5%
    15,000  AlliedSignal, Inc. ...................................     988,125
    40,000  Canadian Pacific, Ltd. ...............................     925,000
    20,000  Cooper Industries, Inc. ..............................     865,000
    10,000  Tenneco, Inc. ........................................     501,250
    40,000  U.S. Industries, Inc.* ...............................   1,050,000
    30,000  Westinghouse Electric Corporation ....................     558,750
                                                                    __________
                                                                     4,888,125

            CONSUMER SERVICES - 0.8%
    30,000  ADT Ltd.* ............................................     573,750

            ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.4%
    12,000  General Electric Company .............................   1,092,000

            ENTERTAINMENT - 2.1%
    30,000  Carnival Corporation (Cl. A) .........................     930,000
    10,000  The Walt Disney Company ..............................     633,750
                                                                    __________
                                                                     1,563,750

            FERTILIZER - 1.0%
    10,000  Potash Corporation of Saskatchewan, Inc. .............     731,250

            FINANCIAL - 1.1%
    24,000  Federal National Mortgage Association ................     837,000

            FOOD & BEVERAGES - 6.3%
    30,000  Anheuser-Busch Companies, Inc. .......................   1,128,750
    15,000  CPC International, Inc. ..............................   1,123,125
    20,000  ConAgra, Inc. ........................................     985,000
    30,000  PepsiCo, Inc. ........................................     847,500
    20,000  Sara Lee Corporation .................................     715,000
                                                                    __________
                                                                     4,799,375

            HOSPITAL MANAGEMENT & SERVICES - 1.1%
    15,000  Columbia/HCA Healthcare Corporation ..................     853,125

            HOUSEHOLD FURNISHINGS - 1.6%
    40,000  Leggett & Platt, Inc. ................................   1,175,000

            HOUSEHOLD PRODUCTS - 1.3%
    10,000  Procter & Gamble Company .............................     975,000

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                   SECURITY GROWTH AND INCOME FUND (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            INSURANCE - 2.6%
    15,000  Allstate Corporation .................................    $738,750
    20,000  Equitable Companies, Inc. ............................     515,000
    13,000  Jefferson-Pilot Corporation ..........................     672,750
                                                                    __________
                                                                     1,926,500

            MACHINERY - 1.4%
    25,000  Deere & Company ......................................   1,050,000

            MANUFACTURING - 1.1%
    30,000  Pall Corporation .....................................     847,500

            MEDICAL INSTRUMENTS & SUPPLIES - 2.1%
    20,000  Baxter International, Inc. ...........................     935,000
    10,000  Medtronic, Inc. ......................................     641,250
                                                                    __________
                                                                     1,576,250

            NATURAL GAS - 2.8%
    25,000  Coastal Corporation ..................................   1,031,250
    25,000  El Paso Natural Gas Company ..........................   1,100,000
                                                                    __________
                                                                     2,131,250

            OIL & GAS PIPELINES - 0.8%
    10,000  MAPCO, Inc. ..........................................     596,250

            PHARMACEUTICALS - 8.3%
    15,000  Allergan, Inc. .......................................     571,875
    20,000  American Home Products Corporation ...................   1,275,000
    10,000  Bristol-Myers Squibb Company .........................     963,750
    20,000  Elan Corporation PLC ADR* ............................     597,500
    13,000  Merck & Company, Inc. ................................     914,875
    25,000  Pharmacia & Upjohn, Inc. .............................   1,031,250
    15,000  SmithKline Beecham PLC ADR ...........................     913,125
                                                                    __________
                                                                     6,267,375

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.6%
    15,000  Eastman Kodak Company ................................   1,177,500

            PUBLISHING & PRINTING - 0.7%
    13,000  McGraw-Hill Companies, Inc. ..........................     554,125

            RESTAURANTS & FOOD SERVICE - 2.4%
    20,000  McDonald's Corporation ...............................     947,500
    40,000  Wendy's International, Inc. ..........................     860,000
                                                                    __________
                                                                     1,807,500

            RETAIL TRADE - 5.0%
    20,000  Albertson's, Inc. ....................................     842,500
    30,000  Federated Department Stores, Inc.* ...................   1,005,000
    15,000  Kroger Company .......................................     671,250
    20,000  Walgreens Company ....................................     740,000
    20,000  Wal-Mart Stores, Inc. ................................     527,500
                                                                    __________
                                                                     3,786,250


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - 1.2%
    35,000  Frontier Corporation .................................    $931,875

            TRANSPORTATION - 2.1%
    10,000  Burlington Northern Santa Fe .........................     843,750
    10,000  Union Pacific Corporation ............................     732,500
                                                                   ___________
                                                                     1,576,250
                                                                   ___________
            Total common stocks -
              (cost $42,945,898) - 76.8% .........................  58,027,125
                                                                   ___________
            Total investments -
              (cost $57,545,427) - 96.3% .........................  72,767,429

            Cash and other assets,
              less liabilities - 3.7% ............................   2,752,865
                                                                   ___________
            Total net assets - 100.0% ............................ $75,520,294
                                                                   ===========


                      SECURITY EQUITY FUND - EQUITY SERIES

            COMMON STOCKS
            -------------
            ADVERTISING - 1.5%
   200,000  Omnicom Group, Inc. ..................................  $9,350,000

            AEROSPACE & DEFENSE - 5.1%
   100,000  Lockheed Martin Corporation ..........................   9,012,500
   160,000  McDonnell Douglas Corporation ........................   8,400,000
   100,000  Raytheon Company .....................................   5,562,500
   150,000  Rockwell International Corporation ...................   8,456,250
                                                                   ___________
                                                                    31,431,250

            BANKING & FINANCE - 3.5%
   120,000  Chase Manhattan Corporation ..........................   9,615,000
    60,000  Northern Trust Corporation ...........................   3,945,000
    30,000  Wells Fargo & Company ................................   7,800,000
                                                                   ___________
                                                                    21,360,000

            CHEMICALS - BASIC - 3.4%
   120,000  Hercules, Inc. .......................................   6,570,000
   250,000  Monsanto Company .....................................   9,125,000
    60,000  Olin Corporation .....................................   5,040,000
                                                                   ___________
                                                                    20,735,000

            CHEMICALS - SPECIALTY - 2.5%
   170,000  Morton International, Inc. ...........................   6,757,500
   200,000  Praxair, Inc. ........................................   8,600,000
                                                                   ___________
                                                                    15,357,500

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMMUNICATION EQUIPMENT - 0.8%
    75,000  U.S. Robotics Corporation* ...........................  $4,846,875

            COMPUTER SERVICES - 4.0%
   150,000  Ceridian Corporation* ................................   7,500,000
   100,000  Computer Sciences Corporation* .......................   7,687,500
   150,000  Electronic Data Systems Corporation ..................   9,206,250
                                                                   ___________
                                                                    24,393,750

            COMPUTER SOFTWARE - 2.2%
    65,000  Microsoft Corporation* ...............................   8,571,875
   112,500  Oracle Corporation* ..................................   4,788,281
                                                                   ___________
                                                                    13,360,156

            CONGLOMERATE - 6.9%
   160,000  AlliedSignal, Inc. ...................................  10,540,000
   400,000  Canadian Pacific, Ltd. ...............................   9,250,000
   170,000  Cooper Industries, Inc. ..............................   7,352,500
   380,000  U.S. Industries, Inc.* ...............................   9,975,000
   300,000  Westinghouse Electric Corporation ....................   5,587,500
                                                                   ___________
                                                                    42,705,000

            CONSUMER SERVICES - 0.9%
   300,000  ADT, Ltd.* ...........................................   5,737,500

            ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.5%
   100,000  General Electric Company .............................   9,100,000

            ENTERTAINMENT - 3.2%
   240,000  Carnival Corporation (Cl. A) .........................   7,440,000
   337,900  International Game Technology ........................   6,926,950
    80,000  The Walt Disney Company ..............................   5,070,000
                                                                   ___________
                                                                    19,436,950

            FERTILIZER - 1.0%
    82,800  Potash Corporation of Saskatchewan, Inc. .............   6,054,750

            FINANCE - 1.3%
   230,000  Federal National Mortgage Association ................   8,021,250

            FOOD & BEVERAGES - 6.3%
   200,000  Anheuser-Busch Companies, Inc. .......................   7,525,000
   120,000  CPC International, Inc. ..............................   8,985,000
   160,000  ConAgra, Inc. ........................................   7,880,000
   260,000  PepsiCo, Inc. ........................................   7,345,000
   200,000  Sara Lee Corporation .................................   7,150,000
                                                                   ___________
                                                                    38,885,000


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            HOSPITAL MANAGEMENT - 1.2%
   125,000  Columbia/HCA Healthcare Corporation ..................  $7,109,375

            HOUSEHOLD PRODUCTS - 3.4%
    75,000  Colgate-Palmolive Company ............................   6,515,625
   100,000  Gillette Company .....................................   7,212,500
    75,000  Procter & Gamble Company .............................   7,312,500
                                                                   ___________
                                                                    21,040,625

            INSURANCE - 6.2%
   175,000  Allstate Corporation .................................   8,618,750
    80,000  American International Group, Inc. ...................   8,060,000
   270,000  Equitable Companies, Inc. ............................   6,952,500
    55,000  ITT Hartford Group, Inc. .............................   3,245,000
   111,400  Jefferson-Pilot Corporation ..........................   5,764,950
   150,000  Provident Companies, Inc. ............................   5,625,000
                                                                   ___________
                                                                    38,266,200

            MACHINERY - 1.4%
   210,000  Deere & Company ......................................   8,820,000

            MANUFACTURING - 1.0%
   217,500  Pall Corporation .....................................   6,144,375

            MEDICAL INSTRUMENTS - 2.8%
   200,000  Baxter International, Inc. ...........................   9,350,000
   120,000  Medtronic, Inc. ......................................   7,695,000
                                                                   ___________
                                                                    17,045,000

            NATURAL GAS - 1.1%
   170,000  Coastal Corporation ..................................   7,012,500

            OIL & GAS COMPANIES - 0.7%
   100,000  Noble Affiliates, Inc. ...............................   4,225,000

            OIL & GAS PIPELINES - 1.2%
   120,000  MAPCO, Inc. ..........................................   7,155,000

            PAINT & ALLIED PRODUCTS - 1.3%
   175,000  Sherwin-Williams Company .............................   8,115,625

            PERSONNEL SERVICES - 0.5%
   100,000  Manpower, Inc. .......................................   3,325,000

            PETROLEUM REFINING - 2.6%
    70,000  Mobil Corporation ....................................   8,102,500
    50,000  Royal Dutch Petroleum Company ADR ....................   7,806,250
                                                                   ___________
                                                                    15,908,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            PHARMACEUTICALS - 9.9%
   200,000  Allergan, Inc. .......................................  $7,625,000
   160,000  American Home Products Corporation ...................  10,200,000
   100,000  Bristol-Myers Squibb Company .........................   9,637,500
   140,000  Elan Corporation PLC ADR* ............................   4,182,500
   115,000  Merck & Company, Inc. ................................   8,093,125
   200,000  Pharmacia & Upjohn, Inc. .............................   8,250,000
   110,000  Schering-Plough Corporation ..........................   6,765,000
   100,000  SmithKline Beecham PLC ADR ...........................   6,087,500
                                                                   ___________
                                                                    60,840,625

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.8%
   100,000  Eastman Kodak Company ................................   7,850,000
    60,000  Xerox Corporation ....................................   3,217,500
                                                                   ___________
                                                                    11,067,500

            PUBLISHING & PRINTING - 1.3%
    30,000  Gannett Company, Inc. ................................   2,111,250
   145,000  McGraw-Hill Companies, Inc. ..........................   6,180,625
                                                                   ___________
                                                                     8,291,875

            RESTAURANTS & FOOD SERVICE - 2.4%
   170,000  McDonald's Corporation ...............................   8,053,750
   305,000  Wendy's International, Inc. ..........................   6,557,500
                                                                   ___________
                                                                    14,611,250

            RETAIL TRADE - 7.1%
   200,000  Albertson's, Inc. ....................................   8,425,000
   235,000  Federated Department Stores, Inc.* ...................   7,872,500
   100,000  Kroger Company* ......................................   4,475,000
   170,000  Safeway, Inc.* .......................................   7,246,250
    90,000  TJX Companies, Inc. ..................................   3,228,750
   180,000  Wal-Mart Stores, Inc. ................................   4,747,500
   200,000  Walgreens Company ....................................   7,400,000
                                                                   ___________
                                                                    43,395,000

            SEMICONDUCTORS - 1.0%
    85,000  Linear Technology Corporation ........................   3,134,375
    85,000  Xilinx, Inc.* ........................................   2,890,000
                                                                   ___________
                                                                     6,024,375

            TELECOMMUNICATIONS - 1.3%
   300,000  Frontier Corporation .................................   7,987,500

            TOYS & SPORTING GOODS - 0.7%
   162,500  Mattel, Inc. .........................................   4,204,688


PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TRANSPORTATION - 2.4%
    85,000  Burlington Northern Santa Fe .........................  $7,171,875
   100,000  Union Pacific Corporation ............................   7,325,000
                                                                  ____________
                                                                    14,496,875
                                                                  ____________
            Total common stocks
              (cost $413,186,524) - 95.4% ........................ 585,862,119

            COMMERCIAL PAPER
            ----------------
  $700,000  Philip Morris Companies, Inc.
              5.255%, 10-15-96 ...................................     698,569
                                                                  ____________
            Total commercial paper
              (cost $698,569) - 0.1% .............................     698,569
                                                                  ____________
            Total investments -
              (cost $413,885,093) - 95.5% ........................ 586,560,688

            Cash and other assets,
              less liabilities - 4.5% ............................  27,941,988
                                                                  ____________
            Total net assets - 100.0% ............................$614,502,676
                                                                  ============


                      SECURITY EQUITY FUND - GLOBAL SERIES

            PREFERRED STOCKS
            ----------------
            GERMANY - 2.5%
     2,260  SAP AG ...............................................    $380,099
       618  Sto AG ...............................................     305,940
                                                                    __________
            Total preferred stocks -
              (cost $642,693) - 2.5% .............................     686,039

            COMMON STOCKS
            -------------
            AUSTRALIA - 1.1%
    55,625  QBE Insurance Group, Ltd. ............................     299,271

            AUSTRIA - 2.8%
     3,700  Bank Austria AG ......................................     144,517
     3,300  Creditanstalt-Bankverein .............................     203,029
     2,200  Wienerberger Baustoff ................................     403,188
                                                                    __________
                                                                       750,734

            BRAZIL - 0.8%
    26,700  Aracruz Cellulose S.A. ADR ...........................     233,625

            CANADA - 1.3%
     9,600  Jetform Corporation ..................................     183,600
    28,200  Noranda Forest, Inc. .................................     177,039
                                                                    __________
                                                                       360,639

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            CHILE - 2.1%
    22,800  Antofagasta Holdings PLC .............................    $128,438
    18,800  Banco Santander ADR ..................................     251,450
     7,500  Santa Isabel S.A. ADR ................................     192,188
                                                                    __________
                                                                       572,076

            FRANCE - 6.0%
     3,570  Alcatel Alsthom ......................................     301,084
     8,600  Lafarge ..............................................     507,126
     5,500  SGS-Thomson Microelectronics N.V. ....................     262,975
     3,320  Sidel S.A. ...........................................     199,311
     1,540  Societe Generale de Surveillance Holding S.A. "B" ....     170,289
     2,000  Synthelabo ...........................................     170,649
                                                                    __________
                                                                     1,611,434

            GERMANY - 3.6%
    10,800  Continental AG .......................................     197,645
     5,600  Daimler-Benz AG ......................................     308,072
     4,500  Duetsche Bank AG .....................................     212,150
     1,160  G.M. Pfaff AG ........................................      22,819
     6,100  Hoechst AG ...........................................     222,705
                                                                    __________
                                                                       963,391

            GREECE - 1.6%
     3,900  Ergo Bank S.A. .......................................     225,059
    12,300  Hellenic Tellecommunications .........................     207,068
                                                                    __________
                                                                       432,127

            HONG KONG - 0.6%
   188,000  National Mutual Asia, Ltd. ...........................     165,321

            HUNGARY - 0.4%
     2,600  Pick Szeged Rt. ......................................     120,129

            INDONESIA - 0.5%
    51,000  PT Semen Cibinong ....................................     131,794

            IRELAND - 2.6%
    38,000  Allied Irish Banks PLC ...............................     223,484
   172,500  Jefferson Smurfit ....................................     469,933
                                                                    __________
                                                                       693,417

            ITALY - 0.6%
     8,400  Bulgari SPA ..........................................     156,362

            JAPAN - 12.8%
    19,000  Amada Company, Ltd. ..................................     175,625
     6,248  Amway Japan, Ltd. ....................................     271,385
     4,000  CSK Corporation ......................................     124,563
     3,000  H.I.S. Company, Ltd. .................................     176,883
    28,000  Hino Motors, Ltd. ....................................     273,894


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            JAPAN (CONTINUED)
     1,700  Kokusai Denshin Denwa Company ........................    $161,715
    32,000  Komatsu Forklift Company, Ltd. .......................     211,362
     2,260  Maruco Company .......................................     148,058
    16,000  Marsushita Electric Industrial Company, Ltd. .........     268,509
    17,000  Matsushita Refrigeration Company, Ltd. ...............     122,049
    38,000  Mazda Motor Corporation ..............................     185,175
        80  NTT Data Communications Systems Corporation ..........     248,408
     9,000  National House Industrial Corporation ................     139,729
    29,000  Nippon Chemi-Con Corporation .........................     188,684
    10,000  Nitto Denko Corporation ..............................     153,459
     1,500  Ryohin Keikaku Company, Ltd. .........................     127,075
     4,700  Sony Corporation .....................................     296,517
    16,000  Yamato Kogyo Company, Ltd. ...........................     166,561
                                                                    __________
                                                                     3,439,651

            MALAYSIA - 0.9%
    44,000  Malaysian Assurance ..................................     242,279

            MEXICO - 1.1%
    26,300  Tubos De Acero De Mexico S.A. ADR ....................     286,013

            NETHERLANDS - 1.3%
     9,350  Philips Electronics N.V. .............................     337,912

            NEW ZEALAND - 2.8%
   215,100  Brierley Investments, Ltd. ...........................     207,489
    85,500  Carter Holt Harvey, Ltd. .............................     188,259
    43,200  Fisher & Paykel Industries, Ltd. .....................     147,964
    91,900  Fletcher Challenge Building, Ltd. ....................     204,277
                                                                    __________
                                                                       747,989

            NORWAY - 2.5%
    51,400  Fokus Banken AS ......................................     287,208
    23,500  Saga Petroleum AS ....................................     379,826
                                                                    __________
                                                                       667,034

            PHILIPPINES - 1.3%
   277,100  C & P Homes, Inc. ....................................     187,729
   462,750  Filinvest Land, Inc. .................................     167,791
                                                                    __________
                                                                       355,520

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            POLAND - 2.7%
     8,700  Debica S.A. ..........................................    $185,996
    21,100  Elektrim S.A. ........................................     206,753
     4,403  Wedel S.A. ...........................................     235,328
     1,520  Zaklady Piwowarski w Zywcu S.A. ......................      90,447
                                                                    __________
                                                                       718,524

            PORTUGAL - 1.1%
    11,500  Portugal Telecom S.A. ................................     295,841

            RUSSIA - 0.4%
     3,600  Lukoil Oil Company ADR ...............................     131,688

            SINGAPORE - 1.1%
    31,000  Inchcape .............................................     103,972
    21,000  United Overseas Bank .................................     204,434
                                                                    __________
                                                                       308,406

            SOUTH AFRICA - 0.6%
     2,900  Rustenburg Platinum Holdings, Ltd. ...................      45,702
     6,819  Rustenburg Platinum Holdings, Ltd. ADR ...............     107,476
                                                                    __________
                                                                       153,178

            SPAIN - 0.7%
     5,500  Repsol S.A. ..........................................     180,805

            SWEDEN - 0.4%
     2,660  Astra AB .............................................     112,524

            SWITZERLAND - 2.9%
       283  Nestle S.A. ..........................................     315,322
        42  Roche Holdings AG ....................................     309,133
       140  Union Bank of Switzerland ............................     134,677
                                                                    __________
                                                                       759,132

            THAILAND - 2.4%
    10,000  Avanced Info .........................................     129,814
    44,000  Krung Thai Bank Public Company, Ltd. .................     188,663
     9,000  Property Perfect Public Company ......................      26,199
     4,400  Securities One Public Company ........................      31,415
    16,200  Shinawatra Computer Company ..........................     278,084
                                                                    __________
                                                                       654,175


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            UNITED KINGDOM - 8.1%
   157,500  Aegis Group PLC ......................................    $160,813
     9,700  Bluebird Toys PLC ....................................      21,326
    57,900  British Telecommunication PLC ........................     322,996
    25,200  D.F.S. Furniture Company PLC .........................     214,120
    82,000  Grand Metropolitan PLC ...............................     611,415
    10,700  RTZ Corporation PLC ..................................     163,833
     3,300  SmithKline Beecham PLC ADR ...........................     200,888
   110,900  Tomkins PLC ..........................................     480,695
                                                                    __________
                                                                     2,176,086

            UNITED STATES - 17.9%
     1,000  AMR Corporation ......................................      79,625
     1,900  Abbott Laboratories ..................................      93,575
     1,600  AlliedSignal, Inc. ...................................     105,400
     1,000  American International Group .........................     100,750
     2,200  American Re Corporation ..............................     139,700
     2,000  B.J. Services Company* ...............................      72,500
     1,600  BMC Software, Inc.* ..................................     127,400
     2,400  Becton Dickenson Company .............................     106,200
     1,200  Boeing Company .......................................     113,400
     2,800  Borders Group, Inc.* .................................     104,300
     2,000  Boston Scientific Corporation* .......................     115,000
     1,200  CPC International, Inc. ..............................      89,850
     2,000  Cisco Systems, Inc. ..................................     124,125
     1,200  Citicorp .............................................     108,750
     1,300  Colgate-Palmolive Company ............................     112,939
     1,950  Computer Associates International, Inc. ..............     116,514
     2,800  Conseco, Inc. ........................................     137,900
     3,100  Crown Cork & Seal Company, Inc. ......................     142,988
     2,100  Diamond Offshore Drilling, Inc. ......................     115,500
     2,200  Dover Corporation ....................................     105,050
     3,100  Ecolab, Inc. .........................................     104,626
     2,700  Federal National Mortgage Association ................      94,164
     3,300  Gap, Inc. ............................................      95,288
     2,800  Hershey Foods Corporation ............................     140,700
     1,900  Honeywell, Inc. ......................................     119,938
     2,200  Johnson & Johnson ....................................     112,750
     1,300  Lockheed Martin Corporation ..........................     117,165
       900  Mobil Corporation ....................................     104,175
     4,200  Monsanto Company .....................................     153,300

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            UNITED STATES (CONTINUED)
     2,500  NAC Re Corporation ...................................     $90,000
     1,200  NationsBank Corporation ..............................     104,250
     1,300  Nike, Inc. (Cl. B) ...................................     157,950
     3,200  PepsiCo, Inc. ........................................      90,400
     1,000  Procter & Gamble Company .............................      97,500
     1,500  Ralston-Purina Group .................................     102,750
     3,200  Safeway, Inc.* .......................................     136,400
     1,200  Schlumberger, Ltd. ...................................     101,400
     4,200  Service Corporation International ....................     127,050
     2,000  Union Pacific Corporation ............................     146,500
     2,700  WMX Technologies, Inc. ...............................      88,763
     1,800  Warner-Lambert Company ...............................     118,800
     1,400  Willamette Industries, Inc. ..........................      91,350
     2,200  Williams Companies, Inc. .............................     112,200
                                                                   ___________
                                                                     4,818,885
                                                                   ___________
            Total common stocks -
              (cost $20,969,213) - 85.0% .........................  22,875,962
                                                                   ___________
            Total investments -
              (cost $21,611,906) - 87.5% .........................  23,562,001

            Cash and other assets,
              less liabilities - 12.5% ...........................   3,366,511
                                                                   ___________
            Total net assets - 100.0% ............................ $26,928,512
                                                                   ===========

INVESTMENT  CONCENTRATION
-------------------------
At September 30, 1996, Global Series' investment concentration, by industry, was as follows:

Banking ..........................................................       8.7%
Capital Equipment ................................................       6.2%
Chemicals ........................................................       0.6%
Construction and Housing .........................................       1.2%
Consumer Durables ................................................       8.2%
Consumer Nondurables .............................................       9.1%
Electrical and Electronics .......................................       6.0%
Energy Sources ...................................................       4.1%
Financial Services ...............................................       6.3%
Healthcare .......................................................       5.0%
Materials ........................................................      13.1%
Merchandising ....................................................       3.2%
Metals and Mining ................................................       0.2%
Multi-Industry ...................................................       3.8%
Real Estate ......................................................       0.7%
Services .........................................................       5.8%
Telecommunications ...............................................       3.7%
Trade ............................................................       0.8%
Transportation ...................................................       0.8%
Cash and other assets, less liabilities ..........................      12.5%
                                                                    _________
                                                                       100.0%
                                                                    =========


                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            BROKERAGE - 1.0%
   $50,000  Merrill Lynch & Company, Inc.,
              8.0% - 2007 ........................................     $52,188

            FINANCIAL SERVICES 0.5%
   $25,000  MCN Investment Corporation,
              6.32% - 2003 .......................................      24,031
                                                                    __________
            Total corporate bonds
              (cost $78,785) - 1.5% ..............................      76,219

            COMMON STOCKS
            -------------
            AUTO PARTS & SUPPLIES - 2.6%
       600  Arvin Industries, Inc. ...............................      14,775
     1,400  Dana Corporation .....................................      42,350
       400  Eaton Corporation ....................................      24,150
       800  Modine Manufacturing Company .........................      21,000
     1,500  Simpson Industries ...................................      15,187
     1,000  Walbro Corporation ...................................      19,000
                                                                    __________
                                                                       136,462

            BUILDING MATERIALS - 3.6%
       900  Ameron International Corporation .....................      34,650
       700  Crane Company ........................................      31,062
     1,500  Jacobs Engineering Group* ............................      33,750
       600  Owens Corning Corporation ............................      22,125
     3,500  Schuller Corporation .................................      33,688
       300  TJ International, Inc. ...............................       5,475
     1,400  Thomas Industries, Inc. ..............................      27,125
                                                                    __________
                                                                       187,875

            BROADCAST MEDIA - 2.7%
     1,000  A.H. Belo Corporation - Series A .....................      34,500
     2,400  Tele-Communications, Inc.* ...........................      35,850
     1,000  Time Warner, Inc. ....................................      38,625
     2,000  U.S. West Media Group* ...............................      33,750
                                                                    __________
                                                                       142,725

            COMPUTER SYSTEMS - 4.5%
       600  Compaq Computer Corporation* .........................      38,475
       400  Dell Computer Corporation* ...........................      31,100
       600  Hewlett-Packard Company ..............................      29,250
       400  International Business Machines Corporation ..........      49,800

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SYSTEMS (CONTINUED)
     1,000  Quantum Corporation* .................................     $17,562
       600  SCI Systems, Inc.* ...................................      33,750
       600  Sun Microsystems, Inc.* ..............................      37,275
                                                                    __________
                                                                       237,212

            ELECTRONICS - 3.9%
       900  Arrow Electronics, Inc.* .............................      40,050
       800  Avnet, Inc. ..........................................      38,800
     1,000  Core Industries, Inc. ................................      13,625
       900  Fluke (John) Manufacturing Company ...................      33,187
       400  Harris Corporation ...................................      26,050
     1,100  Pioneer Standard Electronics, Inc. ...................      12,375
       600  Varian Associates, Inc. ..............................      28,800
       400  Wyle Electronics .....................................      12,850
                                                                    __________
                                                                       205,737

            HOUSING - HOME BUILDING - 0.2%
       300  Centex Corporation ...................................       9,788

            MACHINERY - 3.9%
       900  Bearings, Inc. .......................................      25,425
       300  Briggs & Stratton Corporation ........................      13,312
       700  Dover Corporation ....................................      33,425
       500  Duriron Company, Inc. ................................      13,250
       700  GATX Corporation .....................................      32,725
     1,300  Graco, Inc. ..........................................      24,375
       200  Lindsay Manufacturing Company ........................       8,300
       600  Parker-Hannifin Corporation ..........................      25,200
       900  Trinova Corporation ..................................      28,350
                                                                    __________
                                                                       204,362

            MINING & METALS - 2.3%
       200  Aluminum Company of America ..........................      11,800
       600  Asarco, Inc. .........................................      15,975
     1,400  Ashland Coal, Inc. ...................................      34,825
       700  Phelps Dodge Corporation .............................      44,888
       300  Reynolds Metals Company ..............................      15,337
                                                                    __________
                                                                       122,825

            RECREATION - 4.0%
     2,200  Brunswick Corporation ................................      52,800
     2,000  CPI Corporation ......................................      37,500
       400  Harcourt General, Inc. ...............................      22,100
     1,100  Harley-Davidson, Inc. ................................      47,300
     1,300  King World Productions, Inc.* ........................      47,938
                                                                    __________
                                                                       207,638


PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            RESTAURANTS - 2.4%
       600  Applebees International, Inc. ........................     $15,900
       500  CKE Restaurants, Inc. ................................      15,375
     1,000  International Dairy Queen, Inc. (Cl. A)* .............      20,500
     1,000  Luby's Cafeterias, Inc. ..............................      24,000
     1,500  Ruby Tuesday, Inc. ...................................      28,500
     1,000  Wendy's International, Inc. ..........................      21,500
                                                                    __________
                                                                       125,775

            STEEL - 2.2%
       400  Carpenter Technology .................................      14,000
       400  Cleveland Cliffs, Inc. ...............................      16,000
       900  Commercial Metals Company ............................      29,475
       100  Nucor Corporation ....................................       5,075
       900  Oregon Steel Mills, Inc. .............................      13,838
       800  Quanex Corporation ...................................      21,500
     1,000  Steel Technologies, Inc. .............................      12,500
                                                                    __________
                                                                       112,388

            TELECOMMUNICATIONS - 2.2%
       400  Ameritech Corporation ................................      21,050
       500  Bell Atlantic Corporation ............................      29,938
       200  Bellsouth Corporation ................................       7,400
       500  GTE Corporation ......................................      19,250
       400  Nynex Corporation ....................................      17,400
       300  Southern New England Telecommunications ..............      11,062
       200  Sprint Corporation ...................................       7,775
                                                                    __________
                                                                       113,875
                                                                    __________
            Total common stocks -
              (cost $1,749,717) - 34.5% ..........................   1,806,662


            U.S. GOVERNMENT & AGENCIES
            --------------------------

            FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.7%
  $150,000  5.27% - 10/15/96 .....................................     149,692
  $100,000  7.0% - 2020 ..........................................      98,562
   $50,000  7.0% - 2021 ..........................................      48,177
                                                                    __________
                                                                       296,431

            FINANCING CORPORATION - 0.5%
   $75,000  0% - 2010 ............................................      26,441

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     U.S. GOVERNMENT & AGENCIES (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.9%
   $48,043  6.5% - 2018 ..........................................     $45,191
   $50,000  6.5% - 2018 ..........................................      47,955
  $130,000  6.95% - 2020 .........................................     125,042
   $40,000  7.5% - 2020 ..........................................      39,392
  $100,000  8.8% - 2025 ..........................................     102,875
                                                                    __________
                                                                       360,455
            U.S. TREASURY BONDS - 0.8%
   $50,000  6.00% - 2026 .........................................      43,936

            U.S. TREASURY NOTES - 0.5%
   $25,000  6.38% - 2002 .........................................      24,819
                                                                    __________
            Total U.S. government & agencies
              (cost $759,730) - 14.4% ............................     752,082

            REAL ESTATE INVESTMENT TRUSTS
            -----------------------------

     2,200  Bre Properties, Inc. .................................      44,000
     3,400  Cambridge Shopping Centres, Ltd. .....................      22,837
     2,500  Federal Realty Investment Trust ......................      58,750
     4,000  First Union Real Estate Investment Trust .............      26,000
     1,700  HRE Properties .......................................      25,925
     2,500  MGI Properties, Inc. .................................      46,875
     5,500  New Plan Realty Trust ................................     118,250
     1,400  Pennsylvania Real Estate Investment Trust ............      29,750
     2,000  Santa Anita Realty Enterprises, Inc. .................      36,500
     6,800  Security Capital Pacific Trust .......................     143,650
     5,300  United Dominion Realty Trust .........................      74,200
     3,350  Washington Real Estate Investment Trust ..............      53,600
     2,400  Weingarten Realty Investors ..........................      93,000
                                                                    __________
            Total real estate investment trusts
              (costs $747,996) - 14.8% ...........................     773,337


NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS                                              VALUE
--------------------------------------------------------------------------------

            BELGIUM - 4.8%
       500  Cementbedrijven Cimenteries ..........................     $36,955
       500  Delhaize - Le Lion ...................................      27,716
       100  Electrabel ...........................................      22,332
       200  Fortis AG ............................................      28,162
       250  Gevaert Photo Productions ............................      16,486
       100  Petrofina SA .........................................      30,965
       150  Royale Belgium .......................................      29,818
       100  Solvay SA ............................................      60,210
                                                                    __________
                                                                       252,644

            GERMANY - 8.0%
        36  Allianz AG Holdings ..................................      63,561
     1,081  BASF AG ..............................................      33,736
       735  Bayer AG .............................................      26,851
       202  Continental AG .......................................       3,696
       850  Daimler-Benz AG* .....................................      46,672
        14  Degussa AG ...........................................       5,101
       692  Deutsche Bank AG .....................................      32,552
     1,211  Dresdner Bank AG .....................................      31,957
         7  Friedrich Grohe AG - Vorzugsak .......................       1,923
        79  Heidelberger Zement AG ...............................       5,490
       180  Hochtief AG ..........................................       8,497
        14  Linde AG .............................................       8,931
       187  Merck KGAA ...........................................       6,737
         7  Muenchener Rueckversicherungs-Gesellschaft AG ........      15,865
        72  Preussag AG ..........................................      18,056
       122  SAP AG ...............................................      20,149
     1,038  Siemens AG ...........................................      54,627
       634  Veba AG ..............................................      33,220
                                                                    __________
                                                                       417,621

            HONG KONG - 5.1%
     3,600  Bank of East Asia ....................................      13,245
     5,000  Cathay Pacific Airways ...............................       8,115
     4,000  China Light and Power Company ........................      18,622
     8,000  Chinese Estates ......................................       7,242
     1,600  Dicksons Concept International .......................       5,193
     4,000  Hong Kong and Shanghai Hotels ........................       7,216
    18,410  Hong Kong Telecommunications .........................      33,330
     8,000  Hutchinson Whampoa Limited ...........................      53,795

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS (CONTINUED)                                  VALUE
--------------------------------------------------------------------------------

            HONG KONG (CONTINUED)
     2,000  Kumagai Gumi .........................................      $1,862
     2,000  Lai-Sun Garment International ........................       2,741
     3,000  Oriental Press Group .................................       1,455
     2,000  Peregrine Investments Holdings .......................       3,168
     8,000  Sun Hung Kai Properties ..............................      85,090
    12,000  Tai Cheung Holdings ..................................       9,543
     2,400  Wing Lung Bank .......................................      14,121
                                                                    __________
                                                                       264,738

            ITALY - 5.4%
     2,475  Assicurazioni Generali ...............................      52,685
    11,000  Banco Commerciale Italiane ...........................      21,970
     4,000  Edison Spa ...........................................      24,940
     7,000  Fiat Spa .............................................      19,684
    16,638  Ina-Instituto Naz Assicuraz ..........................      24,104
     3,208  Instituto Mobiliare Italiano .........................      27,273
     3,500  Mediobanca* ..........................................      20,236
    29,600  Montedison Spa* ......................................      19,136
    18,821  Telecom Italia Mobile Spa ............................      41,796
    15,000  Telecom Italia-Spa ...................................      33,360
                                                                    __________
                                                                       285,184

            JAPAN - 9.6%
     2,000  The Bank of Tokyo-Mitsubishi .........................      43,636
         1  East Japan Railway Company ...........................       4,831
     1,000  Hitachi, Ltd. (Hit. Seisakusho) ......................       9,697
     1,000  Itoham Foods .........................................       7,138
     1,000  Japan Energy Corporation .............................       3,529
     3,000  Kawasaki Heavy Industries ............................      14,465
     1,000  Marui Company, Ltd. ..................................      19,304
     1,000  Matsushita Electric Industrial Company, Ltd. .........      16,790
     2,000  Mitsubishi Corporation ...............................      25,499
     2,000  Mitsubishi Heavy Industrial, Ltd. ....................      16,287
     3,000  Mitsubishi Materials Corporation .....................      14,384
     1,000  Nippon Comsys Corporation ............................      13,468
     1,000  Nippon Shokubai K.K. Company .........................       8,817
     2,000  NSK Limited ..........................................      13,702
       200  Oyo Corporation ......................................      10,325
       100  Sega Enterprises .....................................       4,355
     2,000  Sekisui House, Ltd. ..................................      21,908
     3,000  Shimizu Corporation ..................................      29,630
     1,000  Shin-Etsu Chemical Company ...........................      17,957
     2,000  Sumitomo Bank ........................................      36,992


NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS (CONTINUED)                                  VALUE
--------------------------------------------------------------------------------

            JAPAN (CONTINUED)
     4,000  Sumitomo Chemical Company ............................     $18,532
     1,000  Sumitomo Marine and Fire .............................       7,883
     1,000  Tokyo Dome Corporation ...............................      20,651
     1,800  Tokyo Electric Power .................................      43,636
     3,000  Tokyu Corporation ....................................      21,118
     1,000  Toyoda Auto Loom Works ...............................      19,035
     1,000  Toyota Motor Corporation .............................      25,589
     2,000  Yamaichi Securities ..................................      12,301
                                                                    __________
                                                                       501,459
                                                                    __________
            Total foreign stocks
              (cost $1,667,743) - 32.9% ..........................   1,721,646


            FOREIGN WARRANTS
            ----------------
            HONG KONG - 0.0%
       400  Kumagai Gumi - Warrants 6/30/98                                 77
       200  Peregrine Investments Holdings - Warrants 5/15/98               37
                                                                    __________
                                                                           114
                                                                    __________
            Total foreign warrants
              (cost $0) - 0.0% ...................................         114


            TEMPORARY CASH INVESTMENTS
    83,000  Chase Master Note ....................................      83,000

            Total temporary cash investments
              (cost $83,000) - 1.6% ..............................      83,000
                                                                    __________
            Total investments -
              (cost $5,086,971) - 99.7% ..........................   5,213,060
            Cash and other assets,
              liabilities - 0.3% .................................      17,112
                                                                    __________
            Total net assets - 100.0%                               $5,230,172
                                                                    ==========

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                               SECURITY ULTRA FUND

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS                                               VALUE
--------------------------------------------------------------------------------

            ADVERTISING - 0.8%
    13,500  Omnicom Group, Inc. ..................................    $631,125

            BANKS & TRUSTS - 1.3%
    18,000  State Street Boston Corporation ......................   1,032,750

            BIOTECHNOLOGY - 1.0%
    12,500  Amgen, Inc.* .........................................     789,063

            BROKERAGE - 1.4%
    47,000  Schwab (Charles) Corporation .........................   1,086,875

            BUSINESS SERVICES - 9.7%
    14,500  APAC Teleservices, Inc.* .............................     743,125
    11,000  Cintas Corporation ...................................     616,000
    21,000  Concord EFS, Inc.* ...................................     540,750
    12,750  Corestaff, Inc.* .....................................     341,062
    22,000  Corrections Corporation of America* ..................     687,500
    31,500  Equifax, Inc. ........................................     830,813
    11,530  First Data Corporation ...............................     941,136
    14,000  Ha-Lo Industries, Inc.* ..............................     406,000
    35,250  PMT Services, Inc.* ..................................     713,813
    16,500  Paychex, Inc. ........................................     957,000
    20,250  Snap-On, Inc. ........................................     650,531
                                                                   ___________
                                                                     7,427,730

            CHEMICALS - SPECIALTY - 2.5%
    16,000  IMC Global, Inc. .....................................     626,000
    16,000  Praxair, Inc. ........................................     688,000
    11,000  Sigma-Aldrich ........................................     627,000
                                                                   ___________
                                                                     1,941,000

            COMMUNICATIONS - EQUIPMENT - 6.4%
    11,000  Ascend Communications, Inc.* .........................     727,375
    15,500  Aspect Telecommunications* ...........................     964,875
    12,500  Cascade Communications Corporation* ..................   1,018,750
    14,500  Tellabs, Inc.* .......................................   1,024,062
    18,400  U.S. Robotics Corporation* ...........................   1,189,100
                                                                   ___________
                                                                     4,924,162

            COMPUTER SOFTWARE - 19.7%
     7,500  BMC Software* ........................................     596,250
     8,000  CBT Group PLC ADR* ...................................     376,000
    20,250  Cadence Design Systems, Inc.* ........................     723,937
    33,500  Cambridge Technology Partners (Massachusetts), Inc.* .   1,013,375


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE (CONTINUED)
     8,000  Clarify, Inc.* .......................................    $496,000
    39,000  Cognos, Inc. (Cl. F)* ................................   1,272,375
     9,000  Electronics For Imaging, Inc.* .......................     645,750
    15,500  HBO & Company ........................................   1,034,625
    11,000  HCIA, Inc.* ..........................................     660,000
     8,000  HNC Software, Inc.* ..................................     320,000
    14,500  Informix Corporation* ................................     404,188
     9,500  INSO Corporation* ....................................     515,375
    10,000  McAfee Associates* ...................................     690,000
    13,000  Medic Computer Systems* ..............................     472,875
    10,000  Pairgain Technologies, Inc.* .........................     781,250
    25,000  Parametric Technology Corporation* ...................   1,234,375
    10,500  Peoplesoft, Inc.* ....................................     874,125
    14,500  Project Software & Development* ......................     612,625
    15,446  Pure Atria Corporation* ..............................     583,086
     6,500  Veritas Software Corporation* ........................     459,875
    33,500  Viasoft, Inc.* .......................................   1,407,000
                                                                   ___________
                                                                    15,173,086

            COMPUTER SYSTEMS - 2.9%
    14,500  Dell Computer Corporation* ...........................   1,127,375
    14,000  SCI Systems, Inc.* ...................................     787,500
     7,000  Verifone, Inc.* ......................................     313,250
                                                                   ___________
                                                                     2,228,125

            CONSUMER SERVICES - 1.3%
    15,000  Apollo Group, Inc.* ..................................     401,250
    17,500  Stewart Enterprises, Inc. (Cl. A) ....................     590,625
                                                                   ___________
                                                                       991,875

            ELECTRONICS - 1.2%
    22,500  Thermo Electron Corporation* .........................     911,250

            FINANCIAL SERVICES - 1.9%
    22,000  Franklin Resources, Inc. .............................   1,460,250

            HEALTH CARE - 4.9%
    13,500  Cardinal Health, Inc. ................................   1,115,437
    16,500  OccuSystems, Inc.* ...................................     495,000
    24,000  Omnicare, Inc. .......................................     732,000
    20,250  PhyCor, Inc.* ........................................     770,765
     8,500  Quintiles Transnational Corporation* .................     622,625
                                                                   ___________
                                                                     3,735,827

            HEALTH CARE - HMO - 0.5%
     7,700  Oxford Health Plans* .................................     383,075

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                               SECURITY ULTRA FUND

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            HOSPITAL SUPPLIES/MANAGEMENT - 1.4%
    28,500  HEALTHSOUTH Corporation* .............................  $1,093,687

            HOTEL/MOTEL - 2.5%
    18,500  HFS, Inc.* ...........................................   1,237,188
    33,750  La Quinta Inns, Inc. .................................     658,125
                                                                   ___________
                                                                     1,895,313

            INSURANCE - 2.7%
    27,500  AFLAC, Inc. ..........................................     976,250
    32,000  SunAmerica, Inc. .....................................   1,104,000
                                                                   ___________
                                                                     2,080,250

            MANUFACTURING - 1.0%
    10,500  Illinois Tool Works ..................................     757,313

            MEDICAL PRODUCTS - 3.0%
    15,500  Guidant Corporation ..................................     856,375
    19,500  Hologic, Inc.* .......................................     546,000
    25,000  Rexall Sundown, Inc.* ................................     912,500
                                                                   ___________
                                                                     2,314,875

            OFFICE EQUIPMENT & SUPPLIES - 2.5%
    15,500  Corporate Express, Inc.* .............................     602,563
    11,000  Diebold, Inc. ........................................     642,125
    23,000  Viking Office Products, Inc.* ........................     690,000
                                                                   ___________
                                                                     1,934,688

            OIL & GAS DRILLING - 1.6%
    25,000  Global Marine, Inc.* .................................     393,750
    20,000  Noble Affiliates, Inc. ...............................     845,000
                                                                   ___________
                                                                     1,238,750

            OIL & GAS EXPLORATION - 0.9%
    16,500  Sonat, Inc. ..........................................     730,125

            PACKAGING & CONTAINERS - 0.4%
     9,000  Sealed Air Corporation* ..............................     335,250

            PHARMACEUTICALS - 2.9%
    36,000  Dura Pharmaceuticals, Inc.* ..........................   1,327,500
    19,000  Jones Medical Industries, Inc. .......................     921,500
                                                                   ___________
                                                                     2,249,000

            POLLUTION CONTROL - 2.1%
    19,500  Superior Services, Inc.* .............................     312,000
    16,500  United States Filter Corporation* ....................     563,063
    21,000  United Waste Systems, Inc.* ..........................     729,750
                                                                   ___________
                                                                     1,604,813

            RESTAURANTS - 2.0%
    29,500  Landry's Seafood Restaurants* ........................     737,500
    14,750  Papa John's International, Inc.* .....................     774,375
                                                                   ___________
                                                                     1,511,875


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            RETAIL - 9.5%
    16,000  Bed Bath & Beyond, Inc.* .............................    $438,000
     9,500  CDW Computer Centers, Inc.* ..........................     648,375
    18,750  Claire's Stores* .....................................     400,781
    20,000  Dollar General Corporation ...........................     622,500
     5,500  Fila Holdings SPA ADR ................................     528,687
    18,000  Gadzooks* ............................................     625,500
     6,500  Jones Apparel Group, Inc. ............................     414,375
    10,000  Just For Feet, Inc.* .................................     501,250
    20,000  Kohl's Corporation* ..................................     720,000
    12,000  Nine West Group, Inc.* ...............................     651,000
    46,375  Staples, Inc.* .......................................   1,028,945
     8,000  Tiffany & Company ....................................     320,000
    11,000  West Marine, Inc.* ...................................     363,000
                                                                   ___________
                                                                     7,262,413

            SEMICONDUCTORS - 3.4%
    11,000  Altera Corporation* ..................................     556,875
    27,500  Analog Devices, Inc.* ................................     745,937
    11,000  Atmel Corporation* ...................................     339,625
    10,000  Linear Technology Corporation ........................     368,750
    18,000  Xilinx, Inc.* ........................................     612,000
                                                                   ___________
                                                                     2,623,187

            TEXTILES - APPAREL - 0.9%
    11,500  Tommy Hilfiger Corporation* ..........................     681,375

            TRANSPORTATION - 0.6%
    13,500  Illinois Central Corporation .........................     426,939
                                                                   ___________

            Total common stocks
              (cost $54,337,203) - 92.9% .........................  71,456,046
                                                                   ___________
            Total investments
              (cost $54,337,203) - 92.9% .........................  71,456,046
            Cash and other assets,
              less liabilities - 7.1% ............................   5,472,389
                                                                   ___________
            Total net assets - 100.0% ............................ $76,928,435
                                                                   ===========

The identified cost of investments owned at September 30, 1996, was the same for federal income tax and financial statement purposes, except for Ultra Fund for which the identified cost of investments for federal income tax purposes was $54,391,123.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Deferred interest obligation; currently zero coupon under terms of initial offering.

(2) Restricted Security (a portfolio security that may be sold privately, but that is required to be registered with the SEC or to be exempted from such registration before it may be sold in public distribution). The total value of restricted securities in Security Growth and Income Fund is 1.2% of total net assets.

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                                                                   SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost
   $57,545,427, $413,186,524,
   $21,611,906, $5,086,971 and
   $54,337,203, respectively) ..................  $72,767,429       $585,862,119      $23,562,001       $5,213,060      $71,456,046
Commercial paper, at amortized cost
   which approximates market value .............           --            698,569               --               --               --
Cash ...........................................    2,626,784         30,227,821        3,300,894              986        5,576,094
Receivables:
   Fund shares sold ............................        7,170            698,756          185,812           28,025           65,839
   Securities sold .............................      762,411          4,204,469           35,311               --           54,911
   Foreign forward exchange contracts ..........           --                 --           73,725               --               --
   Dividends ...................................      326,455            799,590           54,783            7,516           15,076
   Interest ....................................        4,424            130,532           11,246            5,908           15,996
   Foreign taxes recoverable ...................           --                 --           27,074              927               --
Prepaid expenses ...............................           --                 --               --            6,532               --
                                                  ___________       ____________      ___________     ____________      ___________
          Total assets .........................  $76,494,673       $622,621,856      $27,250,846       $5,262,954      $77,183,962
                                                  ===========       ============      ===========     ============      ===========

LIABILITIES AND NET ASSETS
Liabilities:
   Payable for:
     Fund shares redeemed ......................      $92,842           $300,369          $64,517             $634          $34,798
     Securities purchased ......................      800,000          7,259,213          212,697               --          137,437
   Other Liabilities:
     Management fees ...........................       79,730            524,858           40,330            6,326           80,777
     Custodian fees ............................           --                 --               --              361               --
     Transfer and administration fees ..........           --                 --               --            4,400               --
     12b-1 distribution plan fees ..............        1,807             30,977            4,790            2,279            2,515
     Miscellaneous fees ........................           --              3,763               --           18,782               --
                                                  ___________       ____________      ___________     ____________      ___________
       Total liabilities .......................      974,379          8,119,180          322,334           32,782          255,527
Net Assets:
   Paid in capital .............................   54,388,672        392,830,437       22,674,750        4,863,583       55,074,630
   Undistributed net investment income .........      182,698          2,728,863          671,849          112,622               --
   Accumulated undistributed net realized
     gain on sale of investments, futures
     and foreign currency transactions .........    5,726,922         46,267,781        1,558,961          127,889        4,734,962
   Net unrealized appreciation in value
     of investments, futures and
     translation of assets and liabilities
     in foreign currencies .....................   15,222,002        172,675,595        2,022,952          126,078       17,118,843
                                                  ___________       ____________      ___________     ____________      ___________
       Net assets ..............................   75,520,294        614,502,676       26,928,512        5,230,172       76,928,435
                                                  ___________       ____________      ___________     ____________      ___________
         Total liabilities and net assets ......  $76,494,673       $622,621,856      $27,250,846       $5,262,954      $77,183,962
                                                  ===========       ============      ===========     ============      ===========

CLASS "A" SHARES
   Capital shares outstanding ..................    8,099,424         76,389,986        1,582,223          221,414        8,994,692
   Net assets ..................................  $73,273,461       $575,680,473      $19,643,985       $2,449,515      $74,230,177
   Net asset value per share (net
     assets divided by shares outstanding) .....        $9.05              $7.54           $12.42           $11.06           $ 8.25
   Add: Selling commission (5.75% of the
     offering price) ...........................         0.55               0.46             0.76             0.67             0.50
                                                  ___________       ____________      ___________     ____________      ___________
   Offering price per share (net asset
     value divided by 94.25%) ..................        $9.60              $8.00           $13.18           $11.73            $8.75
                                                  ===========       ============      ===========     ============      ===========

CLASS "B" SHARES
   Capital shares outstanding ..................      251,446          5,275,526          598,242          253,411          336,000
   Net assets ..................................   $2,246,833        $38,822,203       $7,284,527       $2,780,657       $2,698,258
   Net asset value per share
     (net assets divided by shares outstanding).        $8.94              $7.36           $12.18           $10.97            $8.03
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ....................................   $1,348,538         $1,238,261          $80,041         $108,168         $198,794
   Dividends ...................................    1,068,605          8,213,370          455,115           86,911          260,084
                                                  ___________       ____________      ___________     ____________      ___________
                                                    2,417,143          9,451,631          535,156          195,079          458,878
     Less foreign tax expense ..................           --                 --          (47,577)          (1,779)              --
                                                  ___________       ____________      ___________     ____________      ___________
       Total investment income .................    2,417,143          9,451,631          487,579          193,300          458,878

EXPENSES:
   Management fees .............................      919,674          5,528,818          470,077           39,560          862,190
   Custodian fees ..............................           --                 --               --            3,674               --
   Transfer/maintenance fees ...................           --                 --               --            5,571               --
   Administration fees .........................           --                 --               --           36,957               --
   Directors' fees .............................           --                 --               --               72               --
   Professional fees ...........................           --                 --               --           11,284               --
   Reports to shareholders .....................           --                 --               --              974               --
   Registration fees ...........................           --                 --               --           25,949               --
   Other expenses ..............................           --                 --               --            6,286               --
   12b-1 distribution plan fees (Class B) ......       16,080            279,934           59,852           22,229           36,559
   Interest ....................................           --                 --               --              193               --
   Reimbursement of expenses ...................           --                 --               --          (43,856)              --
                                                  ___________       ____________      ___________     ____________      ___________
     Total expenses ............................      935,754          5,808,752          529,929          108,893          898,749
                                                  ___________       ____________      ___________     ____________      ___________
       Net investment income (loss) ............    1,481,389          3,642,879          (42,350)          84,407         (439,871)

NET REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain (loss) during the year on:
     Investments ...............................    6,097,347         54,909,397        2,087,000          198,823        7,783,798
     Foreign currency transactions .............           --                 --          580,735           (5,918)              --
     Futures contracts .........................           --                 --               --           59,868           81,216
                                                  ___________       ____________      ___________     ____________      ___________
       Net realized gains ......................    6,097,347         54,909,397        2,667,735          252,773        7,865,014

   Net change in unrealized appreciation
     (depreciation) during the year on:
     Investments ...............................    5,572,992         59,008,440        1,018,925           36,071        2,292,201
     Translation of assets and liabilities
       in foreign currencies ...................           --                 --           72,857              (11)              --
     Futures contracts .........................           --                 --               --           13,545               --
                                                  ___________       ____________      ___________     ____________      ___________
       Net unrealized appreciation .............    5,572,992         59,008,440        1,091,782           49,605        2,292,201
                                                  ___________       ____________      ___________     ____________      ___________
         Net gain ..............................   11,670,339        113,917,837        3,759,517          302,378       10,157,215
                                                  ___________       ____________      ___________     ____________      ___________

           Net increase in net assets
             resulting from operations .........  $13,151,728       $117,560,716       $3,717,167         $386,785       $9,717,344
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) ................   $1,481,389         $3,642,879         $(42,350)         $84,407        $(439,871)
   Net realized gain ...........................    6,097,347         54,909,397        2,667,735          252,773        7,865,014
   Unrealized appreciation during the year .....    5,572,992         59,008,440        1,091,782           49,605        2,292,201
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase in net assets
       resulting from operations ...............   13,151,728        117,560,716        3,717,167          386,785        9,717,344

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...................................   (1,303,374)        (4,154,225)        (357,503)         (59,841)              --
     Class B ...................................      (16,567)           (64,778)         (72,239)         (50,821)              --
   Net realized gain
     Class A ...................................   (2,290,075)       (33,371,334)        (224,880)         (30,468)      (7,109,009)
     Class B ...................................      (44,993)        (1,836,652)         (77,719)         (31,088)        (500,515)
                                                  ___________       ____________      ___________     ____________      ___________
     Total distributions to shareholders .......   (3,655,009)       (39,426,989)        (732,341)        (172,218)      (7,609,524)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A ...................................    3,975,290        299,520,899        5,778,490          682,087       27,602,365
     Class B ...................................    1,200,271         93,534,094        2,179,465        1,119,612        3,050,423
   Dividends reinvested
     Class A ...................................    3,265,411         34,973,081          570,969           89,987        6,772,088
     Class B ...................................       60,327          1,882,247          149,212           81,908          500,487
   Shares redeemed
     Class A ...................................  (10,667,756)      (273,412,317)      (5,192,505)        (337,484)     (28,420,959)
     Class B ...................................     (369,561)       (79,755,552)      (1,236,321)         (55,397)      (6,164,145)
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase (decrease) from
       capital share transactions ..............   (2,536,018)        76,742,452        2,249,310        1,580,713        3,340,259
                                                  ___________       ____________      ___________     ____________      ___________
         Total increase in net assets ..........    6,960,701        154,876,179        5,234,136        1,795,280        5,448,079

NET ASSETS:
   Beginning of year ...........................   68,559,593        459,626,497       21,694,376        3,434,892       71,480,356
                                                  ___________       ____________      ___________     ____________      ___________
   End of year .................................  $75,520,294       $614,502,676      $26,928,512       $5,230,172      $76,928,435
                                                  ===========       ============      ===========     ============      ===========
Undistributed net investment income
   at end of year ..............................     $182,698         $2,728,863         $671,849         $112,622              $--
                                                  ===========       ============      ===========     ============      ===========
   (a) Shares issued and redeemed
       Shares sold
         Class A ...............................      474,232         43,657,565          491,586           63,688        3,632,551
         Class B ...............................      143,440         13,771,902          186,645          104,927          412,321
       Dividends reinvested
         Class A ...............................      404,486          5,483,525           52,399            8,801          996,776
         Class B ...............................        7,601            300,151           13,842            8,014           75,103
       Shares redeemed
         Class A ...............................   (1,281,262)       (39,986,054)        (447,772)         (31,916)      (3,688,397)
         Class B ...............................      (43,575)       (11,797,000)        (107,952)          (5,145)        (820,769)
                                                  ___________       ____________      ___________     ____________      ___________
           Net increase (decrease) .............     (295,078)        11,430,089          188,748          148,369         (607,585)
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) ................   $1,407,287         $3,304,987         $(91,058)         $13,792        $(223,015)
   Net realized gain ...........................    1,984,078         27,972,416          419,260           61,764        4,989,643
   Unrealized appreciation
     during the period .........................    8,482,309         69,736,879           95,995           76,473        8,466,565
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase in net assets resulting
       from operations .........................   11,873,674        101,014,282          424,197          152,029       13,233,193

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income
     Class A ...................................   (1,378,072)                --               --               --               --
     Class B ...................................      (11,951)                --               --               --               --
   Net realized gain
     Class A ...................................   (1,912,997)       (26,300,092)        (347,497)              --       (1,149,264)
     Class B ...................................      (23,632)          (690,558)         (84,333)              --          (28,504)
                                                  ___________       ____________      ___________     ____________      ___________
     Total distributions to shareholders .......   (3,326,652)       (26,990,650)        (431,830)              --       (1,177,768)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A ...................................    2,681,709        159,433,767        4,130,645        1,846,588       97,988,749
     Class B ...................................      635,799         36,310,779        3,765,671        1,469,193       10,247,969
   Dividends reinvested
     Class A ...................................    2,965,256         24,498,993          340,567               --        1,088,376
     Class B ...................................       34,468            690,184           84,001               --           28,502
   Shares redeemed
     Class A ...................................  (11,959,939)      (172,929,497)      (8,249,891)         (28,739)    (105,077,941)
     Class B ...................................     (340,406)       (28,090,274)      (2,457,097)          (4,179)      (6,799,714)
                                                  ___________       ____________      ___________     ____________      ___________
       Net increase (decrease) from
         capital share transactions ............   (5,983,113)        19,913,952       (2,386,104)       3,282,863       (2,524,059)
                                                  ___________       ____________      ___________     ____________      ___________
         Total increase (decrease)
           in net assets .......................    2,563,909         93,937,584       (2,393,737)       3,434,892        9,531,366

NET ASSETS:
   Beginning of period .........................   65,995,684        365,688,913       24,088,113               --       61,948,990
                                                  ___________       ____________      ___________     ____________      ___________
   End of period ...............................  $68,559,593       $459,626,497      $21,694,376       $3,434,892      $71,480,356
                                                  ===========       ============      ===========     ============      ===========
Undistributed net investment income
   at end of period ............................      $17,267         $3,304,987         $135,605          $13,792              $--
                                                  ===========       ============      ===========     ============      ===========
   (a) Shares issued and redeemed
       Shares sold
         Class A ...............................      380,257         27,957,351          395,288          183,574       13,881,834
         Class B ...............................       91,007          6,432,534          366,335          146,016        1,427,321
       Dividends reinvested
         Class A ...............................      434,705          4,858,020           33,389               --          164,781
         Class B ...............................        5,126            138,507            8,325               --            4,328
       Shares redeemed
         Class A ...............................   (1,697,766)       (30,292,120)        (799,467)          (2,733)     (14,892,245)
         Class B ...............................      (48,979)        (4,927,928)        (237,369)            (401)        (946,401)
                                                  ___________       ____________      ___________     ____________      ___________
           Net increase (decrease) .............     (835,650)         4,166,364         (233,499)         326,456         (360,382)
                                                  ===========       ============      ===========     ============      ===========
*Period June 1, 1995 (inception) through September 30, 1995.

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                            AVERAGE
                            NET                                                                              RATIO          COMMIS-
                          GAINS OR             DIVI-                                                 RATIO   OF NET          SION
          NET             LOSSES     TOTAL     DENDS                                          NET    OF EX-  INCOME          PAID
FISCAL   ASSET      NET   ON SEC-    FROM     (FROM     DISTRI-              NET             ASSETS  PENSES  (LOSS)   PORT-  PER
 YEAR    VALUE    INVEST- URITIES   INVEST-    NET      BUTIONS             ASSET            END OF    TO    TO AVE-  FOLIO INVEST-
ENDED    BEGIN-    MENT  (REALIZED   MENT     INVEST-    (FROM     TOTAL    VALUE    TOTAL   PERIOD  AVERAGE  RAGE    TURN-   MENT
SEPTEM-  NING OF  INCOME & UNREAL-   OPERA-   MENT      REALIZED  DISTRI-   END OF  RETURN   (THOU-    NET     NET    OVER  SECURITY
BER 30   PERIOD   (LOSS)   IZED)     TIONS    INCOME)    GAINS)   BUTIONS   PERIOD    (A)    SANDS)  ASSETS  ASSETS   RATE   TRADED
------------------------------------------------------------------------------------------------------------------------------------
                                            SECURITY GROWTH AND INCOME FUND (CLASS A)(b)

1992      $7.31    $0.35  $(0.016)   $0.334   $(0.343)  $(0.171)  $(0.514)   $7.13   4.70%   $75,436  1.27%    4.79%    74%   $---
1993       7.13     0.21    0.876     1.086    (0.218)   (0.158)   (0.376)    7.84  15.60%    81,982  1.26%    2.80%   135%    ---
1994(c)    7.84     0.13   (0.713)   (0.583)   (0.128)   (0.169)   (0.297)    6.96  (7.60)%   65,328  1.28%    1.70%   163%    ---
1995(g)    6.96     0.16    1.183     1.343    (0.158)   (0.215)   (0.373)    7.93  20.25%    67,430  1.31%    2.21%   130%    ---
1996(g)    7.93     0.18    1.373     1.553    (0.158)   (0.275)   (0.433)    9.05  20.31%    73,273  1.29%    2.09%    69%  0.0625

                                             SECURITY GROWTH AND INCOME FUND (CLASS B)

1994(c)   $7.83    $0.05  $(0.694)  $(0.644)  $(0.117)  $(0.169)  $(0.286)   $6.90  (8.00%)     $668  2.27%   1.03%    178%   $---
1995(g)    6.90     0.08    1.179     1.259    (0.094)   (0.215)   (0.309)    7.85  19.07%     1,130  2.31%   1.21%    130%    ---
1996(g)    7.85     0.09    1.353     1.443    (0.078)   (0.275)   (0.353)    8.94  19.01%     2,247  2.29%   1.09%     69%  0.0625

                                                  SECURITY EQUITY SERIES (CLASS A)

1992      $5.82    $0.09    $.475    $0.565   $(0.132)  $(0.393)  $(0.525)   $5.86  10.20%  $313,582  1.06%   1.48%     83%   $---
1993       5.86     0.12    1.165     1.285    (0.053)   (0.362)   (0.415)    6.73  22.70%   375,565  1.06%   1.95%     95%    ---
1994(c)    6.73     0.05    0.085     0.135    (0.120)   (1.205)   (1.325)    5.54   1.95%   358,237  1.06%   0.86%     79%    ---
1995(g)    5.54     0.04    1.377     1.417       ---    (0.407)   (0.407)    6.55  27.77%   440,339  1.05%   0.87%     95%    ---
1996(g)    6.55     0.05    1.482     1.532    (0.060)   (0.482)   (0.542)    7.54  24.90%   575,680  1.04%   0.75%     64%  0.0609

                                                  SECURITY EQUITY SERIES (CLASS B)

1994(c)   $6.81    $0.01  $(0.005)   $0.005   $(0.12)   $(1.205)  $(1.325)   $5.49  (0.15%)   $7,452  2.07%  (0.01%)    80%   $---
1995(g)    5.49    (0.01)   1.357     1.347      ---     (0.407)   (0.407)    6.43  26.69%    19,288  2.05%  (0.13%)    95%    ---
1996(g)    6.43    (0.02)   1.449     1.429    (0.017)   (0.482)   (0.499)    7.36  23.57%    38,822  2.04%  (0.25%)    64%  0.0609

                                                  SECURITY GLOBAL SERIES (CLASS A)

1994     $10.00   $(0.03)  $0.87     $0.84      $---      $---      $---    $10.84   8.40%   $20,128  2.00%  (0.01%)    73%   $---
(c)(d)
1995(g)   10.84    (0.02)   0.31      0.29       ---     (0.19)    (0.19)    10.94   2.80%    16,261  2.00%  (0.17%)   141%    ---
1996(g)   10.94     0.01    1.874     1.884    (0.248)   (0.156)   (0.404)   12.42  17.73%    19,644  2.00%   0.07%    142%  0.0338

                                                  SECURITY GLOBAL SERIES (CLASS B)

1994      $9.96   $(0.12)  $0.91     $0.79      $---      $---      $---    $10.75   7.90%    $3,960  3.00%  (0.01%)    73%   $---
(c)(d)
1995(g)   10.75    (0.12)   0.30      0.18       ---     (0.19)    (0.19)    10.74   1.79%     5,433  3.00%  (1.17%)   141%    ---
1996(g)   10.74    (0.10)   1.841     1.741    (0.145)   (0.156)   (0.301)   12.18  16.57%     7,285  3.00%  (0.93%)   142%  0.0338

                                             SECURITY ASSET ALLOCATION SERIES (CLASS A)

1995     $10.00    $0.04   $0.50     $0.54      $---      $---      $---    $10.54   5.40%    $1,906  2.00%   1.33%    129%   $---
(e)(f)(g)
1996(g)   10.54     0.25    0.765     1.015    (0.328)   (0.167)   (0.495)   11.06  10.01%     2,449  2.00%   2.32%     75%  0.0247

                                             SECURITY ASSET ALLOCATION SERIES (CLASS B)

1995     $10.00    $0.01   $0.490    $0.500     $---      $---      $---    $10.50   5.00%    $1,529  3.00%   0.31%    129%   $---
(e)(f)(g)
1996(g)   10.50     0.14    0.77      0.91     (0.273)   (0.167)   (0.44)    10.97   8.97%     2,781  3.00%   1.32%     75%  0.0247

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                            AVERAGE
                            NET                                                                              RATIO          COMMIS-
                          GAINS OR             DIVI-                                                 RATIO   OF NET          SION
          NET             LOSSES     TOTAL     DENDS                                          NET    OF EX-  INCOME          PAID
FISCAL   ASSET      NET   ON SEC-    FROM     (FROM     DISTRI-              NET             ASSETS  PENSES  (LOSS)   PORT-  PER
 YEAR    VALUE    INVEST- URITIES   INVEST-    NET      BUTIONS             ASSET            END OF    TO    TO AVE-  FOLIO INVEST-
ENDED    BEGIN-    MENT  (REALIZED   MENT     INVEST-    (FROM     TOTAL    VALUE    TOTAL   PERIOD  AVERAGE  RAGE    TURN-   MENT
SEPTEM-  NING OF  INCOME & UNREAL-   OPERA-   MENT      REALIZED  DISTRI-   END OF  RETURN   (THOU-    NET     NET    OVER  SECURITY
BER 30   PERIOD   (LOSS)   IZED)     TIONS    INCOME)    GAINS)   BUTIONS   PERIOD    (A)    SANDS)  ASSETS  ASSETS   RATE   TRADED
------------------------------------------------------------------------------------------------------------------------------------
                                                   SECURITY ULTRA FUND (CLASS A)

1992      $6.72  $(0.090) $(0.202)  $(0.292)    $---    $(0.172)  $(0.172)   $6.66   1.50%   $57,128  1.32%  (0.46%)   142%   $---
1993       6.66   (0.028)   1.791     1.763      ---     (0.293)   (0.293)    8.13  26.80%    71,056  1.30%  (0.50%)   101%    ---
1994(c)    8.13   (0.056)  (0.188)   (0.244)     ---     (1.066)   (1.066)    6.82  (3.60%)   60,695  1.33%  (0.80%)   111%    ---
1995(g)    6.82   (0.02)    1.535     1.515      ---     (0.135)   (0.135)    8.20  22.69%    66,052  1.32%  (0.31%)   180%    ---
1996(g)    8.20   (0.05)    1.096     1.046      ---     (0.996)   (0.996)    8.25  15.36%    74,230  1.31%  (0.61%)   161%  0.0606

                                                   SECURITY ULTRA FUND (CLASS B)

1994(c)   $8.30  $(0.103) $(0.321)  $(0.424)    $---    $(1.066)  $(1.066)   $6.81  (5.70%)   $1,254  2.36%  (1.76%)   110%   $---
1995(g)    6.81   (0.09)    1.525     1.435      ---     (0.135)   (0.135)    8.11  21.53%     5,428  2.32%  (1.32%)   180%    ---
1996(g)    8.11   (0.13)    1.046     0.916      ---     (0.996)   (0.996)    8.03  13.81%     2,698  2.31%  (1.61%)   161%  0.0606

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                             1995      1996
                                             ----      ----
     Asset Allocation Series    Class A      3.6%      3.1%
                                Class B      4.7%      3.9%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

                             See accompanying notes.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

     Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in three Series, the Equity Series, the Global Series, and the Asset Allocation Series, with each Series, in effect representing a separate Fund. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Asset Allocation Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at September 30, 1996.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of the investment advisory contract, Security Management Company (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation Series, and accordingly receives a fee equal to 1% of the average net assets of this Series.

     SMC also acts as the administrative agent and transfer agent for the Asset Allocation Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Series. For these services, the Investment Manager receives an administrative fee equal to .045% of the average daily net assets of the Series plus the greater of .10% of its average net assets or (i) $45,000 in the year ending June 1, 1997; and (ii) $60,000 thereafter. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

     SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Templeton/Franklin Investment Services, Inc. for research provided to the Asset Allocation Series, an annual fee equal to .30% of the first $50 million of the average net assets of the Asset Allocation Series invested in equity securities and .25% of the average equity security assets in excess of $50 million. SMC also pays Meridian Management Corporation for research provided to the Asset Allocation Series an annual fee equal to .20% of the average net assets of that Series. SMC has agreed to limit the total expenses of the Asset Allocation Series to 2% of the average net assets, excluding 12b-1 fees.

     For the Asset Allocation Series, SMC and Meridian Management Corporation have agreed to waive their portions of the management fees to December 31, 1996.

     The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions after allowances to brokers and dealers in the amounts presented in the following table:

                                                             ASSET
                      GROWTH AND     EQUITY      GLOBAL   ALLOCATION     ULTRA
                     INCOME FUND     SERIES      SERIES     SERIES       FUND
                     -----------------------------------------------------------
SDI underwriting        $7,615      $107,976      $3,907       $911     $9,163
Broker/Dealer          $30,541      $761,334     $25,565     $6,482    $33,172

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.  FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1996, were as follows:

                                                           ASSET
                    GROWTH AND     EQUITY       GLOBAL   ALLOCATION     ULTRA
                    INCOME FUND    SERIES       SERIES     SERIES       FUND
                   -------------------------------------------------------------
Gross unrealized
  appreciation     $15,608,749  $173,772,495  $2,757,579  $266,330  $17,462,661

Gross unrealized
  depreciation        (386,747)   (1,096,900)   (734,627) (140,252)    (397,738)
                   -------------------------------------------------------------
Net unrealized
  appreciation     $15,222,002  $172,675,595  $2,022,952  $126,078  $17,064,923
                   =============================================================

The Growth and Income Fund, Equity Series, Global Series and Ultra Fund hereby respectively designate $959,581, $25,710,137, $19,397, and $6,430,082 as capital gain dividends paid during the fiscal year ended September 30, 1996, for the purpose of the dividends paid deduction on each Fund's federal income tax return.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENT TRANSACTIONS

     Investment transactions for the year ended September 30, 1996, (excluding overnight investments and short-term commercial paper) are as follows:

                                                         ASSET
               GROWTH AND       EQUITY       GLOBAL    ALLOCATION      ULTRA
               INCOME FUND      SERIES       SERIES      SERIES        FUND
               -----------------------------------------------------------------
Purchases      $47,200,987  $353,045,127  $30,917,967  $5,247,673  $100,294,618

Proceeds
from sales
               $47,075,606  $320,288,296  $31,561,347  $2,947,521  $105,246,179

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

     At September 30, 1996, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                     UNREALIZED
                 SETTLEMENT    CONTRACT    CONTRACT       CURRENT       GAIN
CURRENCY            DATE        AMOUNT       RATE          RATE        (LOSS)
--------------------------------------------------------------------------------
French Franc        3-5-97     3,717,779      5.0379       5.11460     $11,067
Japanese Yen      10-11-97    93,628,967    105.6950     111.36000      45,064
Japanese Yen        1-6-97     9,067,305    106.4600     109.92000       2,681
Japanese Yen        1-6-97    81,674,489    107.7200     109.92000      15,175
Japanese Yen        1-6-97     1,204,051    107.4950     109.92000         247
New Zealand Dollar  4-1-97       771,335      0.6859       0.68656        (509)
                                                                       -------
                                                                       $73,725

6.  FEDERAL TAX STATUS OF DIVIDENDS

     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1996, that qualified for the dividends received deductions for corporate shareholders was 22%, 31%, 3%, 19% and 22% of the amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND, AND SECURITY ULTRA FUND

     We have audited the accompanying balance sheets and statements of net assets of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global and Asset Allocation Series) and Security Ultra Fund (the Funds) as of September 30, 1996, the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended of Security Growth and Income Fund, Security Equity Series, Security Equity Global Series and Security Ultra Fund and the statements of changes in net assets for the year then ended and for the period June 1, 1995 (commencement of operations) to September 30, 1995 of Security
Equity Asset Allocation Series and financial highlights for each of the five years in the period ended September 30, 1996. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1996, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
November 1, 1996

--------------------------------------------------------------------------------

THE SECURITY GROUP OF MUTUAL FUNDS

Security Growth and Income Fund

Security Equity Fund
    *  Equity Series
    *  Global Series
    *  Asset Allocation Series

Security Ultra Fund

Security Income Fund
    *  Corporate Bond Series
    *  U.S. Government Series
    *  Limited Maturity Bond Series
    *  Global Aggressive Bond Series
    *  High Yield Series

Security Tax-Exempt Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.



SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.


OFFICERS
--------

John D. Cleland, PRESIDENT
James R. Schmank, VICE PRESIDENT AND TREASURER
Mark E. Young, VICE PRESIDENT
Terry A. Milberger, VICE PRESIDENT, EQUITY FUND
Jane A. Tedder, VICE PRESIDENT
Greg A. Hamilton, ASSISTANT VICE PRESIDENT
Cindy L. Shields, ASSISTANT VICE PRESIDENT
Thomas A. Swank, ASSISTANT VICE PRESIDENT
Amy J. Lee, SECRETARY
Christopher D. Swickard, ASSISTANT SECRETARY
Brenda M. Luthi, ASSISTANT TREASURER AND ASSISTANT SECRETARY



                                                                 BULK RATE
                                                              U.S. POSTAGE PAID
[SDI LOGO]                                                       TOPEKA, KS
                                                               PERMIT NO. 385
700 SW HARRISON ST.
TOPEKA, KS 66636-0001
(913) 295-3127
(800) 888-2461

                            PART C. OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

              a.   Financial Statements

                   Included in Part A of this Registration Statement:

                         Per Share Income and Capital Changes

                   Included in Part B of this Registration Statement:

                         The audited financial  statements contained in the most
                   recent Annual Report of Security Equity Fund are incorporated by reference in Part B of this Registration Statement.

              b.   Exhibits:

                     (1)  Articles of Incorporation.(d)
                     (2)  Corporate Bylaws of Registrant.(b)
                     (3)  Not applicable.
                     (4) Specimen copy of share certificates for Registrant's shares of capital stock.(a)
                     (5)  (a) Investment Management and Services Agreement.
                          (b) Sub-Advisory Contract.(b)
                     (6)  (a) Distribution Agreement.(d)
                          (b) Class B Distribution Agreement.(d)
                     (7)  Form of Non-Qualified Deferred Compensation Plan(b)
                     (8)  (a) Custodian Agreement - UMB Bank.
                          (b) Custodian Agreement - Chase Manhattan
                              Bank (Global)(c)
                          (c) Custodian Agreement - Chase Manhattan Bank
                              (Asset Allocation)(c)
                     (9)  (a) Quantitative Research Agreement.(d)
                          (b) Analytical Research Agreement.(d)
                    (10) Opinion of counsel as to the legality of the securities offered.(a)
                    (11)  Consent of Independent Auditors.
                    (12)  Not applicable.
                    (13)  Not applicable.
                    (14)  Not applicable.
                    (15)  Distribution Plan.(b)
                    (16)  Schedule of Computation of Performance.
                    (17)  Financial Data Schedules.
                    (18)  Multiple Class Plan.(c)

(a)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 71 to Registration Statement 2-19458 (June 1, 1995).

(b)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 72 to Registration Statement 2-19458 (June 1, 1995).

(c)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 73 to Registration Statement 2-19458 (December 1, 1995).

(d)   Incorporated   herein  by  reference  to  the  Exhibits   filed  with  the
      Registrant's Post-Effective Amendment No. 74 to Registration Statement 2-19458 (November 1, 1996).

ITEM 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

              Not applicable.

ITEM 26.      NUMBER OF HOLDERS OF SECURITIES AS OF DECEMBER 31, 1996.

                    (1)                            (2)
                                            NUMBER OF RECORD
              TITLE OF CLASS                  SHAREHOLDERS

         Shares of Common Stock      33,279 Class A - Equity Series
                                      4,077 Class B - Equity Series
                                      2,525 Class A - Global Series
                                      1,094 Class B - Global Series
                                        270 Class A - Asset Allocation Series
                                        136 Class B - Asset Allocation Series

ITEM 27.  INDEMNIFICATION.

          A policy of insurance covering Security Management Company, LLC and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

          Article Tenth of Registrant's Articles of Incorporation provides in relevant part as follows:

          "(5) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys' fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers and Directors may be entitled according to law."

          Article Sixteenth of Registrant's Articles of Incorporation, as amended December 10, 1987, provides as follows:

          "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

          A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

          B. for  acts  or  omissions   not  in  good  faith  or  which  involve
             intentional misconduct or a knowing violation of law;

          C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

          D. for any transaction from which the director derived an improper personal benefit."

          Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part, as follows:

          "Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

          No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which (s)he serves as a Director or officer at the request of the Corporation, if such person
          (a) exercised
          the same degree of care and skill as a prudent person would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which (s)he had no reasonable grounds to disbelieve.

          In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

          Security Management Company, LLC also acts as investment manager to SBL Fund, Security Cash Fund, Security Income Fund, Security Growth and Income Fund, Security Tax-Exempt Fund, and Security Ultra Fund.

                               Business* and Other Connections of the Executive
              Name             Officers and Directors of Registrant's Adviser
          ----------------------------------------------------------------------
          James R. Schmank     President (Interim), Treasurer,
                               Chief Fiscal Officer and
                               Managing Member Representative
                                  Security Management Company, LLC
                               Vice President and Director
                                  Security Distributors, Inc.
                               Vice President and Interim
                               Chief Investment Officer
                                  Security Benefit Group, Inc.
                                  Security Benefit Life Insurance Company
                               Vice President and Treasurer
                                  Security Growth and Income Fund, Security
                                  Income Fund, Security Cash Fund, Security
                                  Tax-Exempt Fund, Security Ultra Fund,
                                  Security Equity Fund, SBL Fund

                               Business* and Other Connections of the Executive
              Name             Officers and Directors of Registrant's Adviser
          ----------------------------------------------------------------------
          Jeffrey B. Pantages  President, Chief Investment Officer and Director
                                  Security Management Company (until June 1996)
                               Director
                                  Security Cash Fund, Security Income Fund,
                                  Security Tax-Exempt Fund, SBL Fund,
                                  Security Growth and Income Fund,
                                  Security Equity Fund, Security Ultra Fund
                               Senior Vice President and
                               Chief Investment Officer
                                  Security Benefit Life Insurance Company,
                                  Security Benefit Group, Inc.
                               Director
                                  Mulvane Art Center
                                  Mulvane Art Museum
                                  Washburn University
                                  17th & Jewell
                                  Topeka, Kansas
                                  United Way of Greater Topeka
                                  P.O. Box 4188
                                  Topeka, Kansas

          John D. Cleland      Senior Vice President and Managing
                               Member Representative
                                  Security Management Company, LLC
                               President and Director
                                  Security Cash Fund, Security Income Fund,
                                  Security Tax-Exempt Fund, SBL Fund,
                                  Security Growth and Income Fund,
                                  Security Equity Fund, Security Ultra Fund
                               Senior Vice President
                                  Security Benefit Life Insurance Company
                                  Security Benefit Group, Inc.
                               Vice President and Director
                                  Security Distributors, Inc.
                               Trustee and Treasurer
                                  Mount Hope Cemetery Corporation
                                  4700 SW 17th
                                  Topeka, Kansas
                               Trustee and Investment Committee Chairman
                                  Topeka Community Foundation
                                  5100 SW 10th
                                  Topeka, Kansas

                               Business* and Other Connections of the Executive
              Name             Officers and Directors of Registrant's Adviser
          ----------------------------------------------------------------------
          James W. Lammers     Senior Vice President and Director
                                  Security Management Company, LLC
                                  Security Distributors, Inc.
                               Director (until November 1996)
                                  Security Management Company

          Donald E. Caum       Director (until November 1996)
                                  Security Management Company
                               Senior Vice President
                                  Security Benefit Life Insurance Company
                                  Security Benefit Group
                               Director
                                  YMCA Metro, Topeka, Kansas
                               Executive Director
                                  Jayhawk Area Council Boy Scouts of America,
                                  Topeka, Kansas
                               Metropolitan Ballet, Topeka, Kansas

          James L. Woods       Senior Vice President
                                  Security Management Company, LLC
                                  Security Benefit Life Insurance Company
                                  Security Benefit Group, Inc.

          Mark E. Young        Vice President
                                  Security Growth and Income Fund,
                                  Security Income Fund,
                                  Security Cash Fund, Security Tax-Exempt Fund, Security Ultra Fund, Security Equity Fund, SBL Fund, Security Management Company, LLC Security Distributors, Inc.
                               Assistant Vice President
                                  Security Benefit Life Insurance Company
                                  First Security Benefit Life Insurance
                                  and Annuity Company of New York
                                  Security Benefit Group, Inc.
                               Trustee
                                  Topeka Zoological Foundation, Topeka, Kansas

          Terry A. Milberger   Senior Portfolio Manager and Vice President
                                  Security Management Company, LLC
                               Vice President
                                  Security Equity Fund, SBL Fund

                               Business* and Other Connections of the Executive
              Name             Officers and Directors of Registrant's Adviser
          ----------------------------------------------------------------------
          Jane A. Tedder       Vice President and Senior Portfolio Manager
                                  Security Management Company, LLC
                               Vice President
                                  Security Income Fund, SBL Fund,
                                  Security Equity Fund

          Gregory A. Hamilton  Second Vice President
                                  Security Management Company, LLC
                               Assistant Vice President
                                  Security Income Fund, SBL Fund,
                                  Security Equity Fund,
                                  Security Tax-Exempt Fund
                               Director
                                  Downtown Topeka, Inc., Topeka, Kansas
                               Trustee
                                  Kansas State University Foundation,
                                  Manhattan, Kansas

          Amy J. Lee           Vice President and Associate General Counsel
                                  Security Benefit Life Insurance Company,
                                  Security Benefit Group, Inc.
                               Secretary
                                  Security Management Company, LLC,
                                  Security Distributors, Inc.,
                                  Security Cash Fund,
                                  Security Equity Fund,
                                  Security Tax-Exempt Fund,
                                  Security Ultra Fund, SBL Fund,
                                  Security Growth and Income Fund,
                                  Security Income Fund
                               Director
                                  Everywoman's Resource Center
                                  1002 SW Garfield Avenue
                                  Topeka, Kansas

          Brenda M. Harwood    Assistant Vice President, Assistant Treasurer and
                               Assistant Secretary
                                  Security Management Company, LLC
                                  Assistant Treasurer and Assistant Secretary
                                  Security Equity Fund, Security Ultra Fund,
                                  Security Growth and Income Fund,
                                  Security Income Fund, Security Cash Fund,
                                  SBL Fund, Security Tax-Exempt Fund
                               Treasurer
                                  Security Distributors, Inc.

                               Business* and Other Connections of the Executive
              Name             Officers and Directors of Registrant's Adviser
          ----------------------------------------------------------------------
          Steven M. Bowser     Assistant Vice President and Portfolio Manager
                                  Security Management Company, LLC
                               Assistant Vice President
                                  Security Benefit Life Insurance Company,
                                  Security Benefit Group, Inc.

          Thomas A. Swank      Second Vice President and Portfolio Manager
                                  Security Management Company, LLC
                               Second Vice President
                                  Security Benefit Life Insurance Company,
                                  Security Benefit Group, Inc.

          Barbara J. Davison   Assistant Vice President and Portfolio Manager
                                  Security Management Company, LLC
                               Assistant Vice President
                                  Security Benefit Life Insurance Company,
                                  Security Benefit Group, Inc.
                               Vice-Chairman
                                  Topeka Chapter American Red Cross
                                  Topeka, Kansas

          Cindy L. Shields     Assistant Vice President and Portfolio Manager
                                  Security Management Company, LLC
                               Assistant Vice President
                                  Security Ultra Fund, SBL Fund

          Larry L. Valencia    Assistant Vice President
                               and Senior Research Analyst
                                  Security Management Company, LLC

          James P. Schier      Assistant Vice President
                               and Senior Research Analyst
                                  Security Management Company, LLC

          Martha L. Sutherland Second Vice President
                                  Security Management Company, LLC
                               Vice President
                                  Security Benefit Life Insurance Company
                                  Security Benefit Group, Inc.

          *Located at 700 Harrison, Topeka, Kansas 66636-0001.

          LEXINGTON MANAGEMENT CORPORATION:

          Lexington Management Corporation, sub-adviser to Global Series, acts as investment adviser, sub-adviser and/or sponsor to 21 investment companies other than Registrant.

                               Business* and Other Connections of the Executive
              Name             Officers and Directors of Registrant's Adviser
          ----------------------------------------------------------------------
          Robert M. DeMichele  President, Chief Executive Officer and Director
                                  Lexington Global Asset Managers, Inc.
                               Chairman and Chief Executive Officer
                                  Lexington Management Corporation,
                                  Lexington Funds Distributor, Inc.
                               Director
                                  Chartwell Recorporation, Navigator's Insurance Group, Vanguard Cellular Systems, Inc.
                               Chairman of the Board
                                  Lexington Group of Investment Companies,
                                  Market Systems Research, Inc.,
                                  Market Systems Research Advisors, Inc.

          Richard M. Hisey     Executive Vice President
                               and Chief Financial Officer
                                  Lexington Global Asset Managers, Inc.
                               Chief Financial Officer, Managing Director and Director
                                  Lexington Management Corporation
                               Chief Financial Officer, Vice President
                               and Director
                                  Lexington Funds Distributor, Inc.
                               Vice President and Treasurer
                                  Market Systems Research Advisors, Inc.
                               Chief Financial Officer and Vice President
                                  Lexington Group of Investment Companies

          Lawrence Kantor      Executive Vice President
                               and General Manager-Mutual Funds
                                  Lexington Global Asset Managers, Inc.
                               Executive Vice President, Managing Director and Director
                                  Lexington Management Corporation
                               Executive Vice President and Director
                                  Lexington Funds Distributor, Inc.
                               Vice President and Director
                                  Lexington Group of Investment Companies

                               Business* and Other Connections of the Executive
              Name             Officers and Directors of Registrant's Adviser
          ----------------------------------------------------------------------
          Stuart S. Richardson Chairman of the Board
                                  Lexington Global Asset Managers, Inc.
                               Director
                                  Lexington Management Corporation

          * Located at P.O. Box 1515, Saddle Brook, New Jersey 07663.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)  SBL Fund
               Security Ultra Fund
               Security Income Fund
               Security Growth & Income Fund
               Security Tax-Exempt Fund
               Variflex Variable Annuity Account
               Varilife Variable Annuity Account
               Parkstone Variable Annuity Account
               Security Varilife Separate Account
               Variflex LS Variable Annuity Account

          (b)

          (1)                    (2)                           (3)
   NAME AND PRINCIPAL    POSITION AND OFFICES          POSITION AND OFFICES
   BUSINESS ADDRESS*       WITH UNDERWRITER              WITH REGISTRANT
--------------------------------------------------------------------------------
   Richard K Ryan        President and Director        None

   John D. Cleland       Vice President and Director   President and Director

   James W. Lammers      Senior Vice President and     None
                         Director

   James R. Schmank      Vice President and Director   Vice President and
                                                       Treasurer

   Louis R. Jicha        Vice President and Director   None

   Mark E. Young         Vice President                Vice President

   Amy J. Lee            Secretary                     Secretary

   Brenda M. Harwood     Treasurer                     Assistant Secretary and
                                                       Assistant Treasurer

          (1)                    (2)                           (3)
   NAME AND PRINCIPAL    POSITION AND OFFICES          POSITION AND OFFICES
   BUSINESS ADDRESS*     WITH UNDERWRITER              WITH REGISTRANT
--------------------------------------------------------------------------------

   Daniel J. McNichol    Vice President                None

   Robert L. Kirchner    Regional Vice President       None

   Ronald V. Vermillion  Regional Vice President       None

   Jennifer A. Zaat      Regional Vice President       None

   Kent N. Spillman      Regional Vice President       None

   Carla D. Griffin      Regional Vice President       None

   Anthony Hammock       Regional Vice President       None

   William G. Mancuso    Regional Vice President       None

   Clark A. Anderson     Regional Vice President       None

   Paul Richardson       Regional Vice President       None

   Marek E. Lakotko      Regional Vice President       None

   *700 Harrison, Topeka, Kansas 66636-0001

  (c)   Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison,
          Topeka, Kansas 66636-0001. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

          (a) Not applicable.

          (b) Not applicable.

          (c) Upon the inclusion of Item 5A's required performance information in the Registrant's annual report, the Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 21st day of January, 1997.

                                                      SECURITY EQUITY FUND
                                                        (The Registrant)

                                      By:    JOHN D. CLELAND, PRESIDENT
                                         ---------------------------------------
                                             John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                    Date:    January 21, 1997
                                         ---------------------------------------

WILLIS A. ANTON, JR.                   Director
---------------------------------
Willis A. Anton, Jr.

DONALD A. CHUBB, JR.                   Director
---------------------------------
Donald A. Chubb, Jr.

JOHN D. CLELAND                        President and Director
---------------------------------
John D. Cleland

DONALD L. HARDESTY                     Director
---------------------------------
Donald L. Hardesty

PENNY A. LUMPKIN                       Director
---------------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.                    Director
---------------------------------
Mark L. Morris, Jr.

JEFFREY B. PANTAGES                    Director
---------------------------------
Jeffrey B. Pantages

HUGH L. THOMPSON                       Director
---------------------------------
Hugh L. Thompson

                                  EXHIBIT INDEX

  (1)   None

  (2)   None

  (3)   None

  (4)   None

  (5)   (a)    Investment Management and Services Agreement
        (b)    None

  (6)   (a)    None
        (b)    None

  (7)   None

  (8)   (a)    Custodian Agreement - UMB Bank
        (b)    None
        (c)    None

  (9)   (a)    None
        (b)    None

(10)    None

(11)    Consent of Independent Auditors

(12)    None

(13)    None

(14)    None

(15)    None

(16)    Schedule of Computation of Performance

(17)    Financial Data Schedules

(18)    None